                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number:   811-7556
                                                      ---------------

                        Liberty Variable Investment Trust
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

              One Financial Center, Boston, Massachusetts   02111
              ------------------------------------------------------
               (Address of principal executive offices)   (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
                    -----------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                    ----------------

Date of fiscal year end:             12/31/05
                              -------------------

Date of reporting period:            06/30/05
                              -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMIANNUAL REPORT - CLASS B SHARES
JUNE 30, 2005

[GRAPHIC]

LIBERTY VARIABLE INVESTMENT TRUST

2005 SEMIANNUAL REPORT - CLASS B SHARES

Liberty Variable Investment Trust


                                               SHC-44/88220-0705 (08/05) 05/7110

PRESIDENT'S MESSAGE
Liberty Variable Investment Trust

Dear Shareholder:

Columbia Management, the asset management division of Bank of America, is in the final stages of a significant business integration effort. Over the last year, we have been integrating various components of our various fund families, including Liberty and SteinRoe, which will result in a single fund family that covers a wide range of markets, sectors and asset classes. Our team of talented, seasoned investment professionals will continue to strive to achieve strong results within their investment categories. Our objective is not only to provide our shareholders with the best products but also to enhance the breadth and availability of our services. Given our ability to now leverage the size and scale of the Columbia Management business, I am pleased that these efforts will also result in substantial cost savings to the funds.

Our goal is to create a more simplified, clearly delineated product line. Through thoughtful project planning and execution, we will initially reduce the number of retail mutual funds from over 140 to fewer than 90. Earlier this year several fund mergers and liquidations were successfully completed. As we work to complete the remaining product and service provider consolidations in the coming months, we remain committed to building a mutual fund business that meets, and hopefully exceeds, your desire for personal financial solutions. We will continue to strive for the highest standards of performance and service excellence. The asset management business is in a time of transformation and we are committed to being progressive and innovative in our approach to the business. We value the confidence you have placed in us to assist you in managing your funds during these changing times. As with all businesses within Bank of America, we understand that your trust must be continuously earned and will remain focused on producing results for you.

In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We encourage you to read the manager reports carefully and discuss any questions you have with your financial advisor. As always, we thank you for choosing Columbia Management. We look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson
President, Columbia Funds

Christopher L. Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Funds President, Nations Funds President and CEO and Galaxy Funds President and is the primary liaison to the Fund Boards of Trustees. Chris joined Bank of America in August 2004.

Columbia Management Advisors, Inc. will combine with Banc of America Capital Management, LLC on or about September 30, 2005. At that time, the newly combined advisor will undergo a name change to Columbia Management Advisors, LLC and will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

                                                      Not FDIC  May Lose Value
                                                               -----------------
                                                      Insured  No Bank Guarantee

PERFORMANCE AT A GLANCE
Liberty Variable Investment Trust

                                                                              AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/05 (%)
                                                                               6-MONTH
                                                                 INCEPTION   (CUMULATIVE)   1-YEAR   5-YEAR   10-YEAR    LIFE
-----------------------------------------------------------------------------------------------------------------------------
LIBERTY VARIABLE INVESTMENT TRUST
Colonial Small Cap Value Fund, Variable Series -- Class B(1)      06/01/00       -1.06      11.12     14.40       --     9.43
Colonial Strategic Income Fund, Variable Series -- Class B(1)     06/01/00        0.30      10.41      7.88     7.25     7.70
Columbia High Yield Fund, Variable Series -- Class B(1)           04/14/03        1.15       8.03      6.41       --     5.85
Columbia International Fund, Variable Series -- Class B(1)        06/01/00       -2.63       7.94     -2.41     3.57     2.28
Liberty Growth & Income Fund, Variable Series -- Class B(1)       06/01/00        0.51       9.54      2.12    10.03    11.19
Liberty S&P 500 Index Fund, Variable Series -- Class B            05/30/00       -1.15       5.55     -2.82       --    -2.18
Liberty Select Value Fund, Variable Series -- Class B             05/30/00        3.46      10.76      9.10       --     9.08

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.


(1) Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

TABLE OF CONTENTS
Liberty Variable Investment Trust

PORTFOLIO MANAGERS' DISCUSSIONS
   Colonial Small Cap Value Fund, Variable Series                              2
   Colonial Strategic Income Fund, Variable Series                            17
   Columbia High Yield Fund, Variable Series                                  39
   Columbia International Fund, Variable Series                               56
   Liberty Growth & Income Fund, Variable Series                              72
   Liberty S&P 500 Index Fund, Variable Series                                86
   Liberty Select Value Fund, Variable Series                                104

FINANCIAL STATEMENTS
   Colonial Small Cap Value Fund, Variable Series                              5
   Colonial Strategic Income Fund, Variable Series                            20
   Columbia High Yield Fund, Variable Series                                  42
   Columbia International Fund, Variable Series                               59
   Liberty Growth & Income Fund, Variable Series                              75
   Liberty S&P 500 Index Fund, Variable Series                                89
   Liberty Select Value Fund, Variable Series                                107


                Must be preceded or accompanied by a prospectus.
                    Columbia Funds Distributor, Inc. 05/2005


FUNDS ARE DISTRIBUTED BY COLUMBIA FUNDS DISTRIBUTOR, INC. UNTIL ON OR ABOUT AUGUST 22, 2005, WHEN BACAP DISTRIBUTORS, LLC AND COLUMBIA FUNDS DISTRIBUTOR, INC., MEMBERS NASD, SIPC, WILL MERGE TO FORM COLUMBIA MANAGEMENT DISTRIBUTORS, INC. COLUMBIA FUNDS AND NATIONS FUNDS WILL THEN BE DISTRIBUTED BY COLUMBIA MANAGEMENT DISTRIBUTORS, INC., WHICH WILL BE PART OF COLUMBIA MANAGEMENT AND AN AFFILIATE OF BANK OF AMERICA CORPORATION. COLUMBIA MANAGEMENT IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. COLUMBIA MANAGEMENT ENTITIES FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

LIBERTY VARIABLE INVESTMENT TRUST

PORTFOLIO MANAGER'S DISCUSSION
Colonial Small Cap Value Fund, Variable Series / June 30, 2005

Colonial Small Cap Value Fund, Variable Series seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

Stephen D. Barbaro has managed the fund since June 2002.

Small-cap stocks made little headway during the first half of 2005. Within the sector, value stocks modestly outpaced growth stocks. The fund fell slightly short of both the S&P Small Cap 600/ Barra Value Index and Russell 2000 Value Index ("Russell")(1). It also trailed the average return of the Lipper Small-Cap Value Funds Category(2).

   We continued to focus on companies with strong competitive and financial positions, good earnings growth prospects and reasonable valuations. However, the fund lost some ground relative to the Russell because the fund did not own highly leveraged companies. These companies were among the period's best performers, as investors rewarded companies that stretched for incremental returns by adding debt to their balance sheets. In addition, the fund owned more stocks than the index at the smaller end of the small-cap universe, a market capitalization range from $100 million to $2 billion. Relatively larger-cap stocks within the index outperformed small-cap stocks as the valuation gap between them narrowed.

ENERGY AND UTILITIES DELIVERED MIXED RESULTS

Although the market was flat, energy and utilities stocks posted strong gains. The fund's energy stocks were up nicely, even though they did not keep pace with the sector's return in the index. Leveraged refiners were among the index's best performers along with more expensive exploration and production stocks. We missed out on these gains because neither industry met the standards of our strategy. In utilities, where the fund had a below-average stake, the fund's returns were positive but also lagged the sector return for the index. The fund underperformed in this sector because we avoided owning the lower quality, alternative energy companies that led the sector. However, we continue to believe that it is prudent to focus on higher quality companies.

WEAK RETURNS FROM INDUSTRIALS

Although the industrials sector's overall return was flat for the period, the fund's industrial stocks declined modestly. The fund did not keep pace as it did not own the highly leveraged, lower quality industrial companies that led the sector. A few smaller-cap industrial stocks in the portfolio also suffered steep downturns, the result of moderately disappointing earnings. Financials, which was the fund's largest sector weight, were also flat. The fund had investments in banks, insurers and specialty finance companies, as well as a small stake in real estate investments trusts. The fund's technology stocks declined during the period, which was in line with the sector's return in the index.

POSITIVE STOCK SELECTION IN MATERIALS AND CONSUMER DISCRETIONARY

The fund's materials stocks declined, but far less than those in the Russell. The fund emphasized coal, titanium, and building materials stocks, all of which benefited from strong global demand and improved pricing. We reduced the fund's stake in steel stocks--a fortunate move, because steel commodity prices softened during the period. In the consumer discretionary sector, the fund generated positive returns that beat the sector average. Specialty retailers did especially well, including one company that was bought out at a substantial premium and another that purchased a major competitor. The fund also owned a tire retailer and building materials retailer that benefited from attractive valuations and good earnings.

MORE NEUTRAL POSITIONING

To prepare for more moderate economic growth, we pared back on economically sensitive sectors, including industrials and materials. In their place, we added to our stakes in consumer staples and health care. We thought stocks in these sectors offered relatively attractive valuations along with more predictable earnings outlooks. In the spring, we also brought the fund's median market cap in line with the index's, believing that smaller-cap stocks no longer offer much of an advantage over larger size small-cap stocks. Going forward, we plan to maintain our focus on companies with strong balance sheets, which we believe have the potential to be long-term winners.

   Stephen D. Barbaro has managed the Colonial Small Cap Value Fund, Variable Series since June 2002 and has been with advisor or its predecessors since 1976.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall or may not approach the value the advisor has placed on it.

(1) The S&P Small Cap 600/Barra Value Index is an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the S&P Small Cap 600 Index. The Russell 2000 Value Index, an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

PERFORMANCE INFORMATION
Colonial Small Cap Value Fund, Variable Series / June 30, 2005

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                                         (CUMULATIVE)
                                            6-MONTH    1-YEAR  5-YEAR  LIFE
---------------------------------------------------------------------------
Class B (06/01/00)                              -1.06   11.12   14.40  9.43
Russell 2000 Value Index(1)                      0.90   14.39   16.12  9.60
S&P Small Cap 600/Barra Value Index(2)           1.63   14.17   14.38  9.25

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)                12/31/04  06/30/05
---------------------------------------------------------------
Class B                                        16.92     16.74

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

[CHART]

VALUE OF A $10,000 INVESTMENT, 05/19/98(3) - 06/30/05

                             RUSSELL 2000   S&P SMALL CAP 600/BARRA
             CLASS B SHARES   VALUE INDEX         VALUE INDEX
 5/19/1998     $  10,000      $  10,000
 5/31/1998     $  10,020      $   9,794           $  10,000
 6/30/1998     $  10,050      $   9,739           $   9,995
 7/31/1998     $   9,120      $   8,977           $   9,070
 8/31/1998     $   7,201      $   7,571           $   7,434
 9/30/1998     $   7,461      $   7,999           $   7,829
10/31/1998     $   7,881      $   8,236           $   8,171
11/30/1998     $   8,401      $   8,459           $   8,520
12/31/1998     $   8,675      $   8,725           $   8,855
 1/31/1999     $   8,464      $   8,527           $   8,753
 2/28/1999     $   7,626      $   7,945           $   8,040
 3/31/1999     $   7,525      $   7,879           $   8,009
 4/30/1999     $   8,030      $   8,599           $   8,707
 5/31/1999     $   8,354      $   8,863           $   9,055
 6/30/1999     $   8,788      $   9,184           $   9,604
 7/31/1999     $   8,778      $   8,966           $   9,454
 8/31/1999     $   8,324      $   8,638           $   9,057
 9/30/1999     $   8,273      $   8,465           $   8,891
10/31/1999     $   8,313      $   8,296           $   8,685
11/30/1999     $   8,545      $   8,339           $   8,879
12/31/1999     $   9,226      $   8,595           $   9,123
 1/31/2000     $   8,640      $   8,370           $   8,656
 2/29/2000     $   9,216      $   8,881           $   9,047
 3/31/2000     $   9,358      $   8,923           $   9,381
 4/30/2000     $   9,459      $   8,975           $   9,446
 5/31/2000     $   9,317      $   8,838           $   9,292
 6/30/2000     $   9,692      $   9,096           $   9,559
 7/31/2000     $   9,783      $   9,399           $   9,747
 8/31/2000     $  10,582      $   9,819           $  10,317
 9/30/2000     $  10,582      $   9,763           $  10,296
10/31/2000     $  10,633      $   9,728           $  10,346
11/30/2000     $   9,864      $   9,530           $   9,662
12/31/2000     $  10,969      $  10,553           $  11,026
 1/31/2001     $  11,061      $  10,844           $  11,899
 2/28/2001     $  10,743      $  10,829           $  11,397
 3/31/2001     $  10,569      $  10,656           $  10,923
 4/30/2001     $  11,346      $  11,149           $  11,581
 5/31/2001     $  11,683      $  11,436           $  11,877
 6/30/2001     $  11,765      $  11,896           $  12,332
 7/31/2001     $  11,847      $  11,629           $  12,216
 8/31/2001     $  11,613      $  11,588           $  12,019
 9/30/2001     $  10,215      $  10,309           $  10,298
10/31/2001     $  10,460      $  10,578           $  10,769
11/30/2001     $  11,165      $  11,339           $  11,630
12/31/2001     $  11,978      $  12,033           $  12,470
 1/31/2002     $  12,071      $  12,193           $  12,703
 2/28/2002     $  12,310      $  12,267           $  12,648
 3/31/2002     $  13,181      $  13,185           $  13,747
 4/30/2002     $  13,410      $  13,649           $  14,310
 5/31/2002     $  12,995      $  13,197           $  13,767
 6/30/2002     $  12,591      $  12,905           $  13,152
 7/31/2002     $  11,046      $  10,988           $  11,013
 8/31/2002     $  11,295      $  10,939           $  10,999
 9/30/2002     $  10,531      $  10,158           $  10,190
10/31/2002     $  10,749      $  10,311           $  10,394
11/30/2002     $  11,581      $  11,133           $  10,956
12/31/2002     $  11,243      $  10,658           $  10,665
 1/31/2003     $  10,910      $  10,357           $  10,225
 2/28/2003     $  10,352      $  10,009           $   9,847
 3/31/2003     $  10,373      $  10,116           $   9,816
 4/30/2003     $  11,190      $  11,078           $  10,704
 5/31/2003     $  12,113      $  12,209           $  11,702
 6/30/2003     $  12,382      $  12,415           $  12,050
 7/31/2003     $  13,037      $  13,034           $  12,639
 8/31/2003     $  13,617      $  13,530           $  13,247
 9/30/2003     $  13,496      $  13,374           $  12,812
10/31/2003     $  14,583      $  14,464           $  13,954
11/30/2003     $  15,161      $  15,020           $  14,530
12/31/2003     $  15,667      $  15,563           $  14,937
 1/31/2004     $  16,230      $  16,102           $  15,294
 2/29/2004     $  16,483      $  16,414           $  15,656
 3/31/2004     $  16,814      $  16,641           $  15,930
 4/30/2004     $  16,120      $  15,780           $  15,344
 5/31/2004     $  16,220      $  15,971           $  15,536
 6/30/2004     $  17,091      $  16,783           $  16,387
 7/31/2004     $  16,308      $  16,011           $  15,609
 8/31/2004     $  16,231      $  16,167           $  15,659
 9/30/2004     $  16,887      $  16,808           $  16,431
10/31/2004     $  17,132      $  17,068           $  16,572
11/30/2004     $  18,686      $  18,582           $  18,080
12/31/2004     $  19,198      $  19,026           $  18,409
 1/31/2005     $  18,528      $  18,290           $  17,765
 2/28/2005     $  18,935      $  18,654           $  18,314
 3/31/2005     $  18,617      $  18,270           $  17,970
 4/30/2005     $  17,528      $  17,327           $  16,983
 5/31/2005     $  18,243      $  18,384           $  18,002
 6/30/2005     $  18,983      $  19,201           $  18,714

The graph compares the results of a hypothetical $10,000 investment in the fund with the indexes. The Indexes are unmanaged and returns for the indexes and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. Beginning in 2004, the Fund's benchmark was changed to the Russell 2000 Value Index, an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P Small Cap 600/Barra Value Index is an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the S&P Small Cap 600 Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1)  Index performance for the life of the fund is from May 19, 1998.
(2)  Index performance for the life of the fund is from May 31, 1998.
(3)  Inception date of class A shares (oldest existing share class).

UNDERSTANDING YOUR EXPENSES
Colonial Small Cap Value Fund, Variable Series / June 30, 2005

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                          ACCOUNT VALUE AT THE      ACCOUNT VALUE AT THE       EXPENSES PAID       FUND'S ANNUALIZED
01/01/05 - 06/30/05    BEGINNING OF THE PERIOD ($)  END OF THE PERIOD ($)   DURING THE PERIOD ($)  EXPENSE RATIO (%)
--------------------------------------------------------------------------------------------------------------------
                          ACTUAL     HYPOTHETICAL   ACTUAL  HYPOTHETICAL   ACTUAL   HYPOTHETICAL
--------------------------------------------------------------------------------------------------------------------
Class B                  1,000.00      1,000.00      989.39    1,019.34      5.43        5.51             1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Colonial Small Cap Value Fund, Variable Series / June 30, 2005 (Unaudited)

                                                         SHARES          VALUE
                                                     -------------   -------------
COMMON STOCKS--99.1%
CONSUMER DISCRETIONARY--13.8%
AUTO COMPONENTS--0.9%
BorgWarner, Inc.                                            37,700   $   2,023,359
Modine Manufacturing Co.                                    28,450         926,332
                                                                     -------------
                                                                         2,949,691
                                                                     -------------
DISTRIBUTORS--0.8%
Building Material Holding Corp.                             37,600       2,605,304
                                                                     -------------
HOTELS, RESTAURANTS & LEISURE--3.5%
Bob Evans Farms, Inc.                                       35,590         829,959
Dave & Buster's, Inc. (a)                                   76,400       1,408,816
Landry's Restaurants, Inc.                                  62,750       1,888,148
Lone Star Steakhouse & Saloon,
   Inc.                                                     83,950       2,552,919
Marcus Corp.                                                78,700       1,670,014
Scientific Games Corp.,
   Class A (a)                                             114,000       3,070,020
Vail Resorts, Inc. (a)                                      24,900         699,690
                                                                     -------------
                                                                        12,119,566
                                                                     -------------
HOUSEHOLD DURABLES--1.7%
American Greetings Corp.,
   Class A                                                 136,200       3,609,300
CSS Industries, Inc.                                        39,100       1,323,144
Kimball International, Inc.,
   Class B                                                  84,200       1,111,440
                                                                     -------------
                                                                         6,043,884
                                                                     -------------
MEDIA--2.3%
4Kids Entertainment, Inc. (a)                               74,500       1,481,060
Journal Communications, Inc.,
   Class A                                                  68,670       1,153,656
Liberty Corp.                                               35,800       1,317,798
Media General, Inc., Class A                                21,600       1,398,816
Reader's Digest Association, Inc.                           52,000         858,000
Scholastic Corp. (a)                                        45,800       1,765,590
                                                                     -------------
                                                                         7,974,920
                                                                     -------------
SPECIALTY RETAIL--2.5%
GameStop Corp., Class A (a)                                 90,700       2,966,797
Monro Muffler, Inc. (a)                                     82,475       2,433,837
Movie Gallery, Inc.                                         57,200       1,511,796
Pier 1 Imports, Inc.                                        61,700         875,523
Rent-A-Center, Inc. (a)                                     11,771         274,147
TBC Corp. (a)                                               23,450         636,198
Zale Corp. (a)                                               3,716         117,760
                                                                     -------------
                                                                         8,816,058
                                                                     -------------
TEXTILES, APPAREL & LUXURY GOODS--2.1%
Delta Apparel, Inc.                                         47,100         609,003
Hampshire Group Ltd. (a)                                    87,600       1,717,836
Kellwood Co.                                                56,350       1,515,815
Russell Corp.                                               61,700       1,261,765
Stride Rite Corp.                                           77,600       1,070,104
Tandy Brands Accessories, Inc.                               3,967          43,240
Wolverine World Wide, Inc.                                  45,880       1,101,579
                                                                     -------------
                                                                         7,319,342
                                                                     -------------

CONSUMER STAPLES--3.7%
FOOD & STAPLES RETAILING--1.4%
BJ's Wholesale Club, Inc. (a)                               33,900   $   1,101,411
Performance Food Group Co. (a)                              30,600         924,426
Weis Markets, Inc.                                          75,530       2,929,809
                                                                     -------------
                                                                         4,955,646
                                                                     -------------
FOOD PRODUCTS--2.3%
Central Garden & Pet Co. (a)                                18,100         889,072
Corn Products International, Inc.                           94,060       2,234,866
Flowers Foods, Inc.                                         56,307       1,991,015
J&J Snack Foods Corp.                                       20,874       1,092,754
Lancaster Colony Corp.                                      13,866         595,129
Lance, Inc.                                                 61,100       1,051,531
                                                                     -------------
                                                                         7,854,367
                                                                     -------------
ENERGY--6.4%
ENERGY EQUIPMENT & SERVICES--1.5%
Gulf Island Fabrication, Inc.                                  795          15,805
Lufkin Industries, Inc.                                    100,900       3,630,382
Universal Compression
   Holdings, Inc. (a)                                       44,150       1,599,996
                                                                     -------------
                                                                         5,246,183
                                                                     -------------
OIL, GAS & CONSUMABLE FUELS--4.9%
Bill Barrett Corp. (a)                                      14,807         437,991
Bois d'Arc Energy, Inc. (a)                                 52,087         768,283
Cimarex Energy Co. (a)                                      65,091       2,532,691
Energy Partners Ltd. (a)                                    74,400       1,950,024
Harvest Natural Resources,
   Inc. (a)                                                109,250       1,194,102
Houston Exploration Co. (a)                                 22,560       1,196,808
InterOil Corp. (a)                                          31,800         864,324
Peabody Energy Corp.                                        32,920       1,713,157
Range Resources Corp.                                       77,100       2,073,990
Stone Energy Corp. (a)                                      43,800       2,141,820
Western Gas Resources, Inc.                                 63,600       2,219,640
                                                                     -------------
                                                                        17,092,830
                                                                     -------------
FINANCIALS--26.9%
CAPITAL MARKETS--0.3%
Piper Jaffray Companies,
   Inc. (a)                                                 36,320       1,105,218
                                                                     -------------
COMMERCIAL BANKS--11.7%
BancFirst Corp.                                             10,199         887,211
BancorpSouth, Inc.                                          75,770       1,788,172
BancTrust Financial Group, Inc.                             39,800         777,294
Bank of Granite Corp.                                       56,100       1,073,754
Bryn Mawr Bank Corp.                                        62,797       1,200,051
Capitol Bancorp Ltd.                                        59,400       1,996,434
Chemical Financial Corp.                                    58,415       1,934,121
Chittenden Corp.                                            79,475       2,161,720
Citizens Banking Corp.                                      32,720         988,798
City Holding Co.                                            21,060         769,111
Columbia Banking System, Inc.                               44,100       1,085,742
Community Trust Bancorp, Inc.                               37,742       1,234,918

                 See Accompanying Notes to Financial Statements.

                                                         SHARES          VALUE
                                                     -------------   -------------
Corus Bankshares, Inc.                                      52,200   $   2,896,578
First Citizens BancShares, Inc.,
   Class A                                                   8,500       1,228,675
First Financial Bankshares, Inc.                            37,700       1,275,768
First Financial Corp.                                       40,200       1,154,946
Greater Bay Bancorp                                         57,440       1,514,693
Hancock Holding Co.                                         29,459       1,013,390
ITLA Capital Corp. (a)                                      27,500       1,482,250
MASSBANK Corp.                                              11,400         395,010
Merchants Bancshares, Inc.                                  45,400       1,191,205
Mid-State Bancshares                                        80,050       2,222,988
Northrim BanCorp, Inc.                                      41,500         974,420
Sterling Bancshares, Inc.                                  134,300       2,089,708
TriCo Bancshares                                            97,014       2,167,293
TrustCo Bank Corp.                                         101,130       1,320,758
UMB Financial Corp.                                         36,200       2,064,486
Whitney Holding Corp.                                       60,600       1,977,378
                                                                     -------------
                                                                        40,866,872
                                                                     -------------
CONSUMER FINANCE--0.6%
Cash America International, Inc.                           104,140       2,095,297
                                                                     -------------
DIVERSIFIED FINANCIAL SERVICES--1.9%
Advance America Cash
   Advance Centers, Inc.                                    98,900       1,582,400
Metris Companies, Inc. (a)                                 170,300       2,462,538
MFC Bancorp Ltd. (a)                                       137,600       2,563,488
                                                                     -------------
                                                                         6,608,426
                                                                     -------------
INSURANCE--6.0%
AmerUs Group Co.                                            30,600       1,470,330
Argonaut Group, Inc. (a)                                    16,504         381,077
Baldwin & Lyons, Inc., Class B                              47,320       1,140,412
CNA Surety Corp. (a)                                        88,400       1,312,740
Commerce Group, Inc.                                        15,900         987,549
Delphi Financial Group, Inc.,
   Class A                                                  50,586       2,233,372
Harleysville Group, Inc.                                    68,700       1,435,143
Horace Mann Educators Corp.                                 67,400       1,268,468
Navigators Group, Inc. (a)                                  61,577       2,128,717
Phoenix Companies, Inc.                                    142,350       1,693,965
ProCentury Corp.                                           104,100       1,044,123
Quanta Capital Holdings Ltd. (a)                           146,290         911,387
RLI Corp.                                                   37,207       1,659,432
UICI                                                        59,650       1,775,780
United America Indemnity Ltd.,
   Class A (a)                                              77,700       1,335,663
                                                                     -------------
                                                                        20,778,158
                                                                     -------------
REAL ESTATE--6.4%
Alexandria Real Estate Equities,
   Inc., REIT                                               21,340       1,567,423
BioMed Realty Trust, Inc.,
   REIT                                                     46,550       1,110,218
Brandywine Realty Trust,
   REIT                                                     55,160       1,690,654
Cousins Properties, Inc.,
   REIT                                                     44,620       1,319,860
EastGroup Properties, Inc.,
   REIT                                                     51,750       2,179,192
Equity One, Inc., REIT                                      67,000   $   1,520,900
Getty Realty Corp., REIT                                    54,160       1,500,232
Mid-America Apartment
   Communities, Inc., REIT                                  57,060       2,591,665
Nationwide Health Properties,
   Inc., REIT                                               88,650       2,093,026
PS Business Parks, Inc., REIT                               58,900       2,618,105
Tanger Factory Outlet Centers,
   Inc., REIT                                               61,800       1,664,274
Universal Health Realty Income
   Trust, REIT                                              30,000       1,143,300
Urstadt Biddle Properties, Inc.,
   Class A, REIT                                            65,500       1,134,460
                                                                     -------------
                                                                        22,133,309
                                                                     -------------

HEALTH CARE--9.5%
HEALTH CARE EQUIPMENT & SUPPLIES--3.2%
Bio-Rad Laboratories, Inc.,
   Class A (a)                                              19,148       1,133,753
Greatbatch, Inc. (a)                                        60,500       1,445,950
Haemonetics Corp. (a)                                       38,570       1,567,485
Invacare Corp.                                              38,300       1,698,988
STERIS Corp.                                                77,100       1,986,867
Sybron Dental Specialties,
   Inc. (a)                                                 43,620       1,640,984
Varian, Inc. (a)                                            22,610         854,432
Viasys Healthcare, Inc. (a)                                 36,700         829,053
                                                                     -------------
                                                                        11,157,512
                                                                     -------------
HEALTH CARE PROVIDERS & SERVICES--5.9%
Cross Country Healthcare,
   Inc. (a)                                                 64,600       1,098,200
Genesis HealthCare Corp. (a)                                50,300       2,327,884
Gentiva Health Services, Inc. (a)                           88,600       1,582,396
Hooper Holmes, Inc.                                        168,500         699,275
Kindred Healthcare, Inc. (a)                                90,600       3,588,666
OCA, Inc. (a)                                              132,500         249,100
Owens & Minor, Inc.                                         45,500       1,471,925
PAREXEL International
   Corp. (a)                                                83,000       1,647,550
Pediatrix Medical Group,
   Inc. (a)                                                 41,600       3,059,264
RehabCare Group, Inc. (a)                                   39,400       1,053,162
Res-Care, Inc. (a)                                          45,900         622,404
Symbion, Inc. (a)                                           57,900       1,380,915
United Surgical Partners
   International, Inc. (a)                                  30,300       1,578,024
                                                                     -------------
                                                                        20,358,765
                                                                     -------------
PHARMACEUTICALS--0.4%
Perrigo Co.                                                 97,800       1,363,332
                                                                     -------------

INDUSTRIALS--15.7%
AEROSPACE & DEFENSE--2.7%
AAR Corp. (a)                                               94,723       1,488,098
Esterline Technologies Corp. (a)                            65,200       2,613,216
Kaman Corp., Class A                                        79,900       1,441,396

                 See Accompanying Notes to Financial Statements.

                                                         SHARES          VALUE
                                                     -------------   -------------
Ladish Co., Inc. (a)                                        65,004   $     653,496
Precision Castparts Corp.                                   38,700       3,014,730
                                                                     -------------
                                                                         9,210,936
                                                                     -------------
AIR FREIGHT & LOGISTICS--0.3%
Ryder System, Inc.                                          30,300       1,108,980
                                                                     -------------
AIRLINES--0.5%
MAIR Holdings, Inc. (a)                                     45,968         406,357
Skywest, Inc.                                               70,900       1,288,962
                                                                     -------------
                                                                         1,695,319
                                                                     -------------
BUILDING PRODUCTS--0.5%
NCI Building Systems, Inc. (a)                              51,700       1,695,760
                                                                     -------------
COMMERCIAL SERVICES & SUPPLIES--4.4%
ABM Industries, Inc.                                        70,600       1,376,700
Angelica Corp.                                              36,800         901,968
Casella Waste Systems, Inc.,
   Class A (a)                                             148,400       1,780,800
Century Business Services,
   Inc. (a)                                                 89,474         362,370
Consolidated Graphics, Inc. (a)                             66,350       2,705,089
Healthcare Services Group, Inc.                            127,250       2,555,180
Imagistics International, Inc. (a)                          73,450       2,056,600
NCO Group, Inc. (a)                                         45,300         979,839
Sourcecorp, Inc. (a)                                        45,200         895,864
TeleTech Holdings, Inc. (a)                                110,000         896,500
United Stationers, Inc. (a)                                 15,310         751,721
                                                                     -------------
                                                                        15,262,631
                                                                     -------------
CONSTRUCTION & ENGINEERING--1.3%
Comfort Systems USA, Inc. (a)                                2,684          17,661
Dycom Industries, Inc. (a)                                  66,200       1,311,422
EMCOR Group, Inc. (a)                                       22,100       1,080,690
Washington Group International,
   Inc. (a)                                                 42,400       2,167,488
                                                                     -------------
                                                                         4,577,261
                                                                     -------------
ELECTRICAL EQUIPMENT--1.3%
Genlyte Group, Inc. (a)                                     50,600       2,466,244
Woodward Governor Co.                                       24,900       2,092,347
                                                                     -------------
                                                                         4,558,591
                                                                     -------------
MACHINERY--2.3%
Briggs & Stratton Corp.                                     47,300       1,637,526
EnPro Industries, Inc. (a)                                  71,400       2,061,318
Harsco Corp.                                                50,900       2,776,595
Kadant, Inc. (a)                                            30,133         660,817
Robbins & Myers, Inc.                                       36,733         790,127
                                                                     -------------
                                                                         7,926,383
                                                                     -------------
ROAD & RAIL--0.9%
Dollar Thrifty Automotive
   Group, Inc. (a)                                          44,900       1,705,302
Werner Enterprises, Inc.                                    75,300       1,478,892
                                                                     -------------
                                                                         3,184,194
                                                                     -------------
TRADING COMPANIES & DISTRIBUTORS--1.5%
Hughes Supply, Inc.                                         70,422       1,978,858
Watsco, Inc.                                                78,350       3,337,710
                                                                     -------------
                                                                         5,316,568
                                                                     -------------

INFORMATION TECHNOLOGY--11.3%
COMMUNICATIONS EQUIPMENT--1.1%
Anaren, Inc. (a)                                            90,200   $   1,186,130
Belden CDT, Inc.                                            43,200         915,840
Black Box Corp.                                             27,300         966,420
Tollgrade Communications,
   Inc. (a)                                                 71,850         538,875
                                                                     -------------
                                                                         3,607,265
                                                                     -------------
COMPUTERS & PERIPHERALS--0.8%
Electronics for Imaging, Inc. (a)                           23,300         490,232
Imation Corp.                                               35,400       1,373,166
Intergraph Corp. (a)                                        26,466         912,018
                                                                     -------------
                                                                         2,775,416
                                                                     -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.6%
Agilysys, Inc.                                              55,450         870,565
Anixter International, Inc. (a)                             27,650       1,027,750
Benchmark Electronics, Inc. (a)                             48,450       1,473,849
Brightpoint, Inc. (a)                                      104,000       2,307,760
MTS Systems Corp.                                           50,050       1,680,679
Vishay Intertechnology, Inc. (a)                           149,900       1,779,313
                                                                     -------------
                                                                         9,139,916
                                                                     -------------
INTERNET SOFTWARE & SERVICES--0.5%
Digitas, Inc. (a)                                           56,890         649,115
Keynote Systems, Inc. (a)                                   86,800       1,012,956
                                                                     -------------
                                                                         1,662,071
                                                                     -------------
IT SERVICES--1.4%
Acxiom Corp.                                                66,400       1,386,432
MAXIMUS, Inc.                                               30,320       1,069,993
MPS Group, Inc. (a)                                        247,000       2,326,740
                                                                     -------------
                                                                         4,783,165
                                                                     -------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--1.9%
ATMI, Inc. (a)                                              30,600         887,706
Exar Corp. (a)                                              85,300       1,270,117
Fairchild Semiconductor Corp.,
   Class A (a)                                              45,230         667,143
Integrated Device Technology,
   Inc. (a)                                                 39,160         420,970
MEMC Electronic Materials,
   Inc. (a)                                                106,960       1,686,759
Standard Microsystems Corp. (a)                             76,000       1,776,880
                                                                     -------------
                                                                         6,709,575
                                                                     -------------
SOFTWARE--3.0%
Captaris, Inc. (a)                                         175,100         724,914
Internet Security Systems,
   Inc. (a)                                                 64,500       1,308,705
Lawson Software, Inc. (a)                                   85,900         442,385
MSC.Software Corp. (a)                                     111,700       1,535,875
PLATO Learning, Inc. (a)                                   107,062         790,118
SeaChange International, Inc. (a)                           35,100         246,402
Sybase, Inc. (a)                                            71,700       1,315,695
Take-Two Interactive Software,
   Inc. (a)                                                 45,550       1,159,247
THQ, Inc. (a)                                               30,300         886,881

                 See Accompanying Notes to Financial Statements.

                                                         SHARES          VALUE
                                                     -------------   -------------
Transaction Systems Architects, Inc.,
   Class A (a)                                              83,400   $   2,054,142
                                                                     -------------
                                                                        10,464,364
                                                                     -------------

MATERIALS--7.2%
CHEMICALS--2.5%
Cytec Industries, Inc.                                      39,800       1,584,040
H.B. Fuller Co.                                             58,900       2,006,134
Minerals Technologies, Inc.                                 30,100       1,854,160
Schulman (A.), Inc.                                         79,150       1,415,993
Sensient Technologies Corp.                                 51,100       1,053,171
Stepan Co.                                                  42,700         943,670
                                                                     -------------
                                                                         8,857,168
                                                                     -------------
CONSTRUCTION MATERIALS--0.9%
Eagle Materials, Inc.                                       32,700       3,027,693
                                                                     -------------
CONTAINERS & PACKAGING--1.3%
AptarGroup, Inc.                                            29,800       1,513,840
Greif, Inc., Class A                                        49,350       3,015,285
                                                                     -------------
                                                                         4,529,125
                                                                     -------------
METALS & MINING--1.8%
Alpha Natural Resources,
   Inc. (a)                                                 56,240       1,343,011
AMCOL International Corp.                                   46,400         871,856
Carpenter Technology Corp.                                  17,700         916,860
Metal Management, Inc.                                      49,200         952,020
RTI International Metals,
   Inc. (a)                                                 44,430       1,395,547
Worthington Industries, Inc.                                45,430         717,794
                                                                     -------------
                                                                         6,197,088
                                                                     -------------
PAPER & FOREST PRODUCTS--0.7%
Mercer International, Inc. (a)                             152,500       1,111,725
P.H. Glatfelter Co.                                        107,100       1,328,040
                                                                     -------------
                                                                         2,439,765
                                                                     -------------

TELECOMMUNICATION SERVICES--0.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.3%
North Pittsburgh Systems, Inc.                              53,100       1,038,636
                                                                     -------------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
Price Communications Corp. (a)                              68,075       1,177,698
                                                                     -------------

UTILITIES--4.0%
ELECTRIC UTILITIES--3.3%
ALLETE, Inc.                                                30,600       1,526,940
Central Vermont Public Service
   Corp.                                                    74,600       1,380,100
CH Energy Group, Inc.                                       50,300       2,446,089
El Paso Electric Co. (a)                                    84,400       1,725,980
Maine & Maritimes Corp.                                     16,900         414,050
MGE Energy, Inc.                                            29,400       1,069,572
Otter Tail Corp.                                            42,800       1,169,724
Puget Energy, Inc.                                          72,800       1,702,064
                                                                     -------------
                                                                        11,434,519
                                                                     -------------
GAS UTILITIES--0.7%
Cascade Natural Gas Corp.                                   32,100   $     658,050
Northwest Natural Gas Co.                                   24,300         929,232
WGL Holdings, Inc.                                          25,800         867,912
                                                                     -------------
                                                                         2,455,194
                                                                     -------------
TOTAL COMMON STOCKS
   (cost of $305,415,474)                                              344,279,961
                                                                     -------------

                                                          PAR
                                                     -------------
SHORT-TERM OBLIGATION--0.6%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 06/30/05, due 07/01/05
   at 2.700%, collateralized by a
   U.S. Treasury Note maturing
   11/15/12, market value of
   $2,245,913 (repurchase
   proceeds $2,198,165)                              $   2,198,000       2,198,000
                                                                     -------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $2,198,000)                                                  2,198,000
                                                                     -------------
TOTAL INVESTMENTS--99.7%
   (cost of $307,613,474) (b)                                          346,477,961
                                                                     -------------
OTHER ASSETS & LIABILITIES, NET--0.3%                                    1,139,960
                                                                     -------------
NET ASSETS--100.0%                                                   $ 347,617,921
                                                                     =============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing security.
(b) Cost for federal income tax purposes is $307,613,474.

At June 30, 2005, the Fund held investments in the following sectors:

SECTOR                                                             % OF NET ASSETS
------                                                             ---------------
Financials                                                               26.9%
Industrials                                                              15.7
Consumer Discretionary                                                   13.8
Information Technology                                                   11.3
Health Care                                                               9.5
Materials                                                                 7.2
Energy                                                                    6.4
Utilities                                                                 4.0
Consumer Staples                                                          3.7
Telecommunication Services                                                0.6
Short-Term Obligation                                                     0.6
Other Assets & Liabilities, Net                                           0.3
                                                                        -----
                                                                        100.0%
                                                                        =====

            ACRONYM              NAME
            -------              ----
             REIT    Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Colonial Small Cap Value Fund, Variable Series / June 30, 2005 (Unaudited)

ASSETS:
Investments, at cost                                                                    $  307,613,474
                                                                                        --------------
Investments, at value                                                                   $  346,477,961
Cash                                                                                               497
Receivable for:
   Investments sold                                                                          1,283,697
   Fund shares sold                                                                          1,163,393
   Interest                                                                                        165
   Dividends                                                                                   324,061
Expense reimbursement due from Distributor                                                      12,085
Deferred Trustees' compensation plan                                                             6,163
                                                                                        --------------
     TOTAL ASSETS                                                                          349,268,022
                                                                                        --------------
LIABILITIES:
Payable for:
   Investments purchased                                                                     1,254,416
   Fund shares repurchased                                                                      56,157
   Investment advisory fee                                                                     221,203
   Transfer agent fee                                                                              595
   Pricing and bookkeeping fees                                                                  7,602
   Trustees' fees                                                                                  646
   Custody fee                                                                                  13,714
   Distribution fee--Class B                                                                    66,432
Deferred Trustees' fees                                                                          6,163
Other liabilities                                                                               23,173
                                                                                        --------------
     TOTAL LIABILITIES                                                                       1,650,101
                                                                                        --------------
NET ASSETS                                                                              $  347,617,921
                                                                                        ==============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                         $  306,560,463
Undistributed net investment income                                                            853,661
Accumulated net realized gain                                                                1,339,310
Net unrealized appreciation on investments                                                  38,864,487
                                                                                        --------------
NET ASSETS                                                                              $  347,617,921
                                                                                        ==============
CLASS A:
Net assets                                                                              $   13,281,033
Shares outstanding                                                                             791,581
                                                                                        ==============
Net asset value per share                                                               $        16.78
                                                                                        ==============
CLASS B:
Net assets                                                                              $  334,336,888
Shares outstanding                                                                          19,966,627
                                                                                        ==============
Net asset value per share                                                               $        16.74
                                                                                        ==============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Colonial Small Cap Value Fund, Variable Series
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                               $    2,671,660
Interest                                                                                        48,784
                                                                                        --------------
   Total Investment Income                                                                   2,720,444
                                                                                        --------------
EXPENSES:
Investment advisory fee                                                                      1,227,630
Distribution fee--Class B                                                                      367,143
Transfer agent fee                                                                               3,719
Pricing and bookkeeping fees                                                                    43,083
Trustees' fees                                                                                   6,091
Custody fee                                                                                     55,135
Non-recurring costs (See Note 6)                                                                 3,699
Other expenses                                                                                  44,582
                                                                                        --------------
   Total Expenses                                                                            1,751,082
Fees reimbursed by Distributor--Class B                                                        (72,476)
Non-recurring costs assumed by Investment Advisor (See Note 6)                                  (3,699)
Custody earnings credit                                                                            (93)
                                                                                        --------------
   Net Expenses                                                                              1,674,814
                                                                                        --------------
Net Investment Income                                                                        1,045,630
                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                               599,519
Net change in unrealized appreciation (depreciation) on investments                         (2,575,850)
                                                                                        --------------
Net Loss                                                                                    (1,976,331)
                                                                                        --------------
Net Decrease in Net Assets from Operations                                              $     (930,701)
                                                                                        ==============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Colonial Small Cap Value Fund, Variable Series

                                                                                     (UNAUDITED)
                                                                                     SIX MONTHS
                                                                                        ENDED          YEAR ENDED
                                                                                       JUNE 30,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                       2005             2004
----------------------------------                                                  --------------   --------------
OPERATIONS:
Net investment income                                                               $    1,045,630   $      717,153
Net realized gain on investments and foreign currency transactions                         599,519        6,089,366
Net change in unrealized appreciation (depreciation) on investments                     (2,575,850)      32,496,427
                                                                                    --------------   --------------
        Net Increase (Decrease) from Operations                                           (930,701)      39,302,946
                                                                                    --------------   --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                      --          (59,647)
   Class B                                                                                      --         (777,348)
From net realized gains:
   Class A                                                                                      --         (363,580)
   Class B                                                                                      --       (6,319,347)
                                                                                    --------------   --------------
        Total Distributions Declared to Shareholders                                            --       (7,519,922)
                                                                                    --------------   --------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                         1,096,584        3,893,180
   Distributions reinvested                                                                     --          423,227
   Redemptions                                                                          (2,186,327)      (2,651,167)
                                                                                    --------------   --------------
        Net Increase (Decrease)                                                         (1,089,743)       1,665,240
                                                                                    --------------   --------------
Class B:
   Subscriptions                                                                        78,655,294      175,158,904
   Distributions reinvested                                                                     --        7,096,695
   Redemptions                                                                          (8,061,454)      (6,127,471)
                                                                                    --------------   --------------
        Net Increase                                                                    70,593,840      176,128,128
                                                                                    --------------   --------------
Net Increase from Share Transactions                                                    69,504,097      177,793,368
                                                                                    --------------   --------------
Total Increase in Net Assets                                                            68,573,396      209,576,392
NET ASSETS:
Beginning of period                                                                    279,044,525       69,468,133
                                                                                    --------------   --------------
End of period (including undistributed (overdistributed) net investment income of
   $853,661 and $(191,969), respectively)                                           $  347,617,921   $  279,044,525
                                                                                    ==============   ==============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                            67,033          254,063
   Issued for distributions reinvested                                                          --           25,530
   Redemptions                                                                            (134,741)        (174,777)
                                                                                    --------------   --------------
        Net Increase (Decrease)                                                            (67,708)         104,816
                                                                                    --------------   --------------
Class B:
   Subscriptions                                                                         4,830,958       11,470,781
   Issued for distributions reinvested                                                          --          427,336
   Redemptions                                                                            (492,010)        (399,816)
                                                                                    --------------   --------------
        Net Increase                                                                     4,338,948       11,498,301
                                                                                    --------------   --------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Colonial Small Cap Value Fund, Variable Series / June 30, 2005 (Unaudited)

NOTE 1. ORGANIZATION

Colonial Small Cap Value Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

   The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                            DECEMBER 31,
                                                2004
                                            ------------
Distributions paid from:
     Ordinary income*                       $  5,382,821
     Long-term capital gains                   2,137,101

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2005, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation             $  51,199,125
     Unrealized depreciation               (12,334,638)
                                         -------------
       Net unrealized appreciation       $  38,864,487
                                         =============

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISORY FEE--Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                       ANNUAL FEE RATE
------------------------                       ---------------
First $500 million                                  0.80%
$500 million to $1 billion                          0.75%
Over $1 billion                                     0.70%

For the six months ended June 30, 2005, the Fund's annualized effective investment advisory fee rate was 0.80%.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended June 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.028%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2005, the Fund's annualized effective transfer agent fee rate was less than 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10% annually of the Fund's average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2005, the Fund paid $889 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $133,255,838 and $64,402,443, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the six months ended June 30, 2005, Columbia has assumed $3,699 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Colonial Small Cap Value Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                             (UNAUDITED)
                                             SIX MONTHS                                                               PERIOD
                                               ENDED                        YEAR ENDED DECEMBER 31,                   ENDED
                                              JUNE 30,         ------------------------------------------------    DECEMBER 31,
                                                2005              2004        2003         2002         2001         2000 (a)
                                            ------------       ----------   ---------   ----------    ---------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD        $      16.92       $    14.22   $   10.47   $    11.55    $   10.73    $       9.21
                                            ------------       ----------   ---------   ----------    ---------    ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                           0.05             0.07        0.07         0.02         0.02            0.06
Net realized and unrealized gain (loss)
   on investments and foreign currency             (0.23)            3.12        4.03        (0.73)        0.97            1.57
                                            ------------       ----------   ---------   ----------    ---------    ------------
     Total from Investment Operations              (0.18)            3.19        4.10        (0.71)        0.99            1.63
                                            ------------       ----------   ---------   ----------    ---------    ------------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                            --            (0.05)      (0.03)       (0.01)       (0.02)          (0.05)
From net realized gains                               --            (0.44)      (0.32)       (0.36)       (0.15)          (0.06)
                                            ------------       ----------   ---------   ----------    ---------    ------------
     Total Distributions Declared to
       Shareholders                                   --            (0.49)      (0.35)       (0.37)       (0.17)          (0.11)
                                            ------------       ----------   ---------   ----------    ---------    ------------
NET ASSET VALUE, END OF PERIOD              $      16.74       $    16.92   $   14.22   $    10.47    $   11.55    $      10.73
                                            ============       ==========   =========   ==========    =========    ============
Total return (c)(d)(e)                             (1.06)%(f)       22.51%      39.34%       (6.14)%       9.20%          17.72%(f)
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (g)                                        1.10%(h)         1.10%       1.10%        1.10%        1.10%           1.10%(h)
Net investment income (g)                           0.67%(h)         0.43%       0.54%        0.18%        0.22%           1.01%(h)
Waiver/reimbursement                                0.05%(h)         0.12%       0.36%        0.29%        0.47%           1.07%(h)
Portfolio turnover rate                               21%(f)           30%         55%         125%          56%             54%
Net assets, end of period (000's)           $    334,337       $  264,487   $  58,730   $   12,080    $   9,020    $      3,469

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor and/or Distributor not waived a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Colonial Strategic Income Fund, Variable Series / June 30, 2005

Colonial Strategic Income Fund, Variable Series seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

Laura A. Ostrander has managed or co-managed the fund since September 2000. Kevin L. Cronk has co-managed the fund since May 2005. Thomas A. LaPointe has co-managed the fund since May 2005.

The fund posted a slight gain for the first six months of 2005. However, this gain was below the fund's peer group, the Lipper Variable Series General Bond Category(1) average and its benchmark return during the same period. Adverse results from the high-yield and currency markets were responsible for most of the shortfall in performance.

A SHIFT IN HIGH-YIELD PREFERENCE

The high-yield market started the period on a strong note, essentially continuing the positive momentum of 2004. However, this momentum was disrupted in early May by the credit downgrades at Ford Motor and General Motors (0.1% and 0.1% of net assets, respectively). The bonds of both companies were reduced to junk-bond status for the first time in their respective histories, and the high-yield market responded by becoming more risk-averse. This shift in market sentiment hurt the fund, because our high-yield investments emphasized low-quality (CCC) companies while underweighting BB credits. And with high-yield securities as a group underperforming the broader bond market, our 40% commitment to this asset class was a drag on the fund's overall results.

MIXED RESULTS OVERSEAS

The fund's overseas investments are divided into two categories: developed-market bonds (19.3% of net assets) and emerging-market bonds (15.1% of net assets). Although developed-market bonds in their local currencies performed as well or better than comparable US Treasury securities, these gains were eliminated by the weakness in foreign currencies versus the US dollar. Stalled economic growth in Europe and concern over the direction of the political union caused the euro to backtrack after a prolonged period of market leadership.

   The fund experienced better results from its positions in emerging market bonds, which were the single best-performing asset class during the period. Higher commodity prices, steady global growth, and low interest rates produced an environment in which many countries were able to grow their economies and improve their fiscal profiles. The fund's investments in Russia, Panama, Colombia, Mexico, and Brazil all made positive contributions to overall performance.

REPOSITIONING THE PORTFOLIO

Although we didn't make any meaningful shifts to our asset allocations during the period, we reduced the fund's overall currency exposure as the dollar strengthened. In the near term, US interest rates and the trend toward a tighter monetary policy could give support to the dollar, but we are mindful that America's high budget and current account deficits represent a longer-term concern.

   We expect growth in the US to be steady or slightly lower in the second half of the year. All indications are that the Federal Reserve will continue to lift short-term rates gradually as conditions permit. Long-term rates actually declined slightly over the past six months, enabling the fund's holdings in US government bonds to contribute positively to performance. With stable growth and little evidence of inflation outside the commodities markets, we are maintaining our commitment to the domestic bond market at around 24% of the overall portfolio.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign, political and economic developments, and changes in currency exchange rates.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investing in high-yield securities or "junk bonds" offers the potential for higher current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. High yield bonds issued by foreign entities have greater potential risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are disclosed as of June 30, 2005, and are subject to change.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

PERFORMANCE INFORMATION
Colonial Strategic Income Fund, Variable Series / June 30, 2005

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005(%)

                                       (CUMULATIVE)
                                          6-MONTH        1-YEAR    5-YEAR   10-YEAR
-----------------------------------------------------------------------------------
Class B (06/01/00)                          0.30          10.41      7.88      7.25
Lehman Brothers
   Government/Credit
   Bond Index                               2.75           7.26      7.71      6.90

Inception date of share class is in parenthesis.

NET ASSET VALUE PER SHARE ($)              12/31/04      06/30/05
-----------------------------------------------------------------
Class B                                      9.95          9.98

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

[CHART]

VALUE OF A $10,000 INVESTMENT, 07/01/1995 - 06/30/05

                                            LEHMAN BROTHERS GOVERNMENT/
                       CLASS B SHARES           CREDIT BOND INDEX
  7/1/1995            $         10,000         $         10,000
 7/31/1995            $         10,092         $          9,961
 8/31/1995            $         10,092         $         10,089
 9/30/1995            $         10,267         $         10,191
10/31/1995            $         10,404         $         10,341
11/30/1995            $         10,505         $         10,512
12/31/1995            $         10,654         $         10,666
 1/31/1996            $         10,810         $         10,733
 2/29/1996            $         10,722         $         10,505
 3/31/1996            $         10,674         $         10,417
 4/30/1996            $         10,722         $         10,345
 5/31/1996            $         10,732         $         10,327
 6/30/1996            $         10,799         $         10,465
 7/31/1996            $         10,887         $         10,489
 8/31/1996            $         11,013         $         10,462
 9/30/1996            $         11,236         $         10,649
10/31/1996            $         11,410         $         10,897
11/30/1996            $         11,681         $         11,097
12/31/1996            $         11,701         $         10,974
 1/31/1997            $         11,669         $         10,987
 2/28/1997            $         11,755         $         11,010
 3/31/1997            $         11,585         $         10,879
 4/30/1997            $         11,734         $         11,038
 5/31/1997            $         11,925         $         11,141
 6/30/1997            $         12,094         $         11,275
 7/31/1997            $         12,381         $         11,620
 8/31/1997            $         12,297         $         11,489
 9/30/1997            $         12,562         $         11,670
10/31/1997            $         12,584         $         11,857
11/30/1997            $         12,648         $         11,919
12/31/1997            $         12,771         $         12,044
 1/31/1998            $         12,976         $         12,214
 2/28/1998            $         13,010         $         12,190
 3/31/1998            $         13,101         $         12,228
 4/30/1998            $         13,159         $         12,289
 5/31/1998            $         13,217         $         12,420
 6/30/1998            $         13,239         $         12,547
 7/31/1998            $         13,354         $         12,557
 8/31/1998            $         12,860         $         12,802
 9/30/1998            $         13,147         $         13,168
10/31/1998            $         13,169         $         13,075
11/30/1998            $         13,547         $         13,153
12/31/1998            $         13,539         $         13,186
 1/31/1999            $         13,649         $         13,279
 2/28/1999            $         13,490         $         12,963
 3/31/1999            $         13,674         $         13,028
 4/30/1999            $         13,857         $         13,061
 5/31/1999            $         13,576         $         12,926
 6/30/1999            $         13,588         $         12,886
 7/31/1999            $         13,576         $         12,850
 8/31/1999            $         13,527         $         12,840
 9/30/1999            $         13,600         $         12,955
10/31/1999            $         13,600         $         12,989
11/30/1999            $         13,686         $         12,981
12/31/1999            $         13,780         $         12,902
 1/31/2000            $         13,648         $         12,898
 2/29/2000            $         13,820         $         13,059
 3/31/2000            $         13,767         $         13,249
 4/30/2000            $         13,649         $         13,184
 5/31/2000            $         13,530         $         13,172
 6/30/2000            $         13,782         $         13,441
 7/31/2000            $         13,888         $         13,583
 8/31/2000            $         14,020         $         13,775
 9/30/2000            $         13,867         $         13,827
10/31/2000            $         13,602         $         13,914
11/30/2000            $         13,378         $         14,152
12/31/2000            $         13,790         $         14,431
 1/31/2001            $         14,361         $         14,673
 2/28/2001            $         14,405         $         14,825
 3/31/2001            $         14,082         $         14,893
 4/30/2001            $         13,922         $         14,781
 5/31/2001            $         14,025         $         14,867
 6/30/2001            $         13,864         $         14,938
 7/31/2001            $         13,922         $         15,310
 8/31/2001            $         14,171         $         15,506
 9/30/2001            $         13,760         $         15,649
10/31/2001            $         14,141         $         16,046
11/30/2001            $         14,332         $         15,783
12/31/2001            $         14,279         $         15,658
 1/31/2002            $         14,328         $         15,773
 2/28/2002            $         14,359         $         15,907
 3/31/2002            $         14,407         $         15,584
 4/30/2002            $         14,679         $         15,886
 5/31/2002            $         14,743         $         16,032
 6/30/2002            $         14,536         $         16,169
 7/31/2002            $         14,392         $         16,363
 8/31/2002            $         14,632         $         16,729
 9/30/2002            $         14,712         $         17,089
10/31/2002            $         14,761         $         16,925
11/30/2002            $         15,065         $         16,935
12/31/2002            $         15,434         $         17,384
 1/31/2003            $         15,626         $         17,384
 2/28/2003            $         15,938         $         17,693
 3/31/2003            $         16,094         $         17,670
 4/30/2003            $         16,667         $         17,859
 5/31/2003            $         17,136         $         18,366
 6/30/2003            $         17,257         $         18,293
 7/31/2003            $         16,841         $         17,526
 8/31/2003            $         16,910         $         17,642
 9/30/2003            $         17,484         $         18,201
10/31/2003            $         17,536         $         17,970
11/30/2003            $         17,813         $         18,019
12/31/2003            $         18,278         $         18,197
 1/31/2004            $         18,390         $         18,363
 2/29/2004            $         18,502         $         18,587
 3/31/2004            $         18,652         $         18,758
 4/30/2004            $         18,167         $         18,182
 5/31/2004            $         18,074         $         18,089
 6/30/2004            $         18,242         $         18,163
 7/31/2004            $         18,446         $         18,356
 8/31/2004            $         18,838         $         18,745
 9/30/2004            $         19,099         $         18,811
10/31/2004            $         19,455         $         18,974
11/30/2004            $         19,772         $         18,764
12/31/2004            $         20,080         $         18,962
 1/31/2005            $         20,000         $         19,095
 2/28/2005            $         20,122         $         18,969
 3/31/2005            $         19,738         $         18,836
 4/30/2005            $         19,799         $         19,119
 5/31/2005            $         19,939         $         19,358
 6/30/2005            $         20,135         $         19,486

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The Index is unmanaged and returns for the index and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of a selection of US government and investment grade US corporate bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

UNDERSTANDING YOUR EXPENSES
Colonial Strategic Income Fund, Variable Series / June 30, 2005

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                           ACCOUNT VALUE AT THE      ACCOUNT VALUE AT THE         EXPENSES PAID      FUND'S ANNUALIZED
01/01/05 - 06/30/05     BEGINNING OF THE PERIOD ($)  END OF THE PERIOD ($)    DURING THE PERIOD ($)  EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------
                         ACTUAL       HYPOTHETICAL    ACTUAL  HYPOTHETICAL    ACTUAL  HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------------
Class B                 1,000.00        1,000.00     1,002.98   1,019.98       4.82       4.86              0.97

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Colonial Strategic Income Fund, Variable Series / June 30, 2005 (Unaudited)

                                                        PAR             VALUE
                                                  ----------------   ------------
GOVERNMENT AGENCIES &
   OBLIGATIONS--53.8%
FOREIGN GOVERNMENT BONDS--32.9%
Aries Vermoegensverwaltungs
   GmbH
   7.750% 10/25/09 (a)                            EUR      250,000   $    351,337
Corp. Andina de Fomento
   6.375% 06/18/09                                         510,000        696,580
European Investment Bank
   7.625% 12/07/07                                GBP      455,000        876,909
Federal Republic of Brazil
   4.250% 04/15/24 (b)                            USD    1,415,000      1,335,477
   8.750% 02/04/25                                         315,000        320,513
   11.500% 04/02/09                               EUR      480,000        705,785
   14.500% 10/15/09                               USD    1,200,000      1,558,200
Federal Republic of Germany
   4.250% 07/04/14                                EUR    1,450,000      1,919,002
   5.000% 07/04/12                                         555,000        763,963
   6.000% 07/04/07                                       1,210,000      1,574,984
Government of Canada
   5.250% 06/01/13                                CAD      920,000        827,303
   10.000% 06/01/08                                      2,611,000      2,539,582
Government of New Zealand
   6.000% 11/15/11                                NZD    2,395,000      1,688,447
   6.500% 04/15/13                                         815,000        593,821
Kingdom of Norway
   5.500% 05/15/09                                NOK    5,200,000        873,098
   6.000% 05/16/11                                       3,450,000        607,832
Kingdom of Spain
   5.500% 07/30/17                                EUR    1,580,000      2,326,307
Kingdom of Sweden
   5.000% 01/28/09                                SEK   17,725,000      2,489,586
   6.750% 05/05/14                                      11,070,000      1,841,646
Republic of Bulgaria
   8.250% 01/15/15                                USD      860,000      1,082,826
Republic of Colombia
   9.750% 04/09/11                                         574,030        656,116
   11.500% 05/31/11                               EUR      335,000        519,389
   11.750% 02/25/20                               USD      580,000        758,350
Republic of France
   4.000% 04/25/14                                EUR      945,000      1,227,578
Republic of Italy
   5.000% 02/01/12                                       1,340,000      1,826,903
Republic of Panama
   8.875% 09/30/27                                USD      795,000        946,050
Republic of Peru
   7.500% 10/14/14                                EUR      315,000        428,404
   9.875% 02/06/15                                USD      660,000        811,800
Republic of Philippines
   10.625% 03/16/25                                        375,000        422,438
Republic of Poland
   8.500% 05/12/07                                PLN    1,679,000        537,127
Republic of South Africa
   5.250% 05/16/13                                EUR      660,000        875,827
   6.500% 06/02/14                                USD      780,000        866,580
Republic of Venezuela
   9.250% 09/15/27                                         868,000        910,532
Russian Federation
   5.000% 03/31/30                                USD      645,000   $    720,078
   8.750% 07/24/05                                         640,000        641,408
   11.000% 07/24/18                                        655,000        977,063
   12.750% 06/24/28                                        955,000      1,727,213
United Kingdom Treasury
   5.000% 03/07/12                                GBP      368,000        692,961
   7.500% 12/07/06                                         840,000      1,575,590
   9.000% 07/12/11                                         615,000      1,388,216
United Mexican States
   7.500% 03/08/10                                USD    1,210,000      1,381,215
   7.500% 04/08/33                                EUR      605,000        858,865
   11.375% 09/15/16                               USD      930,000      1,377,795
Victoria Treasury Corp.
   7.500% 08/15/08                                AUD    2,120,000      1,711,375
Western Australia Treasury Corp.
   8.000% 10/15/07                                       1,570,000      1,262,242
                                                                     ------------
                                                                       50,074,313
                                                                     ------------
U.S. GOVERNMENT AGENCIES & OBLIGATIONS--20.9%
Federal Farm Credit Bank
   5.000% 08/25/10                                USD      500,000        501,061
U.S. Treasury Bonds
   7.500% 11/15/24                                       1,310,000      1,861,223
   8.750% 05/15/17                                       4,911,000      7,051,312
   8.875% 02/15/19                                         300,000        445,981
   10.375% 11/15/12                                      3,800,000      4,370,741
   12.500% 08/15/14                                      9,012,000     11,990,538
U.S. Treasury Notes
   5.625% 05/15/08                                       2,900,000      3,052,929
   6.500% 10/15/06                                       2,350,000      2,435,279
                                                                     ------------
                                                                       31,709,064
                                                                     ------------
TOTAL GOVERNMENT AGENCIES & OBLIGATIONS
   (cost of $75,532,918)                                               81,783,377
                                                                     ------------

CORPORATE FIXED-INCOME
   BONDS & NOTES--40.3%
BASIC MATERIALS--4.2%
CHEMICALS--1.7%
AGRICULTURAL CHEMICALS--0.6%
IMC Global, Inc.
   10.875% 08/01/13                                        205,000        240,875
Terra Capital, Inc.
   12.875% 10/15/08                                        310,000        366,575
UAP Holding Corp.
   (c) 07/15/12
   (10.750% 01/15/08)                                      190,000        155,800
United Agri Products
   8.250% 12/15/11                                         177,000        183,195
                                                                     ------------
                                                                          946,445
                                                                     ------------
CHEMICALS - DIVERSIFIED--0.9%
BCP Crystal US Holdings Corp.
   9.625% 06/15/14                                          91,000        101,920
EquiStar Chemicals LP
   10.625% 05/01/11                                        220,000        244,200

                 See Accompanying Notes to Financial Statements.

                                                        PAR             VALUE
                                                  ----------------   ------------
Huntsman International LLC
   7.375% 01/01/15 (a)                            $        140,000   $    136,500
Huntsman LLC
   11.500% 07/15/12                                        210,000        244,125
Innophos Investments Holdings,
   Inc., PIK
   11.268% 02/15/15 (a)(b)                                 118,302        107,134
Lyondell Chemical Co.
   9.625% 05/01/07                                         145,000        154,787
   10.875% 05/01/09                                          5,000          5,200
NOVA Chemicals Corp.
   6.500% 01/15/12                                         270,000        262,575
                                                                     ------------
                                                                        1,256,441
                                                                     ------------
CHEMICALS - SPECIALTY--0.2%
Rhodia SA
   8.875% 06/01/11                                         350,000        336,000
                                                                     ------------
FOREST PRODUCTS & PAPER--1.5%
FORESTRY--0.2%
Millar Western Forest
   Products Ltd.
   7.750% 11/15/13                                         145,000        135,938
Tembec Industries, Inc.
   8.500% 02/01/11                                         180,000        138,150
                                                                     ------------
                                                                          274,088
                                                                     ------------
PAPER & RELATED PRODUCTS--1.3%
Abitibi-Consolidated, Inc.
   8.375% 04/01/15                                         155,000        158,294
Boise Cascade LLC
   6.016% 10/15/12 (a)(b)                                  105,000        105,262
   7.125% 10/15/14 (a)                                     120,000        117,900
Buckeye Technologies, Inc.
   8.500% 10/01/13                                         145,000        148,444
Caraustar Industries, Inc.
   9.875% 04/01/11                                         145,000        146,450
Fraser Papers, Inc.
   8.750% 03/15/15 (a)                                     170,000        155,125
Georgia-Pacific Corp.
   8.000% 01/15/24                                         210,000        243,075
Neenah Paper, Inc.
   7.375% 11/15/14 (a)                                      85,000         82,450
Newark Group, Inc.
   9.750% 03/15/14                                         290,000        266,075
NewPage Corp.
   10.000% 05/01/12 (a)                                    105,000        105,787
   12.000% 05/01/13 (a)                                    130,000        129,350
Norske Skog Canada Ltd.
   7.375% 03/01/14                                         185,000        181,300
   8.625% 06/15/11                                          90,000         92,700
                                                                     ------------
                                                                        1,932,212
                                                                     ------------
IRON/STEEL--0.4%
METAL - IRON--0.1%
Wise Metals Group LLC
   10.250% 05/15/12                                        270,000        226,125
                                                                     ------------
STEEL - PRODUCERS--0.1%
Steel Dynamics, Inc.
   9.500% 03/15/09                                         105,000        111,825
                                                                     ------------
STEEL - SPECIALTY--0.2%
UCAR Finance, Inc.
   10.250% 02/15/12                               $        250,000   $    263,750
                                                                     ------------
METALS & MINING--0.6%
METAL - ALUMINUM--0.1%
Kaiser Aluminum &
   Chemical Corp.
   10.875% 10/15/06 (d)                                    165,000        143,963
                                                                     ------------
METAL - DIVERSIFIED--0.0%
HudBay Mining &
   Smelting Co., Ltd.
   9.625% 01/15/12 (a)                                      65,000         64,025
                                                                     ------------
NON-FERROUS METALS--0.5%
Codelco, Inc.
   5.500% 10/15/13                                         730,000        760,003
                                                                     ------------

COMMUNICATIONS--9.1%
MEDIA--4.1%
BROADCAST SERVICES/PROGRAMS--0.2%
Fisher Communications, Inc.
   8.625% 09/15/14                                         180,000        191,025
XM Satellite Radio Holdings, Inc.
   8.710% 05/01/09 (b)                                     160,000        161,000
                                                                     ------------
                                                                          352,025
                                                                     ------------
CABLE TV--1.7%
Atlantic Broadband
   Finance LLC
   9.375% 01/15/14 (a)                                     235,000        221,487
Charter Communications
   Holdings II LLC
   10.250% 09/15/10                                        210,000        212,625
Charter Communications
   Holdings LLC
   9.920% 04/01/11                                         910,000        668,850
CSC Holdings, Inc.
   6.750% 04/15/12 (a)                                     105,000         98,438
   7.625% 04/01/11                                         290,000        288,550
EchoStar DBS Corp.
   6.625% 10/01/14                                         345,000        340,687
Insight Midwest LP
   9.750% 10/01/09                                         115,000        119,313
Northland Cable Television, Inc.
   10.250% 11/15/07                                        245,000        240,712
Pegasus Satellite
   Communications, Inc.
   11.250% 01/15/10 (a)(d)                                 270,000        147,825
Telenet Group Holding NV
   (c) 06/15/14
   (11.500% 06/15/08) (a)                                  315,000        239,400
                                                                     ------------
                                                                        2,577,887
                                                                     ------------
MULTIMEDIA--0.7%
Advanstar Communications, Inc.
   12.000% 02/15/11                                        195,000        207,675
   (c) 10/15/11
   (15.000% 10/15/05)                                      185,000        183,150

                 See Accompanying Notes to Financial Statements.

                                                        PAR             VALUE
                                                  ----------------   ------------
Haights Cross
   Communications, Inc.
   (c) 08/15/11
   (12.500% 02/15/09)                             $        205,000   $    125,306
Haights Cross
   Operating Co.
   11.750% 08/15/11                                        280,000        306,600
Quebecor Media, Inc.
   11.125% 07/15/11                                        205,000        227,550
                                                                     ------------
                                                                        1,050,281
                                                                     ------------
PUBLISHING - NEWSPAPERS--0.1%
Hollinger, Inc.
   11.875% 03/01/11 (a)                                     81,000         82,620
   12.875% 03/01/11 (a)                                    117,000        127,530
                                                                     ------------
                                                                          210,150
                                                                     ------------
PUBLISHING - PERIODICALS--0.9%
CBD Media Holdings LLC &
   Finance, Inc.
   9.250% 07/15/12                                         145,000        146,088
Dex Media West LLC
   9.875% 08/15/13                                         436,000        499,220
Dex Media, Inc.
   (c) 11/15/13
   (9.000% 11/15/08)                                       160,000        128,800
Primedia, Inc.
   8.875% 05/15/11                                         315,000        330,750
WDAC Subsidiary Corp.
   8.375% 12/01/14 (a)                                     180,000        172,350
                                                                     ------------
                                                                        1,277,208
                                                                     ------------
TELEVISION--0.5%
Paxson Communications Corp.
   10.750% 07/15/08                                        250,000        246,250
   (c) 01/15/09
   (12.250% 01/15/06)                                      220,000        205,700
Sinclair Broadcast Group, Inc.
   8.750% 12/15/11                                         250,000        262,500
                                                                     ------------
                                                                          714,450
                                                                     ------------
TELECOMMUNICATIONS--5.0%
CELLULAR TELECOMMUNICATIONS--2.0%
American Cellular Corp.
   10.000% 08/01/11                                        180,000        183,150
Dobson Cellular Systems, Inc.
   8.375% 11/01/11 (a)                                      55,000         57,888
Dobson Communications Corp.
   8.875% 10/01/13                                         175,000        160,125
Horizon PCS, Inc.
   11.375% 07/15/12                                        120,000        133,800
iPCS, Inc.
   11.500% 05/01/12                                        105,000        117,862
Nextel Communications, Inc.
   7.375% 08/01/15                                         390,000        421,200
Nextel Partners, Inc.
   8.125% 07/01/11                                         255,000        277,312
Rogers Cantel, Inc.
   9.750% 06/01/16                                         230,000        282,900
Rogers Wireless, Inc.
   8.000% 12/15/12                                $        140,000   $    150,500
Rural Cellular Corp.
   8.250% 03/15/12                                         150,000        156,750
   9.750% 01/15/10                                         180,000        166,050
UbiquiTel Operating Co.
   9.875% 03/01/11                                         260,000        282,750
US Unwired, Inc.
   10.000% 06/15/12                                        300,000        333,000
Western Wireless Corp.
   9.250% 07/15/13                                         270,000        308,475
                                                                     ------------
                                                                        3,031,762
                                                                     ------------
SATELLITE TELECOMMUNICATIONS--0.7%
Inmarsat Finance II PLC
   (c) 11/15/12
   (10.375% 11/15/08)                                      255,000        200,813
Intelsat Bermuda Ltd.
   8.250% 01/15/13 (a)                                     275,000        283,937
PanAmSat Corp.
   9.000% 08/15/14                                         373,000        406,570
Zeus Special Subsidiary Ltd.
   (c) 02/01/15
   (9.250% 02/01/10) (a)                                   200,000        133,000
                                                                     ------------
                                                                        1,024,320
                                                                     ------------
TELECOMMUNICATION EQUIPMENT--0.1%
Lucent Technologies, Inc.
   6.450% 03/15/29                                         220,000        196,900
                                                                     ------------
TELECOMMUNICATION SERVICES--0.4%
Axtel SA de CV
   11.000% 12/15/13                                        270,000        294,300
Time Warner Telecom
   Holdings, Inc.
   9.250% 02/15/14 (a)                                      90,000         87,300
Time Warner Telecom, Inc.
   9.750% 07/15/08                                          15,000         15,075
   10.125% 02/01/11                                        280,000        280,700
                                                                     ------------
                                                                          677,375
                                                                     ------------
TELEPHONE - INTEGRATED--1.5%
Cincinnati Bell, Inc.
   8.375% 01/15/14                                         330,000        338,250
Citizens Communications Co.
   9.000% 08/15/31                                          95,000         97,613
Qwest Capital Funding, Inc.
   7.250% 02/15/11                                         530,000        506,150
   7.750% 02/15/31                                         150,000        127,500
Qwest Communications
   International, Inc.
   7.500% 02/15/14 (a)                                     265,000        249,100
Qwest Services Corp.
   13.500% 12/15/10                                        680,000        785,400
US LEC Corp.
   11.890% 10/01/09 (b)                                    130,000        131,625
                                                                     ------------
                                                                        2,235,638
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                        PAR             VALUE
                                                  ----------------   ------------
WIRELESS EQUIPMENT--0.3%
American Towers, Inc.
   7.250% 12/01/11                                $        180,000   $    189,900
SBA Telecommunications, Inc.
   (c) 12/15/11
   (9.750% 12/15/07)                                       327,000        300,023
                                                                     ------------
                                                                          489,923
                                                                     ------------

CONSUMER CYCLICAL--7.5%
AIRLINES--0.3%
AIRLINES--0.3%
Continental Airlines, Inc.
   7.568% 12/01/06                                         335,000        288,100
Northwest Airlines, Inc.
   9.875% 03/15/07                                         360,000        189,900
                                                                     ------------
                                                                          478,000
                                                                     ------------
APPAREL--0.6%
APPAREL MANUFACTURERS--0.6%
Broder Brothers Co.
   11.250% 10/15/10                                        180,000        181,800
Levi Strauss & Co.
   9.750% 01/15/15                                         475,000        471,437
Phillips-Van Heusen Corp.
   7.250% 02/15/11                                          95,000         97,850
   8.125% 05/01/13                                         115,000        122,188
                                                                     ------------
                                                                          873,275
                                                                     ------------
AUTO MANUFACTURERS--0.2%
AUTO - CARS/LIGHT TRUCKS--0.2%
Ford Motor Co.
   7.450% 07/16/31                                         195,000        161,850
General Motors Corp.
   8.375% 07/15/33                                         255,000        213,563
                                                                     ------------
                                                                          375,413
                                                                     ------------
AUTO PARTS & EQUIPMENT--1.0%
AUTO - MEDIUM & HEAVY DUTY TRUCKS--0.1%
Navistar International Corp.
   7.500% 06/15/11                                         180,000        183,600
                                                                     ------------
AUTO/TRUCK PARTS & EQUIPMENT -
   ORIGINAL--0.4%
Cooper-Standard Automotive, Inc.
   8.375% 12/15/14                                         370,000        296,000
Delco Remy International, Inc.
   9.375% 04/15/12                                         195,000        159,900
Dura Operating Corp.
   8.625% 04/15/12                                         165,000        149,325
                                                                     ------------
                                                                          605,225
                                                                     ------------
AUTO/TRUCK PARTS & EQUIPMENT -
   REPLACEMENT--0.2%
Commercial Vehicle Group
   8.000% 07/01/13 (a)                                     135,000        137,363
Rexnord Corp.
   10.125% 12/15/12                                        150,000        164,250
                                                                     ------------
                                                                          301,613
                                                                     ------------
RUBBER - TIRES--0.3%
Goodyear Tire & Rubber Co.
   7.857% 08/15/11                                $         85,000   $     82,450
   9.000% 07/01/15 (a)                                     330,000        322,575
   12.250% 03/01/11                                         75,000         83,812
                                                                     ------------
                                                                          488,837
                                                                     ------------
DISTRIBUTION/WHOLESALE--0.1%
DISTRIBUTION/WHOLESALE--0.1%
Buhrmann US, Inc.
   7.875% 03/01/15 (a)                                     100,000         97,000
                                                                     ------------
ENTERTAINMENT--1.0%
GAMBLING (NON-HOTEL)--0.2%
Global Cash Access LLC
   8.750% 03/15/12                                         265,000        288,188
                                                                     ------------
MUSIC--0.3%
Steinway Musical Instruments, Inc.
   8.750% 04/15/11                                         155,000        162,362
Warner Music Group
   7.375% 04/15/14                                         240,000        243,000
                                                                     ------------
                                                                          405,362
                                                                     ------------
RESORTS/THEME PARKS--0.2%
Six Flags, Inc.
   9.625% 06/01/14                                         300,000        278,250
                                                                     ------------
THEATERS--0.3%
AMC Entertainment, Inc.
   9.875% 02/01/12                                         300,000        297,750
LCE Acquisition Corp.
   9.000% 08/01/14 (a)                                     225,000        218,250
                                                                     ------------
                                                                          516,000
                                                                     ------------
HOME BUILDERS--0.5%
BUILDING - RESIDENTIAL/COMMERCIAL--0.5%
D.R. Horton, Inc.
   9.750% 09/15/10                                         250,000        292,500
K. Hovnanian Enterprises, Inc.
   8.875% 04/01/12                                          45,000         48,600
   10.500% 10/01/07                                        250,000        276,250
Standard-Pacific Corp.
   9.250% 04/15/12                                         185,000        205,813
                                                                     ------------
                                                                          823,163
                                                                     ------------
HOME FURNISHINGS--0.3%
APPLIANCES--0.1%
ALH Finance LLC
   8.500% 01/15/13                                         195,000        179,400
                                                                     ------------
HOME FURNISHINGS--0.2%
WII Components, Inc.
   10.000% 02/15/12                                        200,000        196,500
                                                                     ------------
LEISURE TIME--0.5%
LEISURE & RECREATIONAL PRODUCTS--0.1%
K2, Inc.
   7.375% 07/01/14                                         120,000        126,000
                                                                     ------------
RECREATIONAL CENTERS--0.4%
AMF Bowling Worldwide, Inc.
   10.000% 03/01/10                                        225,000        227,250

                 See Accompanying Notes to Financial Statements.

                                                        PAR             VALUE
                                                  ----------------   ------------
Equinox Holdings, Inc.
   9.000% 12/15/09                                $        240,000   $    247,800
Town Sports International, Inc.
   (c) 02/01/14
   (11.000% 02/01/09)                                      280,000        165,200
                                                                     ------------
                                                                          640,250
                                                                     ------------
LODGING--2.0%
CASINO HOTELS--2.0%
Circus & Eldorado/Silver
   Legacy Capital Corp.
   10.125% 03/01/12                                        220,000        230,450
Hard Rock Hotel, Inc.
   8.875% 06/01/13                                         260,000        282,750
Hollywood Casino Shreveport
   13.000% 08/01/06 (e)                                    600,000        489,000
Inn of the Mountain Gods
   Resort & Casino
   12.000% 11/15/10                                        205,000        234,212
Las Vegas Sands Corp.
   6.375% 02/15/15 (a)                                      55,000         53,763
MGM Mirage
   6.750% 09/01/12                                         210,000        215,775
Mohegan Tribal
   Gaming Authority
   6.125% 02/15/13 (a)                                     125,000        126,250
Penn National Gaming, Inc.
   6.750% 03/01/15 (a)                                     340,000        338,300
Pinnacle Entertainment, Inc.
   8.750% 10/01/13                                         140,000        148,400
River Rock Entertainment
   9.750% 11/01/11                                         145,000        159,862
Seneca Gaming Corp.
   7.250% 05/01/12                                         180,000        186,075
Station Casinos, Inc.
   6.875% 03/01/16                                          65,000         66,950
Virgin River Casino Corp.
   (c) 01/15/13
   (12.750% 01/15/09) (a)                                  150,000        103,500
   9.000% 01/15/12 (a)                                      83,000         86,528
Wynn Las Vegas LLC
   6.625% 12/01/14                                         270,000        262,575
                                                                     ------------
                                                                        2,984,390
                                                                     ------------
RETAIL--0.9%
RETAIL - AUTOMOBILES--0.1%
Asbury Automotive Group, Inc.
   8.000% 03/15/14                                         200,000        193,000
                                                                     ------------
RETAIL - DRUG STORES--0.2%
Jean Coutu Group, Inc. (PJC)
   8.500% 08/01/14                                         145,000        142,462
Rite Aid Corp.
   7.500% 01/15/15                                          70,000         67,200
   9.250% 06/01/13                                         110,000        106,700
                                                                     ------------
                                                                          316,362
                                                                     ------------
RETAIL - HOME FURNISHINGS--0.1%
Tempur-Pedic, Inc.
   10.250% 08/15/10                                        173,000        192,030
                                                                     ------------
RETAIL - JEWELRY--0.1%
Finlay Fine Jewelry Corp.
   8.375% 06/01/12                                $        185,000   $    164,650
                                                                     ------------
RETAIL - PROPANE DISTRIBUTORS--0.2%
Ferrellgas Partners LP
   8.750% 06/15/12                                         180,000        180,000
Suburban Propane Partners LP
   6.875% 12/15/13 (a)                                     100,000         95,000
                                                                     ------------
                                                                          275,000
                                                                     ------------
RETAIL - RESTAURANTS--0.1%
Landry's Restaurants, Inc.
   7.500% 12/15/14                                         175,000        169,750
                                                                     ------------
RETAIL - VIDEO RENTAL--0.1%
Movie Gallery, Inc.
   11.000% 05/01/12 (a)                                     90,000         94,500
                                                                     ------------
TEXTILES--0.1%
TEXTILE - PRODUCTS--0.1%
INVISTA
   9.250% 05/01/12 (a)                                     135,000        147,656
                                                                     ------------

CONSUMER NON-CYCLICAL--5.5%
AGRICULTURE--0.1%
TOBACCO--0.1%
Alliance One International, Inc.
   11.000% 05/15/12 (a)                                    140,000        143,850
                                                                     ------------
BEVERAGES--0.1%
BEVERAGES - WINE/SPIRITS--0.1%
Constellation Brands, Inc.
   8.125% 01/15/12                                         145,000        154,788
                                                                     ------------
BIOTECHNOLOGY--0.2%
MEDICAL - BIOMEDICAL/GENE--0.2%
Bio-Rad Laboratories, Inc.
   7.500% 08/15/13                                         220,000        237,600
                                                                     ------------
COMMERCIAL SERVICES--1.7%
COMMERCIAL SERVICES--0.3%
Iron Mountain, Inc.
   7.750% 01/15/15                                         225,000        227,250
Language Line Holdings, Inc.
   11.125% 06/15/12                                        275,000        247,500
                                                                     ------------
                                                                          474,750
                                                                     ------------
COMMERCIAL SERVICES - FINANCE--0.2%
Dollar Financial Group, Inc.
   9.750% 11/15/11                                         290,000        298,700
                                                                     ------------
FUNERAL SERVICES & RELATED ITEMS--0.2%
Service Corp. International
   7.700% 04/15/09                                         275,000        294,938
                                                                     ------------
PRINTING - COMMERCIAL - 0.3%
Sheridan Group
   10.250% 08/15/11                                        155,000        161,200
Vertis, Inc.
   13.500% 12/07/09 (a)                                    285,000        209,475
                                                                     ------------
                                                                          370,675
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                        PAR             VALUE
                                                  ----------------   ------------
PRIVATE CORRECTIONS--0.3%
Corrections Corp. of America
   6.250% 03/15/13                                $        190,000   $    188,575
GEO Group, Inc.
   8.250% 07/15/13                                         245,000        237,037
                                                                     ------------
                                                                          425,612
                                                                     ------------
RENTAL AUTO/EQUIPMENT--0.4%
NationsRent, Inc.
   9.500% 10/15/10                                         175,000        189,000
   9.500% 05/01/15 (a)                                     160,000        157,600
Neff Rent LLC/Neff
   Finance Corp.
   11.250% 06/15/12 (a)                                    155,000        158,100
Williams Scotsman, Inc.
   9.875% 06/01/07                                         155,000        153,450
                                                                     ------------
                                                                          658,150
                                                                     ------------
COSMETICS/PERSONAL CARE--0.4%
COSMETICS & TOILETRIES--0.4%
DEL Laboratories, Inc.
   8.000% 02/01/12                                         215,000        182,750
Elizabeth Arden, Inc.
   7.750% 01/15/14                                         175,000        182,000
Revlon Consumer
   Products Corp.
   8.625% 02/01/08                                          60,000         57,000
   9.500% 04/01/11                                         170,000        161,500
                                                                     ------------
                                                                          583,250
                                                                     ------------
FOOD--0.8%
FOOD - CONFECTIONERY--0.2%
Merisant Co.
   10.500% 07/15/13 (a)                                    160,000        117,200
Tabletop Holdings, Inc.
   (c) 05/15/14
   (12.250% 11/15/08) (a)                                  480,000        182,400
                                                                     ------------
                                                                          299,600
                                                                     ------------
FOOD - MISCELLANEOUS/DIVERSIFIED--0.4%
Dole Food Co., Inc.
   8.625% 05/01/09                                         218,000        231,625
Pinnacle Foods Holding Corp.
   8.250% 12/01/13                                         365,000        326,675
Reddy Ice Holdings, Inc.
   (c) 11/01/12
   (10.500% 11/01/08) (a)                                  140,000        100,800
                                                                     ------------
                                                                          659,100
                                                                     ------------
FOOD - RETAIL--0.2%
Stater Brothers Holdings, Inc.
   8.125% 06/15/12                                         330,000        322,575
                                                                     ------------
HEALTHCARE SERVICES--1.4%
DIALYSIS CENTERS--0.1%
DaVita, Inc.
   7.250% 03/15/15 (a)                                     215,000        220,912
                                                                     ------------
MEDICAL - HMO--0.2%
Coventry Health Care, Inc.
   8.125% 02/15/12                                         220,000        237,050
                                                                     ------------
MEDICAL - HOSPITALS--0.3%
Tenet Healthcare Corp.
   9.875% 07/01/14                                $        475,000   $    510,625
                                                                     ------------
MEDICAL - OUTPATIENT/HOME MEDICAL--0.1%
Select Medical Corp.
   7.625% 02/01/15 (a)                                     125,000        123,125
                                                                     ------------
MRI/MEDICAL DIAGNOSTIC IMAGING--0.5%
InSight Health Services Corp.
   9.875% 11/01/11                                         305,000        239,425
MedQuest, Inc.
   11.875% 08/15/12                                        280,000        264,600
MQ Associates, Inc.
   (c) 08/15/12
   (12.250% 08/15/08)                                      480,000        256,800
                                                                     ------------
                                                                         760,825
                                                                     ------------
PHYSICIAN PRACTICE MANAGEMENT - 0.2%
US Oncology Holdings, Inc.
   8.620% 03/15/15 (a)(b)                                  110,000        102,575
US Oncology, Inc.
   9.000% 08/15/12                                         235,000        251,450
                                                                     ------------
                                                                          354,025
                                                                     ------------
HOUSEHOLD PRODUCTS/WARES--0.4%
CONSUMER PRODUCTS - MISCELLANEOUS--0.4%
Amscan Holdings, Inc.
   8.750% 05/01/14                                         270,000        248,400
Jostens IH Corp.
   7.625% 10/01/12                                         145,000        142,100
Playtex Products, Inc.
   9.375% 06/01/11                                         245,000        259,087
                                                                     ------------
                                                                          649,587
                                                                     ------------
PHARMACEUTICALS--0.4%
MEDICAL - DRUGS--0.3%
Elan Finance PLC
   7.750% 11/15/11 (a)                                     320,000        271,200
Warner Chilcott Corp.
   8.750% 02/01/15 (a)                                     125,000        121,563
                                                                     ------------
                                                                          392,763
                                                                     ------------
MEDICAL - WHOLESALE DRUG DISTRIBUTION--0.1%
Nycomed A/S
   11.750% 09/15/13 (a)                                    175,000        196,056
                                                                     ------------

ENERGY--3.6%
OIL & GAS SERVICES--0.6%
OIL - FIELD SERVICES--0.6%
Gazprom
   9.625% 03/01/13                                         630,000        771,120
Newpark Resources, Inc.
   8.625% 12/15/07                                         185,000        185,231
                                                                     ------------
                                                                          956,351
                                                                     ------------
OIL & GAS--1.5%
OIL & GAS DRILLING--0.1%
Pride International, Inc.
   7.375% 07/15/14                                         130,000        142,188
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                        PAR             VALUE
                                                  ----------------   ------------
OIL COMPANIES - EXPLORATION & PRODUCTION--1.3%
Chesapeake Energy Corp.
   6.375% 06/15/15 (a)                            $         55,000   $     56,238
   7.500% 06/15/14                                         190,000        204,725
Compton Petroleum Corp.
   9.900% 05/15/09                                         275,000        288,750
Delta Petroleum Corp.
   7.000% 04/01/15 (a)                                     110,000        100,925
Energy Partners Ltd.
   8.750% 08/01/10                                         125,000        131,250
Magnum Hunter
   Resources, Inc.
   9.600% 03/15/12                                         101,000        112,110
Pemex Finance Ltd.
   9.150% 11/15/18                                         310,000        394,252
   10.610% 08/15/17                                        215,000        292,808
Petroquest Energy, Inc.
   10.375% 05/15/12 (a)                                    130,000        128,375
Whiting Petroleum Corp.
   7.250% 05/01/12                                         270,000        276,750
                                                                     ------------
                                                                        1,986,183
                                                                     ------------
OIL REFINING & MARKETING--0.1%
Premcor Refining Group, Inc.
   7.500% 06/15/15                                         165,000        179,437
                                                                     ------------
PIPELINES--1.5%
PIPELINES--1.5%
Coastal Corp.
   7.625% 09/01/08                                         135,000        138,375
   7.750% 06/15/10                                         300,000        306,375
Dynegy Holdings, Inc.
   6.875% 04/01/11                                         300,000        296,250
   9.875% 07/15/10 (a)                                     110,000        121,000
Northwest Pipeline Corp.
   8.125% 03/01/10                                          85,000         92,225
Sonat, Inc.
   7.625% 07/15/11                                         645,000        651,450
Southern Natural Gas Co.
   8.875% 03/15/10                                         130,000        142,675
Williams Companies, Inc.
   8.125% 03/15/12                                         430,000        492,350
                                                                     ------------
                                                                        2,240,700
                                                                     ------------

FINANCIALS--1.4%
DIVERSIFIED FINANCIAL SERVICES--1.2%
FINANCE - AUTO LOANS--0.1%
General Motors Acceptance Corp.
   6.875% 09/15/11                                         150,000        138,551
   6.875% 08/28/12                                          65,000         59,188
                                                                     ------------
                                                                          197,739
                                                                     ------------
FINANCE - CONSUMER LOANS--0.5%
SLM Corp.
   6.500% 06/15/10                                NZD    1,100,000        760,686
                                                                     ------------
FINANCE - INVESTMENT BANKER/BROKER--0.5%
E*Trade Financial Corp.
   8.000% 06/15/11                                $        135,000   $    142,425
LaBranche & Co., Inc.
   11.000% 05/15/12                                        490,000        529,200
                                                                     ------------
                                                                          671,625
                                                                     ------------
FINANCE - MORTGAGE LOAN/BANKER--0.1%
Residential Capital Corp.
   6.375% 06/30/10 (a)                                      50,000         50,427
   6.875% 06/30/15 (a)                                      50,000         51,316
                                                                     ------------
                                                                          101,743
                                                                     ------------
REAL ESTATE INVESTMENT TRUSTS--0.1%
REITS - HOTELS--0.0%
La Quinta Properties, Inc.
   7.000% 08/15/12                                          60,000         61,650
                                                                     ------------
REITS - MORTGAGE--0.1%
Thornburg Mortgage, Inc.
   8.000% 05/15/13                                         145,000        147,900
                                                                     ------------
SAVINGS & LOANS--0.1%
SAVINGS & LOANS/THRIFTS - WESTERN US--0.1%
Western Financial Bank
   9.625% 05/15/12                                         150,000        162,750
                                                                     ------------

INDUSTRIALS--6.5%
AEROSPACE & DEFENSE--0.7%
AEROSPACE/DEFENSE - EQUIPMENT--0.7%
Argo-Tech Corp.
   9.250% 06/01/11                                         165,000        179,231
BE Aerospace, Inc.
   8.875% 05/01/11                                         270,000        281,475
Sequa Corp.
   8.875% 04/01/08                                         105,000        112,875
   9.000% 08/01/09                                          90,000         99,000
Standard Aero
   Holdings, Inc.
   8.250% 09/01/14 (a)                                     175,000        183,750
TransDigm, Inc.
   8.375% 07/15/11                                         155,000        163,138
                                                                     ------------
                                                                        1,019,469
                                                                     ------------
BUILDING MATERIALS--0.5%
BUILDING & CONSTRUCTION PRODUCTS - MISCELLANEOUS--0.1%
Associated Materials, Inc.
   (c) 03/01/14
   (11.250% 03/01/09)                                      175,000        112,000
Nortek, Inc.
   8.500% 09/01/14                                         120,000        111,000
                                                                     ------------
                                                                          223,000
                                                                     ------------
BUILDING PRODUCTS - CEMENT/AGGREGATION--0.3%
RMCC Acquisition Co.
   9.500% 11/01/12 (a)                                     225,000        218,250
U.S. Concrete, Inc.
   8.375% 04/01/14                                         195,000        183,300
                                                                     ------------
                                                                          401,550
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                        PAR             VALUE
                                                  ----------------   ------------
BUILDING PRODUCTS - DOORS & WINDOWS--0.1%
ACIH, Inc.
   (c) 12/15/12
   (11.500% 12/15/07) (a)                         $        235,000   $    138,650
                                                                     ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.1%
WIRE & CABLE PRODUCTS--0.1%
Coleman Cable, Inc.
   9.875% 10/01/12 (a)                                     220,000        196,350
                                                                     ------------
ELECTRONICS--0.2%
ELECTRONIC COMPONENTS - MISCELLANEOUS--0.2%
Flextronics International Ltd.
   6.250% 11/15/14                                         185,000        185,000
Sanmina-SCI Corp.
   6.750% 03/01/13 (a)                                     215,000        205,325
                                                                     ------------
                                                                          390,325
                                                                     ------------
ENGINEERING & CONSTRUCTION - 0.2%
BUILDING & CONSTRUCTION - MISCELLANEOUS--0.2%
J. Ray McDermott SA
   11.500% 12/15/13 (a)                                    260,000        291,200
                                                                     ------------
ENVIRONMENTAL CONTROL--0.7%
NON-HAZARDOUS WASTE DISPOSAL--0.6%
Allied Waste North America, Inc.
   7.250% 03/15/15 (a)                                      80,000         77,000
   7.875% 04/15/13                                         390,000        396,825
   8.500% 12/01/08                                         150,000        157,875
Waste Services, Inc.
   9.500% 04/15/14 (a)                                     335,000        329,137
                                                                     ------------
                                                                          960,837
                                                                     ------------
RECYCLING--0.1%
Aleris International, Inc.
   9.000% 11/15/14                                          70,000         72,800
                                                                     ------------
MACHINERY - DIVERSIFIED--0.1%
MACHINERY - GENERAL INDUSTRY--0.1%
Douglas Dynamics LLC
   7.750% 01/15/12 (a)                                     225,000        220,500
                                                                     ------------
METAL FABRICATE/HARDWARE--0.7%
METAL PROCESSORS & FABRICATION--0.5%
Altra Industrial Motion, Inc.
   9.000% 12/01/11 (a)                                     150,000        141,750
Mueller Group, Inc.
   10.000% 05/01/12                                        200,000        210,000
Mueller Holdings, Inc.
   (c) 04/15/14
   (14.750% 04/15/09)                                      175,000        126,438
TriMas Corp.
   9.875% 06/15/12                                         270,000        226,800
                                                                     ------------
                                                                          704,988
                                                                     ------------
METAL PRODUCTS - FASTENERS--0.2%
FastenTech, Inc.
   11.500% 05/01/11                                        280,000        303,800
                                                                     ------------
MISCELLANEOUS MANUFACTURING--0.8%
DIVERSIFIED MANUFACTURING OPERATORS--0.6%
Bombardier, Inc.
   6.300% 05/01/14 (a)                                     340,000        303,450
J.B. Poindexter & Co.
   8.750% 03/15/14                                $        215,000   $    195,650
Koppers Industries, Inc.
   9.875% 10/15/13                                         210,000        227,850
Trinity Industries, Inc.
   6.500% 03/15/14                                         105,000        104,475
                                                                     ------------
                                                                          831,425
                                                                     ------------
FILTRATION/SEPARATE PRODUCTS--0.1%
Polypore International, Inc.
   (c) 10/01/12
   (10.500% 10/01/08) (a)                                  295,000        156,719
                                                                     ------------
MISCELLANEOUS MANUFACTURING--0.1%
Samsonite Corp.
   8.875% 06/01/11                                         175,000        186,375
                                                                     ------------
PACKAGING & CONTAINERS--1.2%
CONTAINERS - METAL/GLASS--0.6%
Crown European Holdings SA
   10.875% 03/01/13                                        250,000        295,000
Owens-Brockway Glass Container
   6.750% 12/01/14                                         160,000        162,600
   8.250% 05/15/13                                         370,000        400,525
Owens-Illinois, Inc.
   7.500% 05/15/10                                          80,000         84,000
                                                                     ------------
                                                                          942,125
                                                                     ------------
CONTAINERS - PAPER/PLASTIC--0.6%
Consolidated Container Co. LLC
   (c) 06/15/09
   (10.750% 06/15/07)                                      175,000        136,500
Jefferson Smurfit Corp.
   8.250% 10/01/12                                         165,000        166,238
   11.500% 10/01/15                                        239,358        223,488
MDP Acquisitions PLC
   9.625% 10/01/12                                         220,000        218,900
Portola Packaging, Inc.
   8.250% 02/01/12                                         190,000        129,675
                                                                     ------------
                                                                          874,801
                                                                     ------------
TRANSPORTATION--1.3%
TRANSPORTATION - MARINE--0.6%
Ship Finance International Ltd.
   8.500% 12/15/13                                         445,000        426,087
Stena AB
   7.500% 11/01/13                                         235,000        231,475
   9.625% 12/01/12                                         170,000        184,025
                                                                     ------------
                                                                          841,587
                                                                     ------------
TRANSPORTATION - RAILROAD--0.2%
TFM SA de CV
   9.375% 05/01/12 (a)                                     220,000        229,900
   12.500% 06/15/12                                         60,000         70,200
                                                                     ------------
                                                                          300,100
                                                                     ------------
TRANSPORTATION - SERVICES--0.4%
CHC Helicopter Corp.
   7.375% 05/01/14 (a)                                     135,000        134,663
   7.375% 05/01/14                                         165,000        164,587
Petroleum Helicopters, Inc.
   9.375% 05/01/09                                         325,000        342,875
                                                                     ------------
                                                                          642,125
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                        PAR             VALUE
                                                  ----------------   ------------
TRANSPORTATION - TRUCKS--0.1%
QDI LLC
   9.000% 11/15/10                                $        240,000   $    221,400
                                                                     ------------

TECHNOLOGY--0.1%
SEMICONDUCTORS--0.1%
ELECTRONIC COMPONENTS - SEMICONDUCTORS--0.1%
Amkor Technology, Inc.
   9.250% 02/15/08                                         180,000        171,000
                                                                     ------------

UTILITIES--2.4%
ELECTRIC--2.4%
ELECTRIC - GENERATION--0.6%
AES Corp.
   9.000% 05/15/15 (a)                                      70,000         78,400
   9.500% 06/01/09                                         262,000        290,820
Edison Mission Energy
   9.875% 04/15/11                                         290,000        339,300
Texas Genco LLC
   6.875% 12/15/14 (a)                                     150,000        157,875
                                                                     ------------
                                                                          866,395
                                                                     ------------
ELECTRIC - INTEGRATED--0.7%
CMS Energy Corp.
   8.900% 07/15/08                                         225,000        244,125
Nevada Power Co.
   9.000% 08/15/13                                         125,000        140,312
   10.875% 10/15/09                                        215,000        240,531
PSEG Energy Holdings LLC
   8.625% 02/15/08                                         275,000        291,500
TNP Enterprises, Inc.
   10.250% 04/01/10                                        195,000        204,994
                                                                     ------------
                                                                        1,121,462
                                                                     ------------
INDEPENDENT POWER PRODUCER--1.1%
Caithness Coso Funding Corp.
   9.050% 12/15/09                                         240,366        257,192
Calpine Corp.
   8.500% 07/15/10 (a)                                     180,000        138,600
Calpine Generating Co. LLC
   11.500% 04/01/11                                        160,000        143,200
   12.390% 04/01/11 (b)                                    360,000        328,500
MSW Energy Holdings LLC
   7.375% 09/01/10                                          90,000         92,250
   8.500% 09/01/10                                         270,000        286,200
Orion Power Holdings, Inc.
   12.000% 05/01/10                                        300,000        359,250
                                                                     ------------
                                                                        1,605,192
                                                                     ------------
TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $60,673,711)                                               61,207,893
                                                                     ------------

MORTGAGE-BACKED SECURITIES--2.0%
MORTGAGE-BACKED SECURITIES--2.0%
Federal Home Loan
   Mortgage Corp.
   8.000% 10/01/26                                         180,641        194,903
Federal National Mortgage
   Association TBA
   6.500% 12/01/35 (f)                            $      2,795,000   $  2,891,953
                                                                     ------------
TOTAL MORTGAGE-BACKED SECURITIES
   (cost of $3,087,005)                                                 3,086,856
                                                                     ------------

ASSET-BACKED SECURITIES - 0.8%
Equity One ABS, Inc.
   4.205% 04/25/34                                         625,000        615,587
GMAC Mortgage Corp.
   4.865% 09/25/34 (b)                                     520,000        522,574
                                                                     ------------
TOTAL ASSET-BACKED SECURITIES
   (cost of $1,140,508)                                                 1,138,161
                                                                     ------------

CONVERTIBLE BONDS--0.3%
COMMUNICATIONS--0.2%
TELECOMMUNICATIONS--0.2%
TELECOMMUNICATIONS EQUIPMENT--0.2%
Nortel Networks Corp.
   4.250% 09/01/08                                         385,000        359,975
                                                                     ------------
UTILITIES--0.1%
ELECTRIC--0.1%
INDEPENDENT POWER PRODUCERS--0.1%
Mirant Corp.
   2.500% 06/15/21 (d)                                     185,000        146,150
                                                                     ------------
TOTAL CONVERTIBLE BONDS
   (cost of $469,094)                                                     506,125
                                                                     ------------

MUNICIPAL BOND (TAXABLE)--0.3%
CALIFORNIA--0.3%
CA Cabazon Band
   Mission Indians
   13.000% 10/01/11 (g)                                    350,000        363,972
                                                                     ------------
TOTAL MUNICIPAL BOND (TAXABLE)
   (cost of $350,000)                                                     363,972
                                                                     ------------

                                                       UNITS
                                                  ----------------
WARRANTS (i)--0.0%
COMMUNICATIONS--0.0%
TELECOMMUNICATIONS--0.0%
CELLULAR TELECOMMUNICATIONS--0.0%
UbiquiTel, Inc.
   Expires 04/15/10 (a)                                        225              2
                                                                     ------------
TELECOMMUNICATION SERVICES--0.0%
Jazztel PLC
   Expires 07/15/10 (h)(j)                                      95             --
                                                                     ------------
INDUSTRIALS--0.0%
TRANSPORTATION--0.0%
TRANSPORTATION - TRUCKS--0.0%
QDI LLC
   Expires 01/15/0 7 (a)(j)                                  1,020          3,927
                                                                     ------------
TOTAL WARRANTS
   (cost of $11,587)                                                        3,929
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                       UNITS             VALUE
                                                 ----------------   -------------
COMMON STOCK--0.0%
INDUSTRIALS--0.0%
COMMERCIAL SERVICES & SUPPLIES--0.0%
Fairlane Management
   Corp. (h)(i)                                             2,000   $          --
                                                                    -------------
TOTAL COMMON STOCK
   (cost of $0)                                                                --
                                                                    -------------

                                                       PAR
                                                 ----------------
SHORT-TERM OBLIGATION--3.1%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 06/30/05, due 07/01/05
   at 2.700%, collateralized by a
   U.S. Treasury Bond maturing
   02/15/19, market value of
   $4,794,975 (repurchase
   proceeds $4,694,352)                          $      4,694,000       4,694,000
                                                                    -------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $4,694,000)                                                 4,694,000
                                                                    -------------
TOTAL INVESTMENTS--100.6%
   (cost of $145,958,823) (k)                                         152,784,313
                                                                    -------------
OTHER ASSETS & LIABILITIES, NET--(0.6)%                                  (849,382)
                                                                    -------------
NET ASSETS--100.0%                                                  $ 151,934,931
                                                                    =============

NOTES TO INVESTMENT PORTFOLIO:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

     At June 30, 2005, the liquid portion of these Rule 144A securities amounted to $10,684,865, which represents 7.0% of net assets.

     At June 30, 2005, the illiquid Rule 144A security amounted to $210,150, which represents 0.1% of net assets. Additional information on this security is as follows:

     SECURITY             ACQUISITION DATE   ACQUISITION COST
     --------             ----------------   ----------------
     Hollinger, Inc.
        11.875% 03/01/11      09/30/04         $   81,000
        12.875% 03/01/11      09/30/04            116,271
                                               ----------
                                               $  197,271
                                               ==========

(b) The interest rate shown on floating rate or variable rate securities reflect the rate at June 30, 2005.

(c) Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(d) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At June 30, 2005, the value of these securities amounted to $437,938, which represents 0.3% of net assets.

(e) The issuer is in default of certain debt covenants. Income is not being accrued. At June 30, 2005, the value of this security represents 0.3% of net assets.

(f)  Security purchased on a delayed delivery basis.

(g)  Illiquid security.

(h)  Security has no value.

(i)  Non-income producing security.

(j) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(k)  Cost for federal income tax purposes is $147,825,267.

As of June 30, 2005, the Fund had entered into the following forward currency exchange contracts:

FORWARD                                                                  UNREALIZED
CURRENCY                                AGGREGATE       SETTLEMENT      APPRECIATION
CONTRACTS TO SELL        VALUE         FACE VALUE          DATE        (DEPRECIATION)
-----------------   --------------   --------------   --------------   --------------
EUR     1,050,000   $    1,269,981      1,264,284        07/15/05      $       (5,696)
EUR       880,000        1,064,365      1,060,470        07/15/05              (3,895)
EUR       119,000          143,956        146,822        07/20/05               2,866
EUR     2,300,000        2,780,471      2,775,318        07/18/05              (5,153)
EUR       468,250          566,445        577,572        07/20/05              11,127
EUR     1,190,000        1,439,888      1,433,950        07/27/05              (5,938)
GBP       892,000        1,598,019      1,609,168        07/18/05              11,149
GBP       410,000          733,960        752,350        07/20/05              18,390
NOK     4,875,000          745,631        759,985        07/20/05              14,354
SEK     8,750,000        1,120,835      1,134,890        07/15/05              14,055
SEK     8,750,000        1,120,835      1,134,890        07/15/05              14,055
SEK     8,500,000        1,088,811      1,102,192        07/15/05              13,381
                                                                       --------------
                                                                       $       78,695
                                                                       ==============

At June 30, 2005, the asset allocation of the Fund is as follows:

                                                  % OF
ASSET ALLOCATION                               NET ASSETS
----------------                               ----------
Government Agencies & Obligations                 53.8%
Corporate Fixed-Income Bonds & Notes              40.3
Mortgage-Backed Securities                         2.0
Asset-Backed Securities                            0.8
Convertible Bonds                                  0.3
Municipal Bond (Taxable)                           0.3
Warrants                                           0.0
Common Stock                                       0.0
Short-Term Obligation                              3.1
Other Assets & Liabilities, Net                   (0.6)
                                                 -----
                                                 100.0%
                                                 =====

            ACRONYM              NAME
            -------              ----
             AUD       Australian Dollar
             CAD       Canadian Dollar
             EUR       Euro
             GBP       British Pound
             NOK       Norwegian Krone
             NZD       New Zealand Dollar
             PIK       Payment-In-Kind
             PLN       Polish Zloty
             REIT      Real Estate Investment Trust
             SEK       Swedish Krona
             TBA       To Be Announced
             USD       United States Dollar

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Colonial Strategic Income Fund, Variable Series / June 30, 2005 (Unaudited)

ASSETS:
Investments, at cost                                                $   145,958,823
                                                                    ---------------
Investments, at value                                               $   152,784,313
Cash                                                                          2,022
Net unrealized appreciation on foreign forward currency contracts            99,377
Receivable for:
   Investments sold                                                          99,575
   Fund shares sold                                                           7,344
   Interest                                                               2,913,349
   Dollar roll fee income                                                     2,510
Deferred Trustees' compensation plan                                         10,110
                                                                    ---------------
     TOTAL ASSETS                                                       155,918,600
                                                                    ---------------
LIABILITIES:
Net unrealized depreciation on foreign forward currency contracts            20,682
Payable for:
   Investments purchased                                                    681,595
   Investments purchased on a delayed delivery basis                      2,906,264
   Fund shares repurchased                                                  236,695
   Investment advisory fee                                                   75,105
   Transfer agent fee                                                           594
   Pricing and bookkeeping fees                                               7,341
   Trustees' fees                                                               508
   Audit fee                                                                 18,352
   Custody fee                                                                7,348
   Distribution fee--Class B                                                 12,954
Deferred dollar roll fee income                                               1,004
Deferred Trustees' fees                                                      10,110
Other liabilities                                                             5,117
                                                                    ---------------
     TOTAL LIABILITIES                                                    3,983,669
                                                                    ---------------
NET ASSETS                                                          $   151,934,931
                                                                    ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                     $   165,145,961
Undistributed net investment income                                       3,227,173
Accumulated net realized loss                                           (23,307,826)
Net unrealized appreciation on:
   Investments                                                            6,825,490
   Foreign currency translations                                             44,133
                                                                    ---------------
NET ASSETS                                                          $   151,934,931
                                                                    ===============
CLASS A:
Net assets                                                          $    93,479,755
Shares outstanding                                                        9,348,558
                                                                    ===============
Net asset value per share                                           $         10.00
                                                                    ===============
CLASS B:
Net assets                                                          $    58,455,176
Shares outstanding                                                        5,858,723
                                                                    ===============
Net asset value per share                                           $          9.98
                                                                    ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Colonial Strategic Income Fund, Variable Series
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest                                                            $     5,276,549
Dollar roll fee income                                                       23,566
                                                                    ---------------
   Total Investment Income                                                5,300,115
                                                                    ---------------
EXPENSES:
Investment advisory fee                                                     459,935
Distribution fee--Class B                                                    73,742
Transfer agent fee                                                            3,720
Pricing and bookkeeping fees                                                 46,050
Trustees' fees                                                                4,033
Custody fee                                                                  20,748
Non-recurring costs (See Note 6)                                              1,939
Other expenses                                                               34,018
                                                                    ---------------
   Total Expenses                                                           644,185
Non-recurring costs assumed by Investment Advisor (See Note 6)               (1,939)
Custody earnings credit                                                        (382)
                                                                    ---------------
   Net Expenses                                                             641,864
                                                                    ---------------
Net Investment Income                                                     4,658,251
                                                                    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY:
Net realized gain on:
   Investments                                                            1,425,878
   Foreign currency transactions                                            989,027
                                                                    ---------------
     Net realized gain                                                    2,414,905
                                                                    ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                           (6,667,737)
   Foreign currency translations                                            110,369
                                                                    ---------------
     Net change in unrealized appreciation (depreciation)                (6,557,368)
                                                                    ---------------
Net Loss                                                                 (4,142,463)
                                                                    ---------------
Net Increase in Net Assets from Operations                          $       515,788
                                                                    ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Colonial Strategic Income Fund, Variable Series

                                                                                      (UNAUDITED)
                                                                                      SIX MONTHS
                                                                                         ENDED           YEAR ENDED
                                                                                        JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                        2005              2004
----------------------------------                                                  ---------------   ---------------
OPERATIONS:
Net investment income                                                               $     4,658,251   $     9,642,011
Net realized gain on investments and foreign currency transactions                        2,414,905         6,247,432
Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                 (6,557,368)         (733,434)
                                                                                    ---------------   ---------------
        Net Increase from Operations                                                        515,788        15,156,009
                                                                                    ---------------   ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                       --        (7,965,743)
   Class B                                                                                       --        (4,548,504)
                                                                                    ---------------   ---------------
        Total Distributions Declared to Shareholders                                             --       (12,514,247)
                                                                                    ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                          2,122,165         4,779,974
   Distributions reinvested                                                                      --         7,965,743
   Redemptions                                                                          (11,611,295)      (21,801,483)
                                                                                    ---------------   ---------------
        Net Decrease                                                                     (9,489,130)       (9,055,766)
                                                                                    ---------------   ---------------
Class B:
   Subscriptions                                                                          2,077,701         8,617,658
   Distributions reinvested                                                                      --         4,548,504
   Redemptions                                                                           (3,991,787)       (9,649,517)
                                                                                    ---------------   ---------------
        Net Increase (Decrease)                                                          (1,914,086)        3,516,645
                                                                                    ---------------   ---------------
Net Decrease from Share Transactions                                                    (11,403,216)       (5,539,121)
                                                                                    ---------------   ---------------
Total Decrease in Net Assets                                                            (10,887,428)       (2,897,359)
NET ASSETS:
Beginning of period                                                                     162,822,359       165,719,718
                                                                                    ---------------   ---------------
End of period (including undistributed (overdistributed) net investment income of
   $3,227,173 and $(1,431,078), respectively)                                       $   151,934,931   $   162,822,359
                                                                                    ===============   ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                            213,865           471,285
   Issued for distributions reinvested                                                           --           799,774
   Redemptions                                                                           (1,172,220)       (2,175,844)
                                                                                    ---------------   ---------------
        Net Decrease                                                                       (958,355)         (904,785)
                                                                                    ---------------   ---------------
Class B:
   Subscriptions                                                                            209,776           862,989
   Issued for distributions reinvested                                                           --           457,136
   Redemptions                                                                             (404,650)         (965,905)
                                                                                    ---------------   ---------------
        Net Increase (Decrease)                                                            (194,874)          354,220
                                                                                    ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Colonial Strategic Income Fund, Variable Series / June 30, 2005 (Unaudited)

NOTE 1. ORGANIZATION

Colonial Strategic Income Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   MORTGAGE DOLLAR ROLL TRANSACTIONS--The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of investments from its portfolio with an agreement by the Fund to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party. The Fund identifies U.S. Government securities or other liquid high grade debt obligations in an amount equal to the mortgage dollar roll transactions.

   DELAYED DELIVERY SECURITIES--The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities in an amount equal to the delayed delivery commitment.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                           DECEMBER 31,
                                              2004
                                          --------------
Distributions paid from:
   Ordinary income                        $   12,514,247
   Long-term capital gains                            --

Unrealized appreciation and depreciation at June 30, 2005, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation                $    9,345,946
   Unrealized depreciation                    (4,386,900)
                                          --------------
     Net unrealized appreciation          $    4,959,046
                                          ==============

The following capital loss carryforwards, determined as of December 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF                               CAPITAL LOSS
   EXPIRATION                              CARRYFORWARD
   ----------                             --------------
      2008                                $    3,347,414
      2009                                    11,079,118
      2010                                    11,028,566
                                          --------------
                                          $   25,455,098
                                          ==============

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISORY FEE--Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $500 million                             0.60%
$500 million to $1 billion                     0.55%
$1 billion to $1.5 billion                     0.52%
Over $1.5 billion                              0.49%

For the six months ended June 30, 2005, as a result of the settlement with the New York Attorney General discussed in Note 6, the Fund's annualized effective investment advisory fee rate was 0.59%.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended June 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.059%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2005, the Fund's annualized effective transfer agent fee rate was less than 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00% annually of the Fund's average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2005, the Fund paid $831 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $28,102,128 and $33,374,307 of which $51,187 was U.S. Government securities.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

   HIGH-YIELD SECURITIES--Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the six months ended June 30, 2005, Columbia has assumed $1,939 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Colonial Strategic Income Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                          (UNAUDITED)
                                          SIX MONTHS                                                             PERIOD
                                            ENDED                     YEAR ENDED DECEMBER 31,                     ENDED
                                           JUNE 30,      -------------------------------------------------    DECEMBER 31,
                                             2005           2004         2003         2002         2001         2000 (a)
                                          ----------     ----------   ----------   ----------   ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD      $     9.95     $     9.80   $     8.89   $     8.91   $     9.41     $    10.24
                                          ----------     ----------   ----------   ----------   ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                       0.29           0.59         0.60         0.63         0.79(c)        0.56
Net realized and unrealized gain (loss)
   on investments and foreign currency         (0.26)          0.38         1.04         0.09        (0.46)(c)      (0.37)
                                          ----------     ----------   ----------   ----------   ----------     ----------
     Total from Investment Operations           0.03           0.97         1.64         0.72         0.33           0.19
                                          ----------     ----------   ----------   ----------   ----------     ----------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                        --          (0.82)       (0.73)       (0.72)       (0.81)         (0.99)
Return of capital                                 --             --           --        (0.02)       (0.02)         (0.03)
                                          ----------     ----------   ----------   ----------   ----------     ----------
     Total Distributions Declared
       to Shareholders                            --          (0.82)       (0.73)       (0.74)       (0.83)         (1.02)
                                          ----------     ----------   ----------   ----------   ----------     ----------
NET ASSET VALUE, END OF PERIOD            $     9.98     $     9.95   $     9.80   $     8.89   $     8.91     $     9.41
                                          ==========     ==========   ==========   ==========   ==========     ==========
Total return (d)(e)(f)                          0.30%(g)       9.85%       18.43%        8.08%        3.54%          1.92%(g)
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (h)                                    0.97%(i)       1.00%        1.00%        1.00%        1.00%          1.00%(i)
Net investment income (h)                       5.78%(i)       5.88%        6.17%        6.92%        8.27%(c)       9.39%(i)
Waiver/reimbursement                              --           0.05%        0.05%        0.01%        0.10%          0.03%(i)
Portfolio turnover rate                           19%(g)        103%          61%          62%          62%            31%
Net assets, end of period (000's)         $   58,455     $   60,210   $   55,825   $   32,407   $   19,481     $    3,579

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.55% to 8.27%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Columbia High Yield Fund, Variable Series / June 30, 2005

Columbia High Yield Fund, Variable Series seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

Jeffrey L. Rippey and Kurt M. Havnaer are portfolio managers for the fund. Mr. Rippey has managed or co-managed the fund and its predecessors since March 1998. Mr. Havnaer has co-managed the fund and its predecessor since September 2000.

During the six-month period ended June 30, 2005, the bond market remained relatively stable though there were some slight gains to be seen. Even though the Federal Reserve increased the federal funds rate by one percentage point to 3.25% during this period, long-term interest rates dropped by about three-tenths of one percentage point. The high-yield sector showed modest gains, with higher quality securities slightly outperforming lower quality credits. This pattern strengthened during the second quarter and was favorable to the fund, which finished the first half of the year roughly in line with its benchmark, the Merrill Lynch US High Yield, Cash Pay Only Index(1).

MIXED RESULTS FROM SECTOR ALLOCATIONS

The fund's performance relative to its benchmark was dependent not only on specific securities held during the period, but also on what sectors were underweighted. Some of these underweight sectors posted weak returns and therefore the fund wasn't affected as much by their poor performance. For instance, the fund had no exposure to air transportation, which underperformed during the six-month period. Record high fuel prices continue to plague the airlines. The fund was also underweight in the auto sector. While auto sales have held reasonably firm despite the high cost of oil, the deteriorating finances at Ford Motor and General Motors caused both companies to suffer credit downgrades in May and accelerated a flight to quality within the high-yield market. The fund had no exposure to either Ford Motor or General Motors.

   The fund's underweight position in the telecommunications sector, on the other hand, represented a missed opportunity. Many telecom companies have made demonstrable improvements to their balance sheets, and investors have responded by bidding up the prices for their bonds.

FOCUS ON INDIVIDUAL HOLDINGS

Individual companies from many different industries aided the fund with their strong performance over the past six months. Bonds of HCA (Hospital Corporation of America) performed well as the company's efforts to pay down its debt surpassed market expectations (1.4% of net assets). TECO Energy (a diversified holding company that includes Tampa Electric) performed well due in part to its success in divesting merchant power assets and returning to its core utility business (1.0% of net assets). Rogers Wireless advanced upon entering into an attractive merger (1.0% of net assets). Leading drill pipe supplier Grant Prideco benefited from the strong upturn in the energy sector (0.7% of net assets). As a result, Grant Prideco called one of its two bonds that the fund owned, at favorable terms.

   The portfolio also contained some disappointments. Cinemark USA, one of the country's largest movie exhibitors, suffered from reduced theater attendance (1.1% of net assets). Finlay Enterprises, which operates jewelry departments for several major retail chains, has been viewed cautiously by investors following the announcement that one of its larger clients is being acquired. More than 50% of Finlay's sales derive from its relationship with this retail chain, and the fate of that business once the retailer has been acquired is uncertain. We eliminated our position in Finlay by the end of the period. Finally, containers sector declined amid sluggish demand for corrugated boxes and declining prices for containerboards (1.4% of net assets).

ENCOURAGED BY CURRENT ECONOMIC CLIMATE

The fund did not make any fundamental changes to its portfolio structure during the period. We continue to believe that the current economic environment of stable growth and relatively low interest rates is favorable for the high-yield market. Steady growth has enabled many companies to improve their balance sheets and credit ratings. Within the high-yield market, the recent leadership of higher quality issues is an encouraging sign, because the average credit quality of our holdings is high relative to our peer group. While this stance caused our performance to lag somewhat in 2004, we are encouraged by the increasing number of portfolio holdings drawing closer to investment-grade status.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

An investment in the Columbia High Yield Fund, Variable Series may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high yield securities or "junk bonds" offers the potential for higher current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

Holdings are disclosed as of June 30, 2005, and are subject to change.

(1) The Merrill Lynch US High Yield, Cash Pay Only Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

PERFORMANCE INFORMATION
Columbia High Yield Fund, Variable Series / June 30, 2005

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                        6-MONTH
                      (CUMULATIVE)    1-YEAR      5-YEAR       LIFE
-------------------------------------------------------------------
Class B (04/14/03)         1.15        8.03        6.41        5.85
Merrill Lynch US
   High Yield, Cash
   Pay Only Index(1)       1.22       10.64        7.83        5.62

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE($)         12/31/04        06/30/05
-------------------------------------------------------------
Class B                                9.56            9.67

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

[CHART]

VALUE OF A $10,000 INVESTMENT, 03/03/98(2) - 06/30/05

                                      MERRILL LYNCH US HIGH YIELD,
                     CLASS B SHARES      CASH PAY ONLY INDEX
  3/3/1998             $   10,000             $   10,000
 3/31/1998             $   10,146             $   10,115
 4/30/1998             $   10,173             $   10,163
 5/31/1998             $   10,223             $   10,234
 6/30/1998             $   10,307             $   10,285
 7/31/1998             $   10,442             $   10,343
 8/31/1998             $   10,319             $    9,897
 9/30/1998             $   10,586             $    9,916
10/31/1998             $   10,543             $    9,754
11/30/1998             $   10,901             $   10,198
12/31/1998             $   10,959             $   10,201
 1/31/1999             $   11,063             $   10,302
 2/28/1999             $   11,011             $   10,223
 3/31/1999             $   11,030             $   10,311
 4/30/1999             $   11,152             $   10,472
 5/31/1999             $   11,007             $   10,400
 6/30/1999             $   10,974             $   10,380
 7/31/1999             $   10,961             $   10,396
 8/31/1999             $   10,845             $   10,290
 9/30/1999             $   10,785             $   10,251
10/31/1999             $   10,806             $   10,190
11/30/1999             $   10,947             $   10,306
12/31/1999             $   11,022             $   10,360
 1/31/2000             $   10,938             $   10,308
 2/29/2000             $   10,930             $   10,317
 3/31/2000             $   10,871             $   10,173
 4/30/2000             $   10,891             $   10,176
 5/31/2000             $   10,866             $   10,064
 6/30/2000             $   11,119             $   10,236
 7/31/2000             $   11,211             $   10,310
 8/31/2000             $   11,386             $   10,436
 9/30/2000             $   11,394             $   10,375
10/31/2000             $   11,223             $   10,071
11/30/2000             $   11,062             $    9,756
12/31/2000             $   11,426             $    9,968
 1/31/2001             $   11,912             $   10,562
 2/28/2001             $   12,027             $   10,728
 3/31/2001             $   11,951             $   10,587
 4/30/2001             $   11,942             $   10,471
 5/31/2001             $   12,036             $   10,672
 6/30/2001             $   11,838             $   10,453
 7/31/2001             $   11,907             $   10,615
 8/31/2001             $   12,049             $   10,718
 9/30/2001             $   11,647             $   10,031
10/31/2001             $   11,992             $   10,326
11/30/2001             $   12,234             $   10,661
12/31/2001             $   12,132             $   10,585
 1/31/2002             $   12,181             $   10,645
 2/28/2002             $   12,122             $   10,542
 3/31/2002             $   12,225             $   10,793
 4/30/2002             $   12,354             $   10,965
 5/31/2002             $   12,314             $   10,906
 6/30/2002             $   12,067             $   10,130
 7/31/2002             $   11,906             $    9,727
 8/31/2002             $   12,078             $    9,970
 9/30/2002             $   12,006             $    9,811
10/31/2002             $   12,031             $    9,728
11/30/2002             $   12,397             $   10,308
12/31/2002             $   12,464             $   10,465
 1/31/2003             $   12,587             $   10,766
 2/28/2003             $   12,704             $   10,905
 3/31/2003             $   12,897             $   11,188
 4/30/2003             $   13,234             $   11,816
 5/31/2003             $   13,251             $   11,944
 6/30/2003             $   13,442             $   12,270
 7/31/2003             $   13,212             $   12,095
 8/31/2003             $   13,240             $   12,253
 9/30/2003             $   13,540             $   12,580
10/31/2003             $   13,704             $   12,837
11/30/2003             $   13,831             $   13,014
12/31/2003             $   14,000             $   13,316
 1/31/2004             $   14,133             $   13,524
 2/29/2004             $   14,195             $   13,518
 3/31/2004             $   14,335             $   13,613
 4/30/2004             $   14,193             $   13,515
 5/31/2004             $   13,919             $   13,299
 6/30/2004             $   14,040             $   13,493
 7/31/2004             $   14,238             $   13,678
 8/31/2004             $   14,495             $   13,925
 9/30/2004             $   14,710             $   14,119
10/31/2004             $   14,938             $   14,387
11/30/2004             $   14,953             $   14,532
12/31/2004             $   14,995             $   14,749
 1/31/2005             $   14,963             $   14,737
 2/28/2005             $   15,152             $   14,945
 3/31/2005             $   14,728             $   14,538
 4/30/2005             $   14,697             $   14,387
 5/31/2005             $   14,963             $   14,652
 6/30/2005             $   15,168             $   14,930

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The Index is unmanaged and returns for the index and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Merrill Lynch US High Yield, Cash Pay Only Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1)  Index performance for the life of the fund is from March 3, 1998.

(2) Inception date of class A shares (oldest existing share class) is March 3, 1998.

UNDERSTANDING YOUR EXPENSES
Columbia High Yield Fund, Variable Series / June 30, 2005

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                         ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE          EXPENSES PAID        FUND'S ANNUALIZED
01/01/05 - 06/30/05   BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)     DURING THE PERIOD ($)    EXPENSE RATIO (%)
-------------------------------------------------------------------------------------------------------------------------
                        ACTUAL    HYPOTHETICAL     ACTUAL     HYPOTHETICAL    ACTUAL   HYPOTHETICAL
-------------------------------------------------------------------------------------------------------------------------
Class B                1,000.00     1,000.00      1,011.50      1,021.52       3.29         3.31             0.66

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and its affiliates not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Columbia High Yield Fund, Variable Series / June 30, 2005 (Unaudited)

                                                          PAR            VALUE
                                                     -------------   -------------
CORPORATE FIXED-INCOME
   BONDS & NOTES--90.4%
BASIC MATERIALS--4.1%
CHEMICALS--1.8%
CHEMICALS - DIVERSIFIED--0.3%
EquiStar Chemicals LP
   10.125% 09/01/08                                  $     155,000   $     167,788
   10.625% 05/01/11                                        180,000         199,800
                                                                     -------------
                                                                           367,588
                                                                     -------------
CHEMICALS - SPECIALTY--0.5%
Nalco Co.
   7.750% 11/15/11                                         625,000         664,844
                                                                     -------------
INDUSTRIAL - GASES--1.0%
Airgas, Inc.
   6.250% 07/15/14                                         785,000         800,700
   9.125% 10/01/11                                         350,000         378,437
                                                                     -------------
                                                                         1,179,137
                                                                     -------------
FOREST PRODUCTS & PAPER--1.2%
PAPER & RELATED PRODUCTS--1.2%
Boise Cascade LLC
   7.125% 10/15/14 (a)                                   1,445,000       1,419,713
                                                                     -------------
IRON/STEEL--1.1%
STEEL - PRODUCERS--1.1%
Russel Metals, Inc.
   6.375% 03/01/14                                         850,000         813,875
United States Steel Corp.
   9.750% 05/15/10                                         500,000         538,750
                                                                     -------------
                                                                         1,352,625
                                                                     -------------

COMMUNICATIONS--12.8%
ADVERTISING--1.8%
ADVERTISING SALES--1.8%
Lamar Media Corp.
   7.250% 01/01/13                                       2,050,000       2,173,000
                                                                     -------------
MEDIA--8.6%
CABLE TV--4.3%
DirecTV Holdings LLC
   6.375% 06/15/15 (a)                                     115,000         114,281
   8.375% 03/15/13                                       1,476,000       1,630,980
EchoStar DBS Corp.
   5.750% 10/01/08                                         605,000         603,488
   6.625% 10/01/14                                       1,075,000       1,061,562
Rogers Cable, Inc.
   6.250% 06/15/13                                         625,000         623,438
   7.875% 05/01/12                                       1,110,000       1,207,125
                                                                     -------------
                                                                         5,240,874
                                                                     -------------
MULTIMEDIA--0.5%
Emmis Operating Co.
   6.875% 05/15/12                                         675,000         669,938
                                                                     -------------
PUBLISHING - PERIODICALS--2.9%
Dex Media West LLC
   5.875% 11/15/11                                   $   1,730,000   $   1,704,050
R.H. Donnelley Finance Corp.
   10.875% 12/15/12 (a)                                    510,000         594,150
   10.875% 12/15/12                                      1,100,000       1,281,500
                                                                     -------------
                                                                         3,579,700
                                                                     -------------
TELEVISION--0.9%
LIN Television Corp.
   6.500% 05/15/13                                       1,125,000       1,071,562
                                                                     -------------
TELECOMMUNICATIONS--2.4%
CELLULAR TELECOMMUNICATIONS--2.4%
Nextel Communications, Inc.
   5.950% 03/15/14                                         960,000         997,200
   6.875% 10/31/13                                          60,000          64,200
   7.375% 08/01/15                                         625,000         675,000
Rogers Wireless, Inc.
   7.500% 03/15/15                                         210,000         227,850
   8.000% 12/15/12                                         940,000       1,010,500
                                                                     -------------
                                                                         2,974,750
                                                                     -------------

CONSUMER CYCLICAL--21.1%
AUTO PARTS & EQUIPMENT--0.5%
AUTO/TRUCK PARTS & EQUIPMENT - ORIGINAL--0.5%
Accuride Corp.
   8.500% 02/01/15                                         275,000         268,813
TRW Automotive, Inc.
   9.375% 02/15/13                                         320,000         355,200
                                                                     -------------
                                                                           624,013
                                                                     -------------
ENTERTAINMENT--2.7%
MUSIC--0.6%
Warner Music Group
   7.375% 04/15/14                                         775,000         784,688
                                                                     -------------
RACETRACKS--1.0%
Speedway Motorsports, Inc.
   6.750% 06/01/13                                       1,190,000       1,234,625
                                                                     -------------
THEATERS--1.1%
Cinemark USA, Inc.
   9.000% 02/01/13                                       1,285,000       1,329,975
                                                                     -------------
HOME BUILDERS--2.6%
BUILDING - RESIDENTIAL/COMMERCIAL--2.6%
K. Hovnanian Enterprises, Inc.
   6.000% 01/15/10                                         315,000         309,488
   6.375% 12/15/14                                         270,000         266,625
   6.500% 01/15/14                                         400,000         400,000
KB Home
   5.875% 01/15/15                                         750,000         740,625
   7.750% 02/01/10                                         250,000         261,875
   8.625% 12/15/08                                         250,000         273,125
Toll Corp.
   8.250% 02/01/11                                         325,000         344,500
   8.250% 12/01/11                                         600,000         646,500
                                                                     -------------
                                                                         3,242,738
                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                                          PAR            VALUE
                                                     -------------   -------------
LEISURE TIME--3.0%
CRUISE LINES--1.9%
Royal Caribbean Cruises Ltd.
   6.750% 03/15/08                                   $     145,000   $     151,162
   6.875% 12/01/13                                         550,000         585,750
   8.750% 02/02/11                                       1,390,000       1,601,975
                                                                     -------------
                                                                         2,338,887
                                                                     -------------
LEISURE & RECREATIONAL PRODUCTS--1.1%
K2, Inc.
   7.375% 07/01/14                                         410,000         430,500
Leslie's Poolmart
   7.750% 02/01/13                                         850,000         858,500
                                                                     -------------
                                                                         1,289,000
                                                                     -------------
LODGING--8.7%
CASINO HOTELS--7.8%
Caesars Entertainment, Inc.
   7.875% 03/15/10                                       1,080,000       1,196,100
   8.875% 09/15/08                                         960,000       1,060,800
   9.375% 02/15/07                                         100,000         107,500
Kerzner International Ltd.
   8.875% 08/15/11                                       1,365,000       1,460,550
MGM Mirage
   6.000% 10/01/09                                       1,450,000       1,459,062
   8.500% 09/15/10                                         815,000         900,575
Station Casinos, Inc.
   6.500% 02/01/14                                       1,795,000       1,837,631
   6.875% 03/01/16                                         570,000         587,100
Wynn Las Vegas LLC
   6.625% 12/01/14                                         965,000         938,463
                                                                     -------------
                                                                         9,547,781
                                                                     -------------
HOTELS & MOTELS--0.9%
Starwood Hotels & Resorts
   Worldwide, Inc.
   7.375% 05/01/07                                         200,000         209,000
   7.875% 05/01/12                                         810,000         913,275
                                                                     -------------
                                                                         1,122,275
                                                                     -------------
RETAIL--3.6%
RETAIL - AUTOMOBILES--1.6%
AutoNation, Inc.
   9.000% 08/01/08                                       1,420,000       1,554,900
Group 1 Automotive, Inc.
   8.250% 08/15/13                                         450,000         454,500
                                                                     -------------
                                                                         2,009,400
                                                                     -------------
RETAIL - CONVENIENCE STORE--1.1%
Couche-Tard
   7.500% 12/15/13                                       1,235,000       1,306,012
                                                                     -------------
RETAIL - PROPANE DISTRIBUTORS--0.3%
Suburban Propane Partners LP
   6.875% 12/15/13                                         415,000         394,250
                                                                     -------------
RETAIL - RESTAURANTS--0.6%
Domino's, Inc.
   8.250% 07/01/11                                         650,000         698,750
                                                                     -------------

CONSUMER NON-CYCLICAL--17.1%
BEVERAGES--3.0%
BEVERAGES - NON-ALCOHOLIC--1.8%
Cott Beverages, Inc.
   8.000% 12/15/11                                   $   2,010,000   $   2,140,650
                                                                     -------------
BEVERAGES - WINE/SPIRITS--1.2%
Constellation Brands, Inc.
   8.000% 02/15/08                                         575,000         613,813
   8.125% 01/15/12                                         825,000         880,687
   8.625% 08/01/06                                          25,000          26,500
                                                                     -------------
                                                                         1,521,000
                                                                     -------------
COMMERCIAL SERVICES--4.4%
COMMERCIAL SERVICES--1.6%
Iron Mountain, Inc.
   7.750% 01/15/15                                         530,000         535,300
   8.625% 04/01/13                                       1,420,000       1,469,700
                                                                     -------------
                                                                         2,005,000
                                                                     -------------
FUNERAL SERVICES & RELATED ITEMS--0.6%
Stewart Enterprises, Inc.
   6.250% 02/15/13 (a)                                     785,000         779,113
                                                                     -------------
PRIVATE CORRECTIONS--1.4%
Corrections Corp. of America
   6.250% 03/15/13                                         700,000         694,750
   7.500% 05/01/11                                         950,000         988,000
                                                                     -------------
                                                                         1,682,750
                                                                     -------------
RENTAL AUTO/EQUIPMENT--0.8%
United Rentals, Inc.
   7.000% 02/15/14                                         125,000         119,375
   7.750% 11/15/13                                         835,000         818,300
                                                                     -------------
                                                                           937,675
                                                                     -------------
FOOD--0.7%
FOOD - MISCELLANEOUS/DIVERSIFIED--0.7%
Del Monte Corp.
   6.750% 02/15/15 (a)                                     860,000         872,900
                                                                     -------------
HEALTHCARE SERVICES--6.3%
MEDICAL - HMO--1.2%
Coventry Health Care, Inc.
   5.875% 01/15/12                                       1,445,000       1,470,287
                                                                     -------------
MEDICAL - HOSPITALS--2.8%
HCA, Inc.
   6.950% 05/01/12                                       1,660,000       1,766,887
Triad Hospitals, Inc.
   7.000% 05/15/12                                         525,000         551,250
   7.000% 11/15/13                                       1,100,000       1,133,000
                                                                     -------------
                                                                         3,451,137
                                                                     -------------
MEDICAL - NURSING HOMES--0.5%
Extendicare Health Services, Inc.
   6.875% 05/01/14                                         640,000         635,200
   9.500% 07/01/10                                          45,000          48,713
                                                                     -------------
                                                                           683,913
                                                                     -------------
MEDICAL - OUTPATIENT/HOME MEDICAL--0.7%
Select Medical Corp.
   7.625% 02/01/15 (a)                                     820,000         807,700
                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                                          PAR            VALUE
                                                     -------------   -------------
MEDICAL PRODUCTS--1.1%
Fisher Scientific International, Inc.
   6.750% 08/15/14                                   $   1,310,000   $   1,372,225
                                                                     -------------
HOUSEHOLD PRODUCTS/WARES--1.2%
CONSUMER PRODUCTS - MISCELLANEOUS--1.2%
Scotts Co.
   6.625% 11/15/13                                       1,375,000       1,430,000
                                                                     -------------
PHARMACEUTICALS--1.5%
MEDICAL - WHOLESALE DRUG DISTRIBUTION--0.4%
AmerisourceBergen Corp.
   8.125% 09/01/08                                         505,000         548,556
                                                                     -------------
PHARMACY SERVICES--1.1%
Omnicare, Inc.
   6.125% 06/01/13                                         945,000         935,550
   8.125% 03/15/11                                         370,000         390,813
                                                                     -------------
                                                                         1,326,363
                                                                     -------------

ENERGY--14.6%
COAL--3.5%
COAL--3.5%
Arch Western Finance LLC
   6.750% 07/01/13                                       1,900,000       1,961,750
Peabody Energy Corp.
   5.875% 04/15/16                                         375,000         375,000
   6.875% 03/15/13                                       1,905,000       2,028,825
                                                                     -------------
                                                                         4,365,575
                                                                     -------------
OIL & GAS SERVICES--2.4%
OIL - FIELD SERVICES--1.7%
Hornbeck Offshore Services, Inc.
   6.125% 12/01/14                                         875,000         881,563
Universal Compression, Inc.
   7.250% 05/15/10                                       1,195,000       1,245,787
                                                                     -------------
                                                                         2,127,350
                                                                     -------------
OIL FIELD MACHINERY & EQUIPMENT--0.7%
Grant Prideco, Inc.
   9.000% 12/15/09                                         725,000         793,875
                                                                     -------------
OIL & GAS--6.8%
OIL & GAS DRILLING--0.9%
Pride International, Inc.
   7.375% 07/15/14                                       1,025,000       1,121,094
                                                                     -------------
OIL COMPANIES - EXPLORATION & PRODUCTION--5.9%
Chesapeake Energy Corp.
   6.375% 06/15/15 (a)                                     815,000         833,337
   7.500% 09/15/13                                         735,000         790,125
   7.750% 01/15/15                                         550,000         594,000
Newfield Exploration Co.
   6.625% 09/01/14                                       1,800,000       1,881,000
Plains Exploration & Production Co.
   7.125% 06/15/14                                       1,020,000       1,091,400
Pogo Producing Co.
   6.625% 03/15/15 (a)                                     345,000         355,350
   8.250% 04/15/11                                         455,000         483,438
Vintage Petroleum, Inc.
   7.875% 05/15/11                                   $     650,000   $     685,750
   8.250% 05/01/12                                         465,000         502,200
                                                                     -------------
                                                                         7,216,600
                                                                     -------------
PIPELINES--1.9%
PIPELINES--1.9%
MarkWest Energy Partners LP
   6.875% 11/01/14 (a)                                     545,000         539,550
Williams Companies, Inc.
   7.125% 09/01/11                                         565,000         611,612
   8.125% 03/15/12                                       1,060,000       1,213,700
                                                                     -------------
                                                                         2,364,862
                                                                     -------------

FINANCIALS--1.5%
REAL ESTATE INVESTMENT TRUSTS--1.5%
REITS - DIVERSIFIED--0.9%
iStar Financial, Inc.
   5.125% 04/01/11                                         965,000         965,531
   7.000% 03/15/08                                          85,000          89,863
                                                                     -------------
                                                                         1,055,394
                                                                     -------------
REITs - HOTELS--0.6%
Host Marriott LP
   6.375% 03/15/15 (a)                                     745,000         737,550
                                                                     -------------

INDUSTRIALS--14.3%
AEROSPACE & DEFENSE--2.2%
AEROSPACE/DEFENSE - EQUIPMENT--0.9%
TransDigm, Inc.
   8.375% 07/15/11                                       1,025,000       1,078,812
                                                                     -------------
ELECTRONICS - MILITARY--1.3%
L-3 Communications Corp.
   6.125% 07/15/13                                         655,000         658,275
   7.625% 06/15/12                                         960,000       1,022,400
                                                                     -------------
                                                                         1,680,675
                                                                     -------------
ENVIRONMENTAL CONTROL--1.2%
NON-HAZARDOUS WASTE DISPOSAL--1.2%
Allied Waste North America, Inc.
   6.375% 04/15/11                                         825,000         787,875
   6.500% 11/15/10                                         560,000         551,600
   Series B,
   9.250% 09/01/12                                          67,000          72,025
                                                                     -------------
                                                                         1,411,500
                                                                     -------------
HAND/MACHINE TOOLS--0.5%
MACHINE TOOLS & RELATED PRODUCTS--0.5%
Kennametal, Inc.
   7.200% 06/15/12                                         490,000         546,727
                                                                     -------------
MACHINERY - DIVERSIFIED--1.3%
MACHINERY - GENERAL INDUSTRY--1.3%
Manitowoc Co., Inc.
   7.125% 11/01/13                                         435,000         451,856
Westinghouse Air Brake
   Technologies Corp.
   6.875% 07/31/13                                       1,135,000       1,160,538
                                                                     -------------
                                                                         1,612,394
                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                                          PAR            VALUE
                                                     -------------   -------------
PACKAGING & CONTAINERS--6.1%
CONTAINERS - METAL/GLASS--4.7%
Ball Corp.
   6.875% 12/15/12                                   $   2,030,000   $   2,136,575
   7.750% 08/01/06                                         100,000         103,625
Owens-Brockway Glass Container
   6.750% 12/01/14                                         125,000         127,031
   8.875% 02/15/09                                         290,000         309,575
Owens-Illinois, Inc.
   7.500% 05/15/10                                       1,275,000       1,338,750
Silgan Holdings, Inc.
   6.750% 11/15/13                                       1,735,000       1,774,038
                                                                     -------------
                                                                         5,789,594
                                                                     -------------
CONTAINERS - PAPER/PLASTIC--1.4%
Jefferson Smurfit Corp.
   8.250% 10/01/12                                         400,000         403,000
Smurfit-Stone Container Corp.
   8.375% 07/01/12                                         535,000         540,350
Stone Container Finance
   7.375% 07/15/14                                         875,000         822,500
                                                                     -------------
                                                                         1,765,850
                                                                     -------------
TRANSPORTATION--3.0%
TRANSPORTATION - MARINE--2.2%
Overseas Shipholding Group
   8.250% 03/15/13                                         590,000         616,550
Teekay Shipping Corp.
   8.875% 07/15/11                                       1,835,000       2,087,312
                                                                     -------------
                                                                         2,703,862
                                                                     -------------
TRANSPORTATION - SERVICES--0.8%
Offshore Logistics, Inc.
   6.125% 06/15/13                                       1,070,000       1,031,213
                                                                     -------------

TECHNOLOGY--1.0%
SEMICONDUCTORS--1.0%
ELECTRONIC COMPONENTS - SEMICONDUCTORS--1.0%
Freescale Semiconductor, Inc.
   6.875% 07/15/11                                       1,165,000       1,237,812
                                                                     -------------

UTILITIES--3.9%
ELECTRIC--3.9%
ELECTRIC - GENERATION--2.5%
AES Corp.
   7.750% 03/01/14                                       1,680,000       1,818,600
Texas Genco LLC
   6.875% 12/15/14 (a)                                   1,200,000       1,263,000
                                                                     -------------
                                                                         3,081,600
                                                                     -------------
ELECTRIC - INTEGRATED--1.4%
Nevada Power Co.
   5.875% 01/15/15 (a)                                     275,000         275,000
   6.500% 04/15/12                                         200,000         208,000
NorthWestern Corp.
   5.875% 11/01/14 (a)                                      50,000          50,750
TECO Energy, Inc.
   6.750% 05/01/15 (a)                               $     575,000   $     608,063
   7.000% 05/01/12                                         595,000         641,112
                                                                     -------------
                                                                         1,782,925
                                                                     -------------
TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $110,912,670)                                              111,150,658
                                                                     -------------

                                                         UNITS
                                                     -------------
WARRANTS (b)--0.0%
COMMUNICATIONS--0.0%
TELECOMMUNICATIONS--0.0%
CELLULAR TELECOMMUNICATIONS--0.0%
UbiquiTel, Inc.
   Expires 04/15/10(a)                                          50               1
                                                                     -------------
INDUSTRIALS--0.0%
TRANSPORTATION--0.0%
TRANSPORTATION - TRUCKS--0.0%
QDI LLC
   Expires 01/15/07 (a)(c)                                     153             588
                                                                     -------------
TOTAL WARRANTS
   (cost of $2,500)                                                            589
                                                                     -------------

                                                          PAR
                                                     -------------
SHORT-TERM OBLIGATION--8.4%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 06/30/05, due 07/01/05
   at 2.700%, collateralized by a
   U.S. Treasury Bond maturing
   04/15/10, market value of
   $10,511,100 (repurchase
   proceeds $10,303,773)                             $  10,303,000      10,303,000
                                                                     -------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $10,303,000)                                                10,303,000
                                                                     -------------
TOTAL INVESTMENTS--98.8%
   (cost of $121,218,170) (d)                                          121,454,247
                                                                     -------------
OTHER ASSETS & LIABILITIES, NET--1.2%                                    1,533,259
                                                                     -------------
NET ASSETS--100.0%                                                   $ 122,987,506
                                                                     =============

NOTES TO INVESTMENT PORTFOLIO:
(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, these securities, which do not include illiquid securities, amounted to $9,251,046, which represents 7.5% of net assets.
(b)  Non-income producing security.
(c) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(d)  Cost for federal income tax purposes is $121,634,235.

                 See Accompanying Notes to Financial Statements.

At June 30, 2005, the asset allocation of the Fund is as follows:

                                                         % OF
ASSET ALLOCATION                                      NET ASSETS
----------------                                      ----------
Corporate Fixed-Income Bonds & Notes                     90.4%
Warrants                                                  0.0
Short-Term Obligation                                     8.4
Other Assets & Liabilities, Net                           1.2
                                                        -----
                                                        100.0%
                                                        =====

     ACRONYM                   NAME
     -------                   ----
      REIT        Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Columbia High Yield Fund, Variable Series / June 30, 2005 (Unaudited)

ASSETS:
Investments, at cost                                                     $  121,218,170
                                                                         --------------
Investments, at value                                                    $  121,454,247
Cash                                                                                435
Receivable for:
  Fund shares sold                                                              159,636
  Interest                                                                    2,040,803
Expense reimbursement/waiver due from Investment Advisor/Distributor             20,989
Deferred Trustees' compensation plan                                              3,368
                                                                         --------------
    TOTAL ASSETS                                                            123,679,478
                                                                         --------------
LIABILITIES:
Payable for:
  Investments purchased                                                         527,787
  Fund shares repurchased                                                        83,678
  Investment advisory fee                                                        56,645
  Transfer agent fee                                                                396
  Pricing and bookkeeping fees                                                    2,773
  Audit fee                                                                      11,377
  Custody fee                                                                       976
Deferred Trustees' fees                                                           3,368
Other liabilities                                                                 4,972
                                                                         --------------
    TOTAL LIABILITIES                                                           691,972
                                                                         --------------
NET ASSETS                                                               $  122,987,506
                                                                         ==============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $  129,379,452
Undistributed net investment income                                           2,412,870
Accumulated net realized loss                                                (9,040,893)
Net unrealized appreciation on investments                                      236,077
                                                                         --------------
NET ASSETS                                                               $  122,987,506
                                                                         ==============
CLASS A:
Net assets                                                               $    8,571,566
Shares outstanding                                                              887,322
                                                                         ==============
Net asset value per share                                                $         9.66
                                                                         ==============
CLASS B:
Net assets                                                               $  114,415,940
Shares outstanding                                                           11,835,758
                                                                         ==============
Net asset value per share                                                $         9.67
                                                                         ==============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Columbia High Yield Fund, Variable Series
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest                                                                 $    3,068,705
                                                                         --------------
EXPENSES:
Investment advisory fee                                                         294,839
Distribution fee--Class B                                                       111,645
Transfer agent fee                                                                2,480
Pricing and bookkeeping fees                                                     17,356
Trustees' fees                                                                    3,533
Custody fee                                                                       4,854
Non-recurring costs (See Note 6)                                                  1,155
Other expenses                                                                   25,964
                                                                         --------------
  Total Expenses                                                                461,826
Fees and expenses waived or reimbursed by Investment Advisor                    (53,329)
Fee waived by Distributor--Class B                                              (84,850)
Non-recurring costs assumed by Investment Advisor (See Note 6)                   (1,155)
Custody earnings credit                                                            (858)
                                                                         --------------
  Net Expenses                                                                  321,634
                                                                         --------------
Net Investment Income                                                         2,747,071
                                                                         --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                210,688
Net change in unrealized appreciation (depreciation) on investments          (1,474,954)
                                                                         --------------
Net Loss                                                                     (1,264,266)
                                                                         --------------
Net Increase in Net Assets from Operations                               $    1,482,805
                                                                         ==============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Columbia High Yield Fund, Variable Series

                                                                          (UNAUDITED)
                                                                          SIX MONTHS
                                                                             ENDED          YEAR ENDED
                                                                            JUNE 30,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                            2005             2004
----------------------------------                                       --------------   --------------
OPERATIONS:
Net investment income                                                    $    2,747,071   $    3,093,238
Net realized gain on investments and foreign currency transactions              210,688          375,783
Net change in unrealized appreciation (depreciation) on investments
  and foreign currency translations                                          (1,474,954)         698,623
                                                                         --------------   --------------
    Net Increase from Operations                                              1,482,805        4,167,644
                                                                         --------------   --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
  Class A                                                                            --         (566,446)
  Class B                                                                            --       (2,926,406)
                                                                         --------------   --------------
    Total Distributions Declared to Shareholders                                     --       (3,492,852)
                                                                         --------------   --------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions                                                                 335,694        3,321,916
  Distributions reinvested                                                           --          566,446
  Redemptions                                                                (1,574,232)      (6,454,849)
                                                                         --------------   --------------
    Net Decrease                                                             (1,238,538)      (2,566,487)
                                                                         --------------   --------------
Class B:
  Subscriptions                                                              44,718,336       48,472,376
  Distributions reinvested                                                           --        2,926,406
  Redemptions                                                                (3,459,291)      (8,511,450)
                                                                         --------------   --------------
    Net Increase                                                             41,259,045       42,887,332
                                                                         --------------   --------------
Net Increase from Share Transactions                                         40,020,507       40,320,845
                                                                         --------------   --------------
Total Increase in Net Assets                                                 41,503,312       40,995,637
NET ASSETS:
Beginning of period                                                          81,484,194       40,488,557
                                                                         --------------   --------------
End of period (including undistributed (overdistributed) net
  investment income of $2,412,870 and $(334,201), respectively)          $  122,987,506   $   81,484,194
                                                                         ==============   ==============
CHANGES IN SHARES:
Class A:
  Subscriptions                                                                  35,169          352,089
  Issued for distributions reinvested                                                --           59,622
  Redemptions                                                                  (165,486)        (682,101)
                                                                         --------------   --------------
    Net Decrease                                                               (130,317)        (270,390)
                                                                         --------------   --------------
Class B:
  Subscriptions                                                               4,694,965        5,089,040
  Issued for distributions reinvested                                                --          306,985
  Redemptions                                                                  (362,834)        (902,982)
                                                                         --------------   --------------
    Net Increase                                                              4,332,131        4,493,043
                                                                         --------------   --------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Columbia High Yield Fund, Variable Series / June 30, 2005 (Unaudited)

NOTE 1. ORGANIZATION

Columbia High Yield Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                      DECEMBER 31,
                                          2004
                                      ------------
Distributions paid from:
   Ordinary income                    $  3,492,852
   Long-term capital gains                      --

Unrealized appreciation at June 30, 2005, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation            $  1,245,901
   Unrealized depreciation              (1,425,889)
                                      ------------
     Net unrealized depreciation      $   (179,988)
                                      ============

The following capital loss carryforwards, determined as of December 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF                          CAPITAL LOSS
   EXPIRATION                         CARRYFORWARD
   ----------                         ------------
      2007                            $  1,061,194
      2008                               2,794,418
      2009                               4,226,387
      2010                                 260,165
      2011                                 908,941
                                      ------------
                                      $  9,251,105
                                      ============

Of the capital loss carryforwards attributable to the Fund, $7,971,674 ($1,027,358 expiring 12/31/07, $2,734,633 expiring 12/31/08, $4,075,815 expiring
12/31/09 and $133,868 expiring 12/31/10) remain from the Fund's merger with Colonial High Yield Securities Fund, Variable Series. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISORY FEE--Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS            ANNUAL FEE RATE
------------------------            ---------------
First $1 billion                          0.60%
Next $500 million                         0.55%
Over $1.5 billion                         0.50%

For the six months ended June 30, 2005, the Fund's annualized effective investment advisory fee rate was 0.60%.

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund. The Fund is not charged a fee for these services.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee based on the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS             ANNUAL FEE RATE
------------------------             ---------------
Under $50 million                     $     25,000
$50 million to $200 million           $     35,000
$200 million to $500 million          $     50,000
$500 million to $1 billion            $     85,000
Over $1 billion                       $    125,000

The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended June 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.035%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $5,000.

For the six months ended June 30, 2005, the Fund's annualized effective transfer agent fee rate was 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Effective January 1, 2005, Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.60% annually of the Fund's average daily net assets. Prior to January 1, 2005, Columbia voluntarily reimbursed certain fees of the Fund at an annual rate up to 0.27% of the Fund's average daily net assets. For the six months ended June 30, 2005, fees reimbursed by Columbia amounted to 0.11% of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to waive Class B distribution fees at an annual rate of 0.19% of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2005, the Fund paid $790 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $51,641,599 and $13,414,041, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   HIGH-YIELD SECURITIES--Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the six months ended June 30, 2005, Columbia has assumed $1,155 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Columbia High Yield Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                          (UNAUDITED)
                                                           SIX MONTHS            YEAR               PERIOD
                                                             ENDED               ENDED               ENDED
                                                            JUNE 30,          DECEMBER 31,        DECEMBER 31,
                                                              2005                2004              2003 (a)
                                                          ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $       9.56        $       9.42        $       9.12
                                                          ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                         0.26                0.53                0.41
Net realized and unrealized gain (loss) on
  investments and foreign currency                               (0.15)               0.13                0.34
                                                          ------------        ------------        ------------
  Total from Investment Operations                                0.11                0.66                0.75
                                                          ------------        ------------        ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                          --               (0.52)              (0.43)
From net realized gains                                             --                  --               (0.02)
                                                          ------------        ------------        ------------
  Total Distributions Declared to Shareholders                      --               (0.52)              (0.45)
                                                          ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                            $       9.67        $       9.56        $       9.42
                                                          ============        ============        ============
Total return (c)(d)(e)                                            1.15%(f)            7.11%               8.44%(f)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                      0.66%(h)            0.66%               0.76%(h)
Net investment income (g)                                         5.57%(h)            5.56%               6.21%(h)
Waiver/reimbursement                                              0.30%(h)            0.35%               0.46%(h)
Portfolio turnover rate                                             15%(f)              38%                112%(f)
Net assets, end of period (000's)                         $    114,416        $     71,762        $     28,356

(a) For the period from commencement of operations on April 14, 2003 to December 31, 2003.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Columbia International Fund, Variable Series / June 30, 2005

Columbia International Fund, Variable Series seeks long-term growth.

Penelope L. Burgess and Deborah F. Snee are the fund's portfolio managers. Ms. Burgess and Ms. Snee have co-managed the fund since July 2004. Ms. Burgess has been with the advisor and its predecessors or affiliate organizations since 1993. Ms. Snee has been with the advisor and its predecessors or affiliate organizations since 1999.

International equity markets produced mixed returns during the first half of 2005, as investors came to terms with rising oil prices and the potential for a slowdown in global economic growth. In this environment, the portfolio had relatively strong returns in Europe, Singapore and Hong Kong. The portfolio suffered, however, from investments in Japan, a market that performed poorly. Underexposure to Australia also held back results. In addition, the portfolio had no exposure to Royal Dutch and missed out on the stock's strong returns, the result of higher oil prices. Performance was also negatively affected by the appreciation of the US dollar, which eroded investment returns that were denominated in local currencies and then converted to the dollar.

ENERGY STOCKS DROVE PERFORMANCE

Oil prices rose 35% during this six-month period, and the portfolio's overweight position in the energy sector made a positive contribution to performance. Returns were enhanced by OMV AG, an Austria-based oil and gas producer that is gaining access to central and Eastern Europe through acquisitions (0.4% of net assets). The portfolio also benefited from Canada's EnCana Corp., one of the largest oil and gas exploration companies in North America (0.9% of net assets). EnCana's reported annual production growth and operating margins are significantly above its industry peers.

TWO PRIMARY THEMES INFLUENCED STOCK SELECTION

We emphasized companies that we believed were likely to raise their dividend payouts and/or benefit from increased capital expenditures. As a result, we were overweight in the industrials sector, and the fund's investment in Vinci SA, a French construction company, was one of the top stocks in the portfolio (1.3% of net assets). We also added investments in health care, favoring beaten down pharmaceuticals that were selling at attractive valuations and that had solid prospects for growth. We added to AstraZeneca (United Kingdom), which had been an underperformer, and invested in Sanofi-Aventis (France) (1.6% and 1.2% of net assets, respectively). Both companies rose in value.

   We sold some long-term holdings that had been leaders for more than a year. We eliminated Alpha Bank, a financial services company located in Greece, due to slower lending growth and rising costs. We also sold Erste Bank, an Austrian bank facing increased competition from western European banks. We were concerned that Erste Bank would not be able to sustain its high level of earnings growth in a softening economy.

A BIGGER PRESENCE IN ASIA ADDED TO RETURNS

We significantly boosted the weight in Singapore from 0.3% of net assets at the end of December 2004 to 2.6% of net assets at the end of June 2005. We favored Singapore because its economy appeared to be more resilient than other Asian economies. We felt that consumers were poised to increase their spending and believed that many Singaporean companies had the potential to increase their earnings and dividend payouts. In addition, valuations were attractive, with many stocks selling at significant discounts to their peers. The fund's companies in Singapore were some of the best performers. We also raised exposure to Hong Kong, an area that benefited from a stronger economy and a particularly vibrant real estate sector.

EUROPE AND JAPAN REMAIN ATTRACTIVE

Moving into the second half of 2005, we plan to continue seeking large companies that have the potential to increase their dividend payouts. We will also maintain our emphasis on companies that we believe will benefit from capital spending. Despite the forecasts for a slower economy in Europe, we believe there are opportunities in several markets. We are also fairly optimistic about Japan. Economic data, such as rising consumer confidence and higher bank loan demand, we believe favors Japan. We intend to keep at least a benchmark weight in the country.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

An investment in the Columbia International Fund, Variable Series may present certain risks, including stock market fluctuations that occur in response to economic and business developments. International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Since the fund may invest a greater percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund.

Holdings are disclosed as of June 30, 2005 and are subject to change.

PERFORMANCE INFORMATION
Columbia International Fund, Variable Series / June 30, 2005

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                        (CUMULATIVE)
                          6-MONTH     1-YEAR     5-YEAR    10-YEAR
------------------------------------------------------------------
Class B (06/01/00)             -2.63    7.94      -2.41       3.57
MSCI EAFE Index                -1.17   13.65      -0.55       5.22
MSCI All Country
  World ex
  US Index                      0.32   16.95       0.76       5.82

Inception date of share class is in parenthesis.

NET ASSET VALUE PER SHARE ($)    12/31/04    06/30/05
-----------------------------------------------------
Class B                            1.90        1.85

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

[CHART]

VALUE OF A $10,000 INVESTMENT, 07/01/95(1) - 06/30/05

                                          MSCI ALL COUNTRY
                     CLASS B SHARES       WORLD EX US INDEX        MSCI EAFE INDEX
  7/1/1995             $   10,000             $   10,000             $   10,000
 7/31/1995             $   10,552             $   10,568             $   10,623
 8/31/1995             $   10,552             $   10,201             $   10,218
 9/30/1995             $   10,718             $   10,376             $   10,418
10/31/1995             $   10,552             $   10,099             $   10,137
11/30/1995             $   10,717             $   10,336             $   10,419
12/31/1995             $   10,994             $   10,744             $   10,839
 1/31/1996             $   10,938             $   10,891             $   10,883
 2/29/1996             $   10,938             $   10,891             $   10,920
 3/31/1996             $   11,161             $   11,094             $   11,152
 4/30/1996             $   11,775             $   11,430             $   11,476
 5/31/1996             $   11,663             $   11,259             $   11,265
 6/30/1996             $   11,719             $   11,316             $   11,328
 7/31/1996             $   11,272             $   10,940             $   10,998
 8/31/1996             $   11,440             $   11,005             $   11,022
 9/30/1996             $   11,552             $   11,278             $   11,315
10/31/1996             $   11,273             $   11,165             $   11,200
11/30/1996             $   11,719             $   11,596             $   11,645
12/31/1996             $   11,611             $   11,462             $   11,495
 1/31/1997             $   11,671             $   11,251             $   11,093
 2/28/1997             $   11,790             $   11,457             $   11,275
 3/31/1997             $   11,790             $   11,433             $   11,315
 4/30/1997             $   11,731             $   11,529             $   11,375
 5/31/1997             $   12,620             $   12,241             $   12,116
 6/30/1997             $   13,271             $   12,917             $   12,783
 7/31/1997             $   13,331             $   13,178             $   12,990
 8/31/1997             $   12,404             $   12,141             $   12,020
 9/30/1997             $   12,879             $   12,797             $   12,693
10/31/1997             $   11,751             $   11,708             $   11,717
11/30/1997             $   11,395             $   11,562             $   11,598
12/31/1997             $   11,232             $   11,695             $   11,698
 1/31/1998             $   11,611             $   12,045             $   12,233
 2/28/1998             $   12,178             $   12,848             $   13,018
 3/31/1998             $   12,936             $   13,293             $   13,419
 4/30/1998             $   13,188             $   13,388             $   13,525
 5/31/1998             $   13,188             $   13,146             $   13,459
 6/30/1998             $   12,873             $   13,096             $   13,561
 7/31/1998             $   13,251             $   13,220             $   13,698
 8/31/1998             $   11,313             $   11,356             $   12,001
 9/30/1998             $   10,807             $   11,117             $   11,633
10/31/1998             $   11,628             $   12,282             $   12,845
11/30/1998             $   12,260             $   12,941             $   13,503
12/31/1998             $   12,686             $   13,388             $   14,035
 1/31/1999             $   12,686             $   13,373             $   13,992
 2/28/1999             $   12,433             $   13,073             $   13,659
 3/31/1999             $   12,877             $   13,705             $   14,229
 4/30/1999             $   13,638             $   14,390             $   14,805
 5/31/1999             $   13,003             $   13,714             $   14,043
 6/30/1999             $   13,764             $   14,345             $   14,590
 7/31/1999             $   14,272             $   14,682             $   15,024
 8/31/1999             $   14,399             $   14,733             $   15,079
 9/30/1999             $   14,462             $   14,833             $   15,232
10/31/1999             $   14,843             $   15,385             $   15,803
11/30/1999             $   15,794             $   16,001             $   16,351
12/31/1999             $   17,833             $   17,527             $   17,820
 1/31/2000             $   16,747             $   16,575             $   16,688
 2/29/2000             $   17,387             $   17,023             $   17,137
 3/31/2000             $   17,642             $   17,663             $   17,802
 4/30/2000             $   16,300             $   16,677             $   16,865
 5/31/2000             $   15,980             $   16,250             $   16,454
 6/30/2000             $   16,044             $   16,943             $   17,097
 7/31/2000             $   15,533             $   16,273             $   16,381
 8/31/2000             $   15,724             $   16,475             $   16,523
 9/30/2000             $   15,224             $   15,561             $   15,719
10/31/2000             $   14,640             $   15,066             $   15,348
11/30/2000             $   14,253             $   14,389             $   14,772
12/31/2000             $   14,540             $   14,880             $   15,297
 1/31/2001             $   14,088             $   15,103             $   15,289
 2/28/2001             $   13,033             $   13,907             $   14,142
 3/31/2001             $   11,979             $   12,924             $   13,199
 4/30/2001             $   12,581             $   13,803             $   14,116
 5/31/2001             $   12,205             $   13,422             $   13,618
 6/30/2001             $   11,979             $   12,906             $   13,061
 7/31/2001             $   11,603             $   12,620             $   12,823
 8/31/2001             $   11,528             $   12,307             $   12,499
 9/30/2001             $   10,774             $   11,001             $   11,233
10/31/2001             $   10,774             $   11,309             $   11,520
11/30/2001             $   10,925             $   11,826             $   11,945
12/31/2001             $   11,000             $   11,979             $   12,016
 1/31/2002             $   10,473             $   11,466             $   11,378
 2/28/2002             $   10,548             $   11,548             $   11,458
 3/31/2002             $   10,850             $   12,224             $   12,132
 4/30/2002             $   11,001             $   12,255             $   12,157
 5/31/2002             $   10,926             $   12,388             $   12,311
 6/30/2002             $   10,775             $   11,853             $   11,821
 7/31/2002             $    9,796             $   10,697             $   10,654
 8/31/2002             $    9,871             $   10,698             $   10,630
 9/30/2002             $    9,193             $    9,564             $    9,488
10/31/2002             $    9,419             $   10,077             $    9,998
11/30/2002             $    9,570             $   10,562             $   10,452
12/31/2002             $    9,510             $   10,221             $   10,100
 1/31/2003             $    9,057             $    9,862             $    9,679
 2/28/2003             $    9,132             $    9,662             $    9,458
 3/31/2003             $    9,132             $    9,474             $    9,272
 4/30/2003             $    9,736             $   10,388             $   10,181
 5/31/2003             $   10,415             $   11,049             $   10,798
 6/30/2003             $   10,490             $   11,355             $   11,059
 7/31/2003             $   10,641             $   11,657             $   11,327
 8/31/2003             $   10,793             $   12,005             $   11,600
 9/30/2003             $   11,172             $   12,341             $   11,957
10/31/2003             $   11,852             $   13,141             $   12,702
11/30/2003             $   12,002             $   13,427             $   12,984
12/31/2003             $   12,857             $   14,451             $   13,998
 1/31/2004             $   13,086             $   14,684             $   14,195
 2/29/2004             $   13,313             $   15,057             $   14,523
 3/31/2004             $   13,465             $   15,150             $   14,605
 4/30/2004             $   13,009             $   14,679             $   14,275
 5/31/2004             $   12,856             $   14,726             $   14,323
 6/30/2004             $   13,161             $   15,046             $   14,637
 7/31/2004             $   12,553             $   14,608             $   14,161
 8/31/2004             $   12,553             $   14,725             $   14,223
 9/30/2004             $   12,799             $   15,199             $   14,595
10/31/2004             $   13,181             $   15,728             $   15,092
11/30/2004             $   14,019             $   16,819             $   16,123
12/31/2004             $   14,591             $   17,541             $   16,831
 1/31/2005             $   14,207             $   17,239             $   16,523
 2/28/2005             $   14,821             $   18,089             $   17,237
 3/31/2005             $   14,437             $   17,599             $   16,804
 4/30/2005             $   14,206             $   17,164             $   16,409
 5/31/2005             $   14,129             $   17,272             $   16,417
 6/30/2005             $   14,206             $   17,599             $   16,637

The graph compares the results of a hypothetical $10,000 investment in the fund with the indexes. The Indexes are unmanaged and returns for the indexes and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. Beginning in 2005, the Fund's benchmark was changed to MSCI EAFE Index. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The MSCI All Country World ex US Index is an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the United States. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1) Inception date of class A shares (oldest existing share class) is May 2, 1994.

UNDERSTANDING YOUR EXPENSES
Columbia International Fund, Variable Series / June 30, 2005

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                         ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE          EXPENSES PAID         FUND'S ANNUALIZED
01/01/05 - 06/30/05   BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)     DURING THE PERIOD ($)     EXPENSE RATIO (%)
-------------------------------------------------------------------------------------------------------------------------
                        ACTUAL    HYPOTHETICAL     ACTUAL     HYPOTHETICAL    ACTUAL   HYPOTHETICAL
-------------------------------------------------------------------------------------------------------------------------
Class B                1,000.00     1,000.00       973.72       1,018.84       5.87        6.01               1.20

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Columbia International Fund, Variable Series / June 30, 2005 (Unaudited)

                                                          SHARES         VALUE
                                                        ----------   -------------
COMMON STOCKS--97.2%
CONSUMER DISCRETIONARY--13.2%
AUTO COMPONENTS--1.1%
Continental AG                                               6,500   $     466,795
Denso Corp.                                                 13,700         311,521
                                                                     -------------
                                                                           778,316
                                                                     -------------
AUTOMOBILES--2.5%
Nissan Motor Co., Ltd.                                      26,000         255,998
Renault SA                                                   6,300         553,070
Toyota Motor Corp.                                          24,800         886,819
                                                                     -------------
                                                                         1,695,887
                                                                     -------------
HOTELS, RESTAURANTS & LEISURE--1.1%
Accor SA                                                     3,600         167,978
Carnival Corp.                                               4,700         256,385
City Development Ltd.                                       36,000         159,603
Compass Group PLC                                           31,500         132,132
                                                                     -------------
                                                                           716,098
                                                                     -------------
HOUSEHOLD DURABLES--3.2%
Daiwa House Industry Co., Ltd.                              20,000         228,078
Koninklijke (Royal) Phillips
   Electronics NV                                           23,900         600,375
Matsushita Electric Industrial
   Co., Ltd.                                                35,000         531,166
Pioneer Corp.                                               12,100         181,936
Sekisui Chemical Co., Ltd.                                  29,000         198,952
Sharp Corp.                                                 19,000         295,808
Sony Corp.                                                   3,700         127,440
                                                                     -------------
                                                                         2,163,755
                                                                     -------------
LEISURE EQUIPMENT & PRODUCTS--0.9%
Fuji Photo Film Co., Ltd.                                   14,000         455,542
Sega Sammy Holdings, Inc.                                    3,100         189,350
                                                                     -------------
                                                                           644,892
                                                                     -------------
MEDIA--3.1%
British Sky Broadcasting Group PLC                          35,600         335,462
JC Decaux SA (a)                                             8,800         222,498
News Corp., Class B                                         22,650         381,879
Pearson PLC                                                 61,200         717,866
Reed Elsevier PLC                                           14,200         135,558
Vivendi Universal SA                                         9,700         303,453
                                                                     -------------
                                                                         2,096,716
                                                                     -------------
SPECIALTY RETAIL--0.4%
Kingfisher PLC                                              22,700          99,494
Yamada Denki Co., Ltd.                                       3,300         188,857
                                                                     -------------
                                                                           288,351
                                                                     -------------
TEXTILES, APPAREL & LUXURY GOODS--0.9%
Burberry Group PLC                                          47,300         340,468
Swatch Group AG, Registered Shares                           8,500         242,093
                                                                     -------------
                                                                           582,561
                                                                     -------------

CONSUMER STAPLES--10.6%
BEVERAGES--2.0%
Diageo PLC                                                  67,143         986,512
SABMiller PLC                                                9,166         142,604
Scottish & Newcastle PLC                                    27,909   $     230,984
                                                                     -------------
                                                                         1,360,100
                                                                     -------------
FOOD & STAPLES RETAILING--0.9%
FamilyMart Co., Ltd.                                         3,500         100,196
Lawson, Inc.                                                 2,800          97,589
Tesco PLC                                                   72,602         413,491
                                                                     -------------
                                                                           611,276
                                                                     -------------
FOOD PRODUCTS--3.7%
Cadbury Schweppes PLC                                       17,400         165,619
Nestle SA, Registered Shares                                 5,811       1,483,044
Royal Numico NV (a)                                          8,712         347,086
Unilever PLC                                                55,840         536,631
                                                                     -------------
                                                                         2,532,380
                                                                     -------------
HOUSEHOLD PRODUCTS--1.9%
Kao Corp.                                                   19,000         447,736
Reckitt Benckiser PLC                                       27,627         811,642
                                                                     -------------
                                                                         1,259,378
                                                                     -------------
TOBACCO--2.1%
British American Tobacco PLC                                21,460         414,471
Imperial Tobacco Group PLC                                  21,689         582,419
Japan Tobacco, Inc.                                             34         453,212
                                                                     -------------
                                                                         1,450,102
                                                                     -------------

ENERGY--9.4%
ENERGY EQUIPMENT & SERVICES--0.7%
Saipem S.p.A                                                17,100         229,623
Stolt Offshore SA (a)                                       27,400         247,683
                                                                     -------------
                                                                           477,306
                                                                     -------------
OIL, GAS & CONSUMABLE FUELS--8.7%
BG Group PLC                                                54,771         448,811
BP PLC                                                     153,300       1,593,946
EnCana Corp.                                                15,800         622,190
ENI S.p.A.                                                  40,300       1,033,581
OMV AG                                                         700         304,163
Shell Transport & Trading Co., PLC                          77,100         746,803
Total SA                                                     5,100       1,193,095
                                                                     -------------
                                                                         5,942,589
                                                                     -------------

FINANCIALS--22.8%
CAPITAL MARKETS--1.3%
Credit Suisse Group,
   Registered Shares                                         7,000         274,256
Deutsche Bank AG,
   Registered Shares                                         4,369         340,301
Nomura Holdings, Inc.                                       22,000         261,266
                                                                     -------------
                                                                           875,823
                                                                     -------------
COMMERCIAL BANKS--15.3%
ABN AMRO Holding NV                                         17,023         417,565
Anglo Irish Bank Corp., PLC                                 28,800         356,727
Australia & New Zealand Banking
   Group Ltd.                                               29,200         481,534
Banco Bilbao Vizcaya Argentaria SA                          26,700         410,395
Banco de Sabadell SA                                        15,762         405,537
Banco Popolare di Verona e Novara                           23,100         392,864

                 See Accompanying Notes to Financial Statements.

                                                          SHARES         VALUE
                                                        ----------   -------------
Banco Popular Espanol SA                                    40,850   $     492,125
Bank of Ireland                                             22,949         368,569
Barclays PLC                                                88,170         874,758
BNP Paribas SA                                               6,591         450,155
DNB NOR ASA                                                 46,600         482,879
HBOS PLC                                                    19,100         293,899
HSBC Holdings PLC                                           66,900       1,066,136
KBC Group NV                                                 2,159         169,969
Mitsubishi Tokyo Financial
   Group, Inc.                                                  49         413,700
Mitsui Trust Holdings, Inc.                                 10,000         102,038
Mizuho Financial Group, Inc.                                   103         463,933
National Bank of Greece SA                                   8,155         277,884
Resona Holdings, Inc. (a)                                   71,000         131,897
Royal Bank of Scotland Group PLC                            33,420       1,006,296
Skandinaviska Enskilda Banken AB,
   Class A                                                  16,800         278,587
Sumitomo Mitsui Financial
   Group, Inc.                                                  71         478,431
UFJ Holdings, Inc. (a)                                          26         134,825
United Overseas Bank Ltd.                                   56,000         471,397
                                                                     -------------
                                                                        10,422,100
                                                                     -------------
CONSUMER FINANCE--0.9%
Aiful Corp.                                                  3,200         237,659
ORIX Corp.                                                   1,400         209,377
Takefuji Corp.                                               2,600         175,561
                                                                     -------------
                                                                           622,597
                                                                     -------------
DIVERSIFIED FINANCIAL SERVICES--1.3%
Fortis                                                       7,747         214,122
ING Groep NV                                                15,557         437,221
Suncorp-Metway Ltd.                                         12,500         190,825
                                                                     -------------
                                                                           842,168
                                                                     -------------
INSURANCE--2.5%
Aegon NV                                                    11,271         145,152
Allianz AG, Registered Shares                                2,452         280,383
AXA                                                         11,300         280,735
Irish Life & Permanent PLC                                  12,109         211,652
Mitsui Sumitomo Insurance Co., Ltd.                         42,000         376,557
QBE Insurance Group Ltd.                                    15,500         188,578
Sampo Oyj, Class A                                          15,500         241,280
                                                                     -------------
                                                                         1,724,337
                                                                     -------------
REAL ESTATE--1.5%
Sun Hung Kai Properties Ltd.                                33,000         324,588
Swire Pacific Ltd., Class A                                 52,000         457,957
United Overseas Land Ltd.                                    5,600           7,571
Wharf Holdings Ltd.                                         57,000         198,987
                                                                     -------------
                                                                           989,103
                                                                     -------------

HEALTH CARE--10.8%
HEALTH CARE EQUIPMENT & SUPPLIES--1.7%
GN Store Nord A/S                                           18,000         203,131
Smith & Nephew PLC                                          58,866         579,334
Synthes, Inc.                                                1,800         196,984
Terumo Corp.                                                 5,600         160,884
                                                                     -------------
                                                                         1,140,333
                                                                     -------------
PHARMACEUTICALS--9.1%
Astellas Pharma, Inc.                                        5,000   $     170,662
AstraZeneca PLC                                             25,855       1,068,293
Eisai Co., Ltd.                                              6,200         207,692
GlaxoSmithKline PLC                                         60,889       1,468,945
Novartis AG, Registered Shares                              17,620         835,755
Roche Holding AG, Genusschein                                3,519         443,174
Sanofi-Aventis                                               9,990         817,023
Schering AG                                                  2,200         134,593
Shire Pharmaceuticals Group PLC                             23,200         253,987
Takeda Pharmaceutical Co., Ltd.                              9,600         474,729
Teva Pharmaceutical Industries
   Ltd., ADR                                                11,200         348,768
                                                                     -------------
                                                                         6,223,621
                                                                     -------------

INDUSTRIALS--11.2%
AEROSPACE & DEFENSE--0.3%
Singapore Technologies
   Engineering Ltd.                                        152,000         218,061
                                                                     -------------
AIR FREIGHT & LOGISTICS--0.3%
Deutsche Post AG, Registered Shares                          8,600         200,598
                                                                     -------------
BUILDING PRODUCTS--0.9%
Nippon Sheet Glass Co., Ltd.                                49,000         191,067
Wienerberger AG                                              9,591         444,458
                                                                     -------------
                                                                           635,525
                                                                     -------------
COMMERCIAL SERVICES & SUPPLIES--0.8%
Randstad Holding NV                                         10,000         343,779
Securitas AB, Class B                                       10,400         173,101
                                                                     -------------
                                                                           516,880
                                                                     -------------
CONSTRUCTION & ENGINEERING--1.9%
Shimizu Corp.                                               95,000         440,142
Vinci SA                                                    10,580         879,205
                                                                     -------------
                                                                         1,319,347
                                                                     -------------
ELECTRICAL EQUIPMENT--0.9%
ABB Ltd. (a)                                                39,200         255,080
Mitsubishi Electric Corp.                                   62,000         326,983
                                                                     -------------
                                                                           582,063
                                                                     -------------
INDUSTRIAL CONGLOMERATES--2.2%
Hutchison Whampoa Ltd.                                      46,000         413,411
Keppel Corp., Ltd.                                          24,000         177,632
SembCorp Industries Ltd.                                   123,140         194,715
Siemens AG, Registered Shares                                3,349         243,213
Smiths Group PLC                                            28,491         468,488
                                                                     -------------
                                                                         1,497,459
                                                                     -------------
MACHINERY--1.0%
Atlas Copco AB, Class B                                     19,800         284,089
Komatsu Ltd.                                                55,000         424,701
                                                                     -------------
                                                                           708,790
                                                                     -------------
MARINE--0.3%
Kawasaki Kisen Kaisha Ltd.                                  39,000         229,782
                                                                     -------------
ROAD & RAIL--1.8%
Canadian National Railway Co.                                6,173         355,502
Canadian Pacific Railway Ltd.                                8,400         290,130

                 See Accompanying Notes to Financial Statements.

                                                          SHARES         VALUE
                                                        ----------   -------------
ComfortDelGro Corp., Ltd.                                  263,000   $     262,890
East Japan Railway Co.                                          54         276,881
                                                                     -------------
                                                                         1,185,403
                                                                     -------------
TRADING COMPANIES & DISTRIBUTORS--0.8%
Mitsubishi Corp.                                            41,000         554,706
                                                                     -------------

INFORMATION TECHNOLOGY--6.2%
COMMUNICATIONS EQUIPMENT--1.6%
Nokia Oyj                                                   32,400         538,638
Tandberg ASA                                                13,800         147,207
Telefonaktiebolaget
   LM Ericsson, ADR                                         12,100         386,595
                                                                     -------------
                                                                         1,072,440
                                                                     -------------
COMPUTERS & PERIPHERALS--0.4%
Toshiba Corp.                                               73,000         289,327
                                                                     -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
HOYA Corp.                                                   1,800         206,818
TDK Corp.                                                    3,100         210,396
                                                                     -------------
                                                                           417,214
                                                                     -------------
INTERNET SOFTWARE & SERVICES--0.3%
NIWS Co., Ltd. (a)                                             132         172,982
                                                                     -------------
OFFICE ELECTRONICS--0.7%
Canon, Inc.                                                  9,000         471,499
                                                                     -------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--1.3%
ARM Holdings PLC                                            90,700         183,255
Marvell Technology Group Ltd. (a)                            5,200         197,808
Samsung Electronics Co., Ltd.,
   Registered Shares, GDR                                    1,443         343,154
Taiwan Semiconductor Manufacturing
   Co., Ltd., ADR                                           21,000         191,520
                                                                     -------------
                                                                           915,737
                                                                     -------------
SOFTWARE--1.3%
Sage Group PLC                                             100,300         400,356
SAP AG                                                       2,912         505,288
                                                                     -------------
                                                                           905,644
                                                                     -------------

MATERIALS--2.9%
CHEMICALS--2.9%
BASF AG                                                      3,084         204,197
Novozymes A/S, Class B                                       4,150         205,038
Shin-Etsu Chemical Co., Ltd.                                 7,900         298,612
Solvay SA                                                    1,800         184,606
Sumitomo Chemical Co., Ltd.                                101,000         462,428
Syngenta AG (a)                                              4,100         419,375
Teijin Ltd.                                                 45,000         208,465
                                                                     -------------
                                                                         1,982,721
                                                                     -------------

TELECOMMUNICATION SERVICES--5.2%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.9%
BT Group PLC                                                65,529         268,861
Deutsche Telekom AG,
   Registered Shares                                        24,548         453,195
France Telecom SA                                           13,949   $     404,825
Koninklijke (Royal) KPN NV                                  17,078         142,894
Nippon Telegraph & Telephone Corp.                              50         214,342
Portugal Telecom, SGPS, SA,
   Registered Shares                                        22,000         209,384
Singapore Telecommunications Ltd.                          146,000         240,170
                                                                     -------------
                                                                         1,933,671
                                                                     -------------
WIRELESS TELECOMMUNICATION SERVICES--2.3%
China Mobile Hong Kong Ltd.                                100,000         369,738
NTT DoCoMo, Inc.                                               130         191,140
Vodafone Group PLC                                         418,800       1,017,530
                                                                     -------------
                                                                         1,578,408
                                                                     -------------

UTILITIES--4.9%
ELECTRIC UTILITIES--2.9%
E.ON AG                                                      4,474         396,792
Enel S.p.A.                                                 61,675         535,499
Fortum Oyj                                                  25,400         406,894
Scottish & Southern Energy PLC                               9,900         178,986
Tokyo Electric Power Co., Inc.                              18,700         446,445
                                                                     -------------
                                                                         1,964,616
                                                                     -------------
GAS UTILITIES--0.4%
Tokyo Gas Co., Ltd.                                         78,000         291,278
                                                                     -------------
MULTI-UTILITIES--1.6%
National Grid Transco PLC                                   40,350         390,141
Veolia Environnement                                        17,800         665,676
                                                                     -------------
                                                                         1,055,817
                                                                     -------------
TOTAL COMMON STOCKS
   (cost of $57,331,683)                                                66,139,757
                                                                     -------------

INVESTMENT COMPANIES--0.8%
iShares MSCI Malaysia Index Fund                            24,800         171,616
iShares MSCI Taiwan Index Fund                              30,200         365,420
                                                                     -------------
TOTAL INVESTMENT COMPANIES
   (cost of $538,158)                                                      537,036
                                                                     -------------

PREFERRED STOCK--0.6%
CONSUMER DISCRETIONARY--0.6%
AUTOMOBILES--0.6%
Porsche AG                                                     526         393,912
                                                                     -------------
TOTAL PREFERRED STOCK
   (cost of $335,521)                                                      393,912
                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                                          PAR            VALUE
                                                     -------------   -------------
SHORT-TERM OBLIGATION--1.0%
Repurchase agreement with State Street
   Bank & Trust Co., dated 06/30/05, due
   07/01/05 at 2.700%, collateralized by a
   U.S. Treasury Bond maturing 05/15/17,
   market value of $699,613 (repurchase
   proceeds $685,051)                                $     685,000   $     685,000
                                                                     -------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $685,000)                                                      685,000
                                                                     -------------
TOTAL INVESTMENTS--99.6%
   (cost of $58,890,362) (b)                                            67,755,705
                                                                     -------------
OTHER ASSETS & LIABILITIES, NET--0.4%                                      296,845
                                                                     -------------
NET ASSETS--100.0%                                                   $  68,052,550
                                                                     =============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is $58,890,362.

The Fund was invested in the following countries at June 30, 2005:

SUMMARY OF SECURITIES                                                  % OF TOTAL
BY COUNTRY                                               VALUE        INVESTMENTS
---------------------                                -------------   -------------
United Kingdom                                       $  18,354,179       27.1%
Japan                                                   14,857,404       21.9
France                                                   5,937,713        8.8
Switzerland                                              3,952,777        5.8
Germany                                                  3,619,267        5.3
Netherlands                                              2,434,072        3.6
Italy                                                    2,191,567        3.2
United States*                                           1,998,707        3.0
Hong Kong                                                1,764,681        2.6
Singapore                                                1,732,039        2.6
Spain                                                    1,308,057        1.9
Canada                                                   1,267,822        1.9
Finland                                                  1,186,812        1.7
Sweden                                                   1,122,372        1.7
Ireland                                                    936,948        1.4
Australia                                                  860,937        1.3
Austria                                                    748,621        1.1
Norway                                                     630,086        0.9
Belgium                                                    568,697        0.8
Denmark                                                    408,169        0.6
Israel                                                     348,768        0.5
South Korea                                                343,154        0.5
Greece                                                     277,884        0.4
Panama                                                     256,385        0.4
Luxembourg                                                 247,683        0.4
Portugal                                                   209,384        0.3
Taiwan                                                     191,520        0.3
                                                     -------------      -----
                                                     $  67,755,705      100.0%
                                                     =============      =====

* Includes Short-Term Obligation.

Certain securities are listed by country of underlying exposure but may trade predominately on other exchanges.

At June 30, 2005, the Fund held investments in the following sectors:

                                                      % OF
SECTOR                                             NET ASSETS
------                                             ----------
Financials                                            22.8%
Consumer Discretionary                                13.8
Industrials                                           11.2
Health Care                                           10.8
Consumer Staples                                      10.6
Energy                                                 9.4
Information Technology                                 6.2
Telecommunication Services                             5.2
Utilities                                              4.9
Materials                                              2.9
Investment Companies                                   0.8
Short-Term Obligation                                  1.0
Other Assets & Liabilities, Net                        0.4
                                                     -----
                                                     100.0%
                                                     =====

     ACRONYM               NAME
     -------               ----
       ADR      American Depositary Receipt
       GDR      Global Depositary Receipt

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Columbia International Fund, Variable Series / June 30, 2005 (Unaudited)

ASSETS:
Investments, at cost                                                     $   58,890,362
                                                                         --------------
Investments, at value                                                    $   67,755,705
Cash                                                                                804
Foreign currency (cost of $244,607)                                             244,187
Receivable for:
  Investments sold                                                               42,158
  Fund shares sold                                                              118,096
  Interest                                                                           51
  Dividends                                                                     104,321
  Foreign tax reclaim                                                            43,829
Expense reimbursement due from Investment Advisor                                10,251
Deferred Trustees' compensation plan                                              6,543
                                                                         --------------
    TOTAL ASSETS                                                             68,325,945
                                                                         --------------
LIABILITIES:
Payable for:
  Investments purchased                                                         169,675
  Fund shares repurchased                                                        16,703
  Investment advisory fee                                                        49,579
  Transfer agent fee                                                                363
  Pricing and bookkeeping fees                                                    1,659
  Trustees' fees                                                                    583
  Audit fee                                                                       9,939
  Custody fee                                                                    11,346
  Distribution fee--Class B                                                       1,641
Deferred Trustees' fees                                                           6,543
Other liabilities                                                                 5,364
                                                                         --------------
    TOTAL LIABILITIES                                                           273,395
                                                                         --------------
NET ASSETS                                                               $   68,052,550
                                                                         ==============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $   66,155,158
Undistributed net investment income                                             814,929
Accumulated net realized loss                                                (7,778,472)
Net unrealized appreciation (depreciation) on:
  Investments                                                                 8,865,343
  Foreign currency translations                                                  (4,408)
                                                                         --------------
NET ASSETS                                                               $   68,052,550
                                                                         ==============
CLASS A:
Net assets                                                               $   62,163,820
Shares outstanding                                                           33,360,892
                                                                         ==============
Net asset value per share                                                $         1.86
                                                                         ==============
CLASS B:
Net assets                                                               $    5,888,730
Shares outstanding                                                            3,174,740
                                                                         ==============
Net asset value per share                                                $         1.85
                                                                         ==============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Columbia International Fund, Variable Series
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                $    1,158,856
Interest                                                                         14,495
                                                                         --------------
  Total Investment Income (net of foreign taxes withheld of $125,812)         1,173,351
                                                                         --------------
EXPENSES:
Investment advisory fee                                                         310,456
Distribution fee--Class B                                                         7,642
Transfer agent fee                                                                3,507
Pricing and bookkeeping fees                                                     19,024
Trustees' fees                                                                    4,282
Custody fee                                                                      39,228
Non-recurring costs (See Note 6)                                                    902
Other expenses                                                                   24,438
                                                                         --------------
  Total Expenses                                                                409,479
Fees and expenses waived or reimbursed by Investment Advisor                    (57,674)
Non-recurring costs assumed by Investment Advisor (See Note 6)                     (902)
Custody earnings credit                                                            (149)
                                                                         --------------
  Net Expenses                                                                  350,754
                                                                         --------------
Net Investment Income                                                           822,597
                                                                         --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY:
Net realized gain (loss) on:
  Investments                                                                 4,607,997
  Foreign currency transactions                                                 (92,770)
                                                                         --------------
    Net realized gain                                                         4,515,227
                                                                         --------------
Net change in unrealized appreciation (depreciation) on:
  Investments                                                                (6,840,388)
  Foreign currency translations                                                  (7,846)
                                                                         --------------
    Net change in unrealized appreciation (depreciation)                     (6,848,234)
                                                                         --------------
Net Loss                                                                     (2,333,007)
                                                                         --------------
Net Decrease in Net Assets from Operations                               $   (1,510,410)
                                                                         ==============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Columbia International Fund, Variable Series

                                                                           (UNAUDITED)
                                                                           SIX MONTHS
                                                                              ENDED         YEAR ENDED
                                                                             JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                            2005             2004
----------------------------------                                       --------------   --------------
OPERATIONS:
Net investment income                                                    $      822,597   $      736,608
Net realized gain on investments, foreign currency transactions
  and foreign capital gains tax                                               4,515,227       12,851,838
Net change in unrealized appreciation (depreciation) on investments,
  foreign currency translations and foreign capital gains tax                (6,848,234)      (3,993,415)
                                                                         --------------   --------------
    Net Increase (Decrease) from Operations                                  (1,510,410)       9,595,031
                                                                         --------------   --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
  Class A                                                                            --         (812,607)
  Class B                                                                            --          (62,958)
                                                                         --------------   --------------
    Total Distributions Declared to Shareholders                                     --         (875,565)
                                                                         --------------   --------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions                                                               1,547,895        2,715,897
  Distributions reinvested                                                           --          812,607
  Redemptions                                                                (8,408,946)     (16,270,373)
                                                                         --------------   --------------
    Net Decrease                                                             (6,861,051)     (12,741,869)
                                                                         --------------   --------------
Class B:
  Subscriptions                                                                 201,420          504,785
  Distributions reinvested                                                           --           62,958
  Redemptions                                                                  (961,221)      (1,363,336)
                                                                         --------------   --------------
    Net Decrease                                                               (759,801)        (795,593)
                                                                         --------------   --------------
Net Decrease from Share Transactions                                         (7,620,852)     (13,537,462)
                                                                         --------------   --------------
Total Decrease in Net Assets                                                 (9,131,262)      (4,817,996)
NET ASSETS:
Beginning of period                                                          77,183,812       82,001,808
                                                                         --------------   --------------
End of period (including undistributed (overdistributed) net
  investment income of $814,929 and $(7,668), respectively)              $   68,052,550   $   77,183,812
                                                                         ==============   ==============
CHANGES IN SHARES:
Class A:
  Subscriptions                                                                 823,549        1,543,162
  Issued for distributions reinvested                                                --          432,171
  Redemptions                                                                (4,464,656)      (9,365,532)
                                                                         --------------   --------------
    Net Decrease                                                             (3,641,107)      (7,390,199)
                                                                         --------------   --------------
Class B:
  Subscriptions                                                                 107,487          302,309
  Issued for distributions reinvested                                                --           33,751
  Redemptions                                                                  (514,847)        (790,682)
                                                                         --------------   --------------
    Net Decrease                                                               (407,360)        (454,622)
                                                                         --------------   --------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Columbia International Fund, Variable Series / June 30, 2005 (Unaudited)

NOTE 1. ORGANIZATION

Columbia International Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                      DECEMBER 31,
                                          2004
                                      ------------
Distributions paid from:
  Ordinary income                     $    875,565
  Long-term capital gains                       --

Unrealized appreciation and depreciation at June 30, 2005, based on cost of investments for federal income tax purposes was:

  Unrealized appreciation             $ 10,446,002
  Unrealized depreciation               (1,580,659)
                                      ------------
    Net unrealized appreciation       $  8,865,343
                                      ============

The following capital loss carryforwards, determined as of December 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

    YEAR OF                           CAPITAL LOSS
  EXPIRATION                          CARRYFORWARD
  ----------                          ------------
     2007                             $    339,440
     2008                                  668,968
     2009                                6,672,015
     2010                                3,027,462
     2011                                1,060,264
                                      ------------
                                      $ 11,768,149
                                      ============

Of the capital loss carryforwards attributable to the Fund, $1,038,036 ($106,582 expiring 12/31/07, $585,442 expiring 12/31/08, $173,006 expiring 12/31/09 and
$173,006 expiring 12/31/10) remain from the Fund's merger with Colonial International Horizons Fund, Variable Series and $474,576 ($232,858 expiring 12/31/07, $83,526 expiring 12/31/08, $79,096 expiring 12/31/09 and $79,096 expiring 12/31/10) remain from the Fund's merger with Colonial Global Equity Fund, Variable Series. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISORY FEE--Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS             ANNUAL FEE RATE
------------------------             ---------------
First $500 million                        0.87%
$500 million to $1 billion                0.82%
$1 billion to $1.5 billion                0.77%
$1.5 billion to $3 billion                0.72%
$3 billion to $6 billion                  0.70%
Over $6 billion                           0.68%

For the six months ended June 30, 2005, as a result of the settlement with the New York Attorney General discussed in Note 6, the Fund's annualized effective investment advisory fee rate was 0.86%.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended June 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.053%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2005, the Fund's annualized effective transfer agent fee rate was 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Effective February 1, 2005, Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, and extraordinary expenses, if any) will not exceed 0.95%. Columbia, at its discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2005, the Fund paid $779 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $22,712,504 and $29,572,568, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   ISSUER FOCUS--As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the six months ended June 30, 2005, Columbia has assumed $902 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Columbia International Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                               (UNAUDITED)
                                SIX MONTHS                                                                          PERIOD
                                  ENDED                             YEAR ENDED DECEMBER 31,                          ENDED
                                 JUNE 30,         ---------------------------------------------------------      DECEMBER 31,
                                   2005             2004             2003            2002            2001          2000 (a)
                               -----------        --------         --------        --------        --------      ------------
NET ASSET VALUE,
   BEGINNING OF PERIOD           $   1.90         $   1.69         $   1.26        $   1.46        $   1.93        $   2.50
                                 --------         --------         --------        --------        --------        --------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income
   (loss) (b)                        0.02             0.01             0.03            0.01              --(c)        (0.01)
Net realized and
   unrealized gain (loss)
   on investments, foreign
   currency and foreign
   capital gains tax                (0.07)            0.22             0.41           (0.21)          (0.47)          (0.22)
                                 --------         --------         --------        --------        --------        --------
    Total from Investment
      Operations                    (0.05)            0.23             0.44           (0.20)          (0.47)          (0.23)
                                 --------         --------         --------        --------        --------        --------
LESS DISTRIBUTIONS
   DECLARED TO
   SHAREHOLDERS:
From net investment
   income                              --            (0.02)           (0.01)             --(c)           --           (0.04)
In excess of net
   investment income                   --               --               --              --              --              --(c)
From net realized
   gains                               --               --               --              --              --           (0.30)
In excess of net
   realized gains                      --               --               --              --              --              --(c)
                                 --------         --------         --------        --------        --------        --------
     Total Distributions
       Declared to
       Shareholders                    --            (0.02)           (0.01)             --              --           (0.34)
                                 --------         --------         --------        --------        --------        --------
NET ASSET VALUE,
   END OF PERIOD                 $   1.85         $   1.90         $   1.69        $   1.26        $   1.46        $   1.93
                                 ========         ========         ========        ========        ========        ========
Total return (d)(e)                 (2.63)%(f)(g)    13.48%(g)(h)     35.21%(g)      (13.56)%        (24.35)%         (9.01)%(f)
RATIOS TO AVERAGE
   NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (i)                         1.20%(j)         1.20%            1.22%           1.38%           1.48%           1.33%(j)
Net investment income
   (loss) (i)                        2.05%(j)         0.72%            1.71%           0.37%           0.16%          (0.43)%(j)
Waiver/reimbursement                 0.16%(j)         0.21%            0.18%             --              --              --
Portfolio turnover rate                32%(f)          101%             104%             39%             34%             76%
Net assets, end of
   period (000's)                $  5,889         $  6,792         $  6,817        $      1        $      1        $      1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)  Not annualized.
(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's total return.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Liberty Growth & Income Fund, Variable Series / June 30, 2005

Liberty Growth & Income Fund, Variable Series seeks long-term growth and income.

During the six-month period ended June 30, 2005, the fund was co-managed by Brian Cunningham, Gregory M. Miller and Richard Dahlberg. As of June 30, 2005, the fund's lead manager is Lori J. Ensinger and co-managers are David I. Hoffman, Noah J. Petrucci and Diane L. Sobin. Ms. Ensinger has been with Columbia Management Advisors, Inc. ("Columbia") or its affiliates since 2001. Mr. Hoffman has been with Columbia or its affiliates since August 2001. Mr. Petrucci has been with Columbia or its affiliates since February 2002. Ms. Sobin has been with Columbia or its affiliates since August 2001.

The fund delivered a modest but positive return for the first half of the year, reflecting a market that was generally directionless but one in which value stocks outpaced growth. Corporate profits continued their vigorous expansion. Yet, stock market returns were muted because of indications that the economy might be slowing under the weight of high energy prices and repeated interest rate hikes. Beginning in 2005, the fund's benchmark was changed from the S&P 500 Index to the Russell 1000 Value Index ("Russell")(1). We believe that the Russell, with its greater emphasis on companies with lower price-to-book ratios and lower forecasted growth rates, more accurately reflects the type of securities in which the fund invests.

UTILITIES, ENERGY AND HEALTH CARE WERE OUT FRONT

Rising prices for natural gas and continued progress in restructuring put further impetus behind the shares of TXU, the portfolio's best-performing utility (0.8% of net assets). TXU also sold off certain assets, allaying fears of dividend cuts and boosting its stock further.

   Five of the fund's energy holdings ranked among the fund's top ten performers during the period. Soaring prices for crude oil boosted shares of ConocoPhillips, Exxon Mobil, BP PLC, and Marathon Oil (3.2%, 4.4%, 2.0% and 0.7% of net assets, respectively). Halliburton, a leading provider of products and services to the energy industry, benefited from increased activity on the global energy market (0.5% of net assets).

   Health care stocks benefited as investors sought sectors that might do well in a slower growth environment. The fund enjoyed good results in Aetna and CIGNA, two leading health maintenance organizations (1.2% and 0.6% of net assets, respectively). Bausch & Lomb, maker of a broad line of eye care products and a recent addition to the portfolio, moved higher (0.3% of net assets). Health care giant Johnson & Johnson, which markets products for consumers and medical professionals, also rode renewed interest in the segment (0.8% of net assets).

TECHNOLOGY, FINANCIALS AND MATERIALS DECLINED

Technology stocks delivered some of the period's worst returns. International Business Machines saw shares fall sharply in April after earnings fell shy of investor expectations (0.9% of net assets). Printer maker Lexmark International suffered from slow sales of supplies (0.8% of net assets). Lexmark International and its competitors rely on continued revenue from ink cartridge sales to compensate for the narrow margins earned on printers. In addition, Hewlett Packard (not in the portfolio) is regaining market share it had lost to Lexmark.

   Technology has suffered primarily for two reasons. First, businesses seem to lack confidence in the durability of the current expansion and, second, a slowing of growth overseas. Consequently, firms that might otherwise be investing in technology have been holding back on capital expenditures, preferring to build up cash as they watch developments unfold. Financials also underperformed as capital markets and commercial lending remained relatively quiet.

   Dramatic growth in 2004 from China and India had created shortages and pushed up prices of materials and metals that year. Global demand has now eased, prices have slumped, and stocks of producers have followed. MeadWestvaco fell amid concerns that a slowing economy would shrink demand for its containerboard and cardboard boxes (1.2% of net assets). Weakness in the automotive industry hurt results at PPG Industries, a new holding for the fund, as sales of auto glass and paint pigments sank (0.4% of net assets).

FOCUSING ON VALUE AND RISING PROFITS

The fund is positioned to focus on attractively valued companies that offer earnings growth through margin expansion and revenue growth. We continue to seek out companies that produce rising returns on capital, and that return capital to shareholders through rising dividends and share repurchases.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall or may not approach the value the advisor has placed on it.

Holdings are disclosed as of June 30, 2005, and are subject to change.

(1) The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

PERFORMANCE INFORMATION
Liberty Growth & Income Fund, Variable Series / June 30, 2005

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                            (CUMULATIVE)
                               6-MONTH     1-YEAR    5-YEAR    10-YEAR
-----------------------------------------------------------------------
Class B (06/01/00)                  0.51      9.54      2.12      10.03
Russell 1000 Value Index            1.76     14.06      6.56      12.03
S&P 500 Index                      -0.81      6.32     -2.37       9.94

Inception date of share class is in parenthesis.

NET ASSET VALUE PER SHARE ($)             12/31/04  06/30/05
------------------------------------------------------------
Class B                                     15.80    15.88

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE CHARGES, IT WOULD BE LOWER.

[CHART]

VALUE OF A $10,000 INVESTMENT, 07/01/95(1) - 06/30/05

              CLASS B SHARES  S&P 500 INDEX  RUSSELL 1000 VALUE INDEX
  7/1/1995       $ 10,000        $ 10,000            $ 10,000
 7/31/1995       $ 10,346        $ 10,332            $ 10,348
 8/31/1995       $ 10,305        $ 10,358            $ 10,494
 9/30/1995       $ 10,651        $ 10,795            $ 10,874
10/31/1995       $ 10,609        $ 10,756            $ 10,766
11/30/1995       $ 11,012        $ 11,228            $ 11,311
12/31/1995       $ 10,972        $ 11,445            $ 11,595
 1/31/1996       $ 11,265        $ 11,834            $ 11,957
 2/29/1996       $ 11,487        $ 11,944            $ 12,047
 3/31/1996       $ 11,549        $ 12,059            $ 12,252
 4/30/1996       $ 11,975        $ 12,236            $ 12,299
 5/31/1996       $ 12,259        $ 12,552            $ 12,453
 6/30/1996       $ 11,993        $ 12,599            $ 12,462
 7/31/1996       $ 11,416        $ 12,043            $ 11,991
 8/31/1996       $ 11,797        $ 12,297            $ 12,334
 9/30/1996       $ 12,374        $ 12,989            $ 12,825
10/31/1996       $ 12,684        $ 13,347            $ 13,322
11/30/1996       $ 13,590        $ 14,357            $ 14,287
12/31/1996       $ 13,367        $ 14,072            $ 14,105
 1/31/1997       $ 14,344        $ 14,952            $ 14,789
 2/28/1997       $ 14,334        $ 15,068            $ 15,006
 3/31/1997       $ 13,761        $ 14,449            $ 14,466
 4/30/1997       $ 14,494        $ 15,312            $ 15,073
 5/31/1997       $ 15,322        $ 16,244            $ 15,916
 6/30/1997       $ 15,904        $ 16,972            $ 16,599
 7/31/1997       $ 17,173        $ 18,323            $ 17,847
 8/31/1997       $ 16,581        $ 17,297            $ 17,212
 9/30/1997       $ 17,437        $ 18,245            $ 18,251
10/31/1997       $ 16,638        $ 17,635            $ 17,742
11/30/1997       $ 17,315        $ 18,452            $ 18,526
12/31/1997       $ 17,675        $ 18,769            $ 19,067
 1/31/1998       $ 17,870        $ 18,978            $ 18,796
 2/28/1998       $ 19,106        $ 20,346            $ 20,061
 3/31/1998       $ 20,071        $ 21,388            $ 21,289
 4/30/1998       $ 20,061        $ 21,604            $ 21,432
 5/31/1998       $ 19,562        $ 21,232            $ 21,115
 6/30/1998       $ 20,311        $ 22,094            $ 21,385
 7/31/1998       $ 19,909        $ 21,860            $ 21,009
 8/31/1998       $ 16,666        $ 18,699            $ 17,882
 9/30/1998       $ 17,435        $ 19,897            $ 18,909
10/31/1998       $ 18,923        $ 21,515            $ 20,374
11/30/1998       $ 20,073        $ 22,819            $ 21,324
12/31/1998       $ 21,235        $ 24,133            $ 22,049
 1/31/1999       $ 21,790        $ 25,142            $ 22,225
 2/28/1999       $ 20,920        $ 24,360            $ 21,912
 3/31/1999       $ 21,598        $ 25,335            $ 22,365
 4/30/1999       $ 22,196        $ 26,315            $ 24,454
 5/31/1999       $ 21,903        $ 25,694            $ 24,185
 6/30/1999       $ 23,180        $ 27,120            $ 24,887
 7/31/1999       $ 22,603        $ 26,274            $ 24,158
 8/31/1999       $ 22,355        $ 26,145            $ 23,261
 9/30/1999       $ 21,586        $ 25,429            $ 22,449
10/31/1999       $ 22,445        $ 27,038            $ 23,743
11/30/1999       $ 22,739        $ 27,587            $ 23,557
12/31/1999       $ 23,785        $ 29,212            $ 23,670
 1/31/2000       $ 22,503        $ 27,746            $ 22,899
 2/29/2000       $ 21,735        $ 27,221            $ 21,197
 3/31/2000       $ 23,881        $ 29,884            $ 23,783
 4/30/2000       $ 23,857        $ 28,984            $ 23,508
 5/31/2000       $ 23,737        $ 28,390            $ 23,754
 6/30/2000       $ 23,403        $ 29,091            $ 22,669
 7/31/2000       $ 23,571        $ 28,637            $ 22,952
 8/31/2000       $ 25,080        $ 30,416            $ 24,228
 9/30/2000       $ 24,495        $ 28,810            $ 24,451
10/31/2000       $ 24,669        $ 28,689            $ 25,053
11/30/2000       $ 23,465        $ 26,428            $ 24,123
12/31/2000       $ 24,604        $ 26,558            $ 25,332
 1/31/2001       $ 24,441        $ 27,500            $ 25,428
 2/28/2001       $ 24,265        $ 24,992            $ 24,721
 3/31/2001       $ 23,336        $ 23,408            $ 23,849
 4/30/2001       $ 23,740        $ 25,227            $ 25,017
 5/31/2001       $ 24,183        $ 25,396            $ 25,580
 6/30/2001       $ 23,618        $ 24,778            $ 25,012
 7/31/2001       $ 24,305        $ 24,536            $ 24,960
 8/31/2001       $ 24,157        $ 23,000            $ 23,959
 9/30/2001       $ 23,186        $ 21,141            $ 22,272
10/31/2001       $ 23,304        $ 21,545            $ 22,080
11/30/2001       $ 24,243        $ 23,198            $ 23,363
12/31/2001       $ 24,444        $ 23,402            $ 23,915
 1/31/2002       $ 24,036        $ 23,060            $ 23,731
 2/28/2002       $ 23,784        $ 22,615            $ 23,769
 3/31/2002       $ 24,870        $ 23,465            $ 24,893
 4/30/2002       $ 23,973        $ 22,043            $ 24,039
 5/31/2002       $ 23,941        $ 21,880            $ 24,159
 6/30/2002       $ 21,392        $ 20,322            $ 22,772
 7/31/2002       $ 19,629        $ 18,739            $ 20,655
 8/31/2002       $ 19,880        $ 18,861            $ 20,812
 9/30/2002       $ 17,031        $ 16,811            $ 18,497
10/31/2002       $ 18,479        $ 18,290            $ 19,868
11/30/2002       $ 19,896        $ 19,368            $ 21,120
12/31/2002       $ 19,053        $ 18,231            $ 20,203
 1/31/2003       $ 18,367        $ 17,753            $ 19,714
 2/28/2003       $ 17,331        $ 17,487            $ 19,188
 3/31/2003       $ 17,282        $ 17,656            $ 19,220
 4/30/2003       $ 18,542        $ 19,111            $ 20,912
 5/31/2003       $ 20,072        $ 20,118            $ 22,263
 6/30/2003       $ 20,534        $ 20,376            $ 22,541
 7/31/2003       $ 20,454        $ 20,735            $ 22,877
 8/31/2003       $ 20,789        $ 21,139            $ 23,234
 9/30/2003       $ 20,390        $ 20,915            $ 23,006
10/31/2003       $ 21,124        $ 22,099            $ 24,414
11/30/2003       $ 21,331        $ 22,293            $ 24,746
12/31/2003       $ 22,797        $ 23,461            $ 26,270
 1/31/2004       $ 23,118        $ 23,893            $ 26,733
 2/29/2004       $ 23,747        $ 24,225            $ 27,305
 3/31/2004       $ 23,649        $ 23,859            $ 27,065
 4/30/2004       $ 23,084        $ 23,485            $ 26,404
 5/31/2004       $ 23,100        $ 23,806            $ 26,674
 6/30/2004       $ 23,729        $ 24,268            $ 27,303
 7/31/2004       $ 23,294        $ 23,465            $ 26,918
 8/31/2004       $ 23,553        $ 23,559            $ 27,300
 9/30/2004       $ 23,918        $ 23,813            $ 27,723
10/31/2004       $ 24,143        $ 24,178            $ 28,184
11/30/2004       $ 25,159        $ 25,157            $ 29,610
12/31/2004       $ 25,861        $ 26,012            $ 30,602
 1/31/2005       $ 25,419        $ 25,377            $ 30,057
 2/28/2005       $ 26,222        $ 25,910            $ 31,052
 3/31/2005       $ 25,829        $ 25,452            $ 30,626
 4/30/2005       $ 25,470        $ 24,968            $ 30,078
 5/31/2005       $ 25,880        $ 25,762            $ 30,803
 6/30/2005       $ 25,997        $ 25,792            $ 31,138

The graph compares the results of a hypothetical $10,000 investment in the fund with the indexes. The Indexes are unmanaged and returns for the indexes and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The fund's primary benchmark was changed to the Russell 1000 Value Index. Previously, the fund's returns were compared to the S&P 500 Index. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1) Inception date of class A shares (oldest existing share class) is July 5, 1994.

UNDERSTANDING YOUR EXPENSES
Liberty Growth & Income Fund, Variable Series / June 30, 2005

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                          ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE        EXPENSES PAID        FUND'S ANNUALIZED
01/01/05 - 06/30/05    BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)    DURING THE PERIOD ($)   EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------
                          ACTUAL     HYPOTHETICAL    ACTUAL   HYPOTHETICAL    ACTUAL   HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------------
Class B                 1,000.00       1,000.00     1,005.11    1,019.69       5.12        5.16              1.03

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and its affiliates not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Liberty Growth & Income Fund, Variable Series / June 30, 2005 (Unaudited)

                                                         SHARES          VALUE
                                                     -------------   -------------
COMMON STOCKS--99.6%
CONSUMER DISCRETIONARY--9.0%
HOTELS, RESTAURANTS & LEISURE--1.4%
Harrah's Entertainment, Inc.                                12,778   $     920,910
McDonald's Corp.                                            82,621       2,292,733
                                                                     -------------
                                                                         3,213,643
                                                                     -------------
MEDIA--3.4%
Clear Channel Communications, Inc.                          18,172         562,060
Comcast Corp., Class A (a)                                  35,767       1,098,047
McGraw-Hill Companies, Inc.                                 63,796       2,822,973
Time Warner, Inc. (a)                                      152,211       2,543,446
Viacom, Inc., Class A                                       28,751         926,357
                                                                     -------------
                                                                         7,952,883
                                                                     -------------
MULTILINE RETAIL--2.1%
Federated Department Stores, Inc.                           43,204       3,165,989
J.C. Penney Co., Inc.                                       32,613       1,714,792
                                                                     -------------
                                                                         4,880,781
                                                                     -------------
SPECIALTY RETAIL--2.1%
Home Depot, Inc.                                            71,708       2,789,441
Limited Brands, Inc.                                        56,485       1,209,909
Sherwin-Williams Co.                                        19,700         927,673
                                                                     -------------
                                                                         4,927,023
                                                                     -------------

CONSUMER STAPLES--10.1%
BEVERAGES--2.4%
Diageo PLC, ADR                                             25,857       1,533,320
PepsiCo, Inc.                                               74,602       4,023,286
                                                                     -------------
                                                                         5,556,606
                                                                     -------------
FOOD PRODUCTS--1.8%
Hershey Co.                                                 32,980       2,048,058
Kraft Foods, Inc., Class A                                  63,925       2,033,454
                                                                     -------------
                                                                         4,081,512
                                                                     -------------
HOUSEHOLD PRODUCTS--2.4%
Clorox Co.                                                  41,167       2,293,825
Kimberly-Clark Corp.                                        35,658       2,231,834
Procter & Gamble Co.                                        21,394       1,128,534
                                                                     -------------
                                                                         5,654,193
                                                                     -------------
PERSONAL PRODUCTS--1.2%
Gillette Co.                                                54,482       2,758,424
                                                                     -------------
TOBACCO--2.3%
Altria Group, Inc.                                          65,416       4,229,798
UST, Inc.                                                   22,530       1,028,720
                                                                     -------------
                                                                         5,258,518
                                                                     -------------

ENERGY--12.8%
ENERGY EQUIPMENT & SERVICES--1.1%
Halliburton Co.                                             25,724       1,230,122
Schlumberger Ltd.                                           16,930       1,285,664
                                                                     -------------
                                                                         2,515,786
                                                                     -------------
OIL, GAS & CONSUMABLE FUELS--11.7%
BP PLC, ADR                                                 74,682   $   4,658,663
ChevronTexaco Corp.                                         36,120       2,019,831
ConocoPhillips                                             126,886       7,294,676
Exxon Mobil Corp.                                          176,894      10,166,098
Marathon Oil Corp.                                          31,333       1,672,242
Royal Dutch Petroleum Co., N.Y. Registered Shares           19,271       1,250,688
                                                                     -------------
                                                                        27,062,198
                                                                     -------------

FINANCIALS--29.0%
CAPITAL MARKETS--5.0%
A.G. Edwards, Inc.                                          13,642         615,936
Bank of New York Co., Inc.                                 100,491       2,892,131
Franklin Resources, Inc.                                    16,830       1,295,573
Goldman Sachs Group, Inc.                                   27,451       2,800,551
Janus Capital Group, Inc.                                   74,250       1,116,720
Merrill Lynch & Co., Inc.                                   30,064       1,653,821
Morgan Stanley                                              21,950       1,151,717
                                                                     -------------
                                                                        11,526,449
                                                                     -------------
COMMERCIAL BANKS--7.6%
Marshall & Ilsley Corp.                                     14,681         652,570
National City Corp.                                         34,401       1,173,762
North Fork Bancorporation, Inc.                             20,761         583,177
PNC Financial Services Group, Inc.                          21,090       1,148,561
U.S. Bancorp                                               161,209       4,707,303
Wachovia Corp.                                              89,105       4,419,608
Wells Fargo & Co.                                           79,305       4,883,601
                                                                     -------------
                                                                        17,568,582
                                                                     -------------
CONSUMER FINANCE--0.8%
MBNA Corp.                                                  72,263       1,890,400
                                                                     -------------
DIVERSIFIED FINANCIAL SERVICES--6.3%
Citigroup, Inc.                                            213,755       9,881,894
JPMorgan Chase & Co.                                       133,792       4,725,533
                                                                     -------------
                                                                        14,607,427
                                                                     -------------
INSURANCE--6.6%
Allstate Corp.                                              23,517       1,405,141
Ambac Financial Group, Inc.                                 24,176       1,686,518
American International Group, Inc.                          30,996       1,800,867
Chubb Corp.                                                 17,000       1,455,370
Hartford Financial Services Group, Inc.                     30,065       2,248,261
Lincoln National Corp.                                      63,436       2,976,417
Willis Group Holdings Ltd.                                  32,795       1,073,052
XL Capital Ltd., Class A                                    35,233       2,622,040
                                                                     -------------
                                                                        15,267,666
                                                                     -------------
REAL ESTATE--2.1%
Archstone-Smith Trust, REIT                                 42,408       1,637,797
AvalonBay Communities, Inc., REIT                           19,585       1,582,468
Kimco Realty Corp., REIT                                    28,873       1,700,908
                                                                     -------------
                                                                         4,921,173
                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                                         SHARES          VALUE
                                                     -------------   -------------
THRIFTS & MORTGAGE FINANCE--0.6%
Countrywide Financial Corp.                                 33,342   $   1,287,335
                                                                     -------------

HEALTH CARE--6.2%
HEALTH CARE EQUIPMENT & SUPPLIES--0.3%
Bausch & Lomb, Inc.                                          8,312         689,896
                                                                     -------------
HEALTH CARE PROVIDERS & SERVICES--1.8%
Aetna, Inc.                                                 32,588       2,698,938
CIGNA Corp.                                                 13,911       1,488,894
                                                                     -------------
                                                                         4,187,832
                                                                     -------------
PHARMACEUTICALS--4.1%
GlaxoSmithKline PLC, ADR                                    24,323       1,179,909
Johnson & Johnson                                           28,668       1,863,420
Merck & Co., Inc.                                           62,340       1,920,072
Novartis AG, ADR                                            29,243       1,387,288
Pfizer, Inc.                                               110,005       3,033,938
                                                                     -------------
                                                                         9,384,627
                                                                     -------------

INDUSTRIALS--12.8%
AEROSPACE & DEFENSE--3.4%
General Dynamics Corp.                                      29,522       3,233,840
United Technologies Corp.                                   88,380       4,538,313
                                                                     -------------
                                                                         7,772,153
                                                                     -------------
COMMERCIAL SERVICES & SUPPLIES--1.9%
Cendant Corp.                                               53,697       1,201,202
Republic Services, Inc.                                     20,959         754,734
Waste Management, Inc.                                      87,837       2,489,300
                                                                     -------------
                                                                         4,445,236
                                                                     -------------
INDUSTRIAL CONGLOMERATES--6.1%
General Electric Co.                                       275,788       9,556,054
Textron, Inc.                                               58,913       4,468,551
                                                                     -------------
                                                                        14,024,605
                                                                     -------------
MACHINERY--1.4%
Deere & Co.                                                 25,050       1,640,524
Eaton Corp.                                                 27,314       1,636,109
                                                                     -------------
                                                                         3,276,633
                                                                     -------------

INFORMATION TECHNOLOGY--5.9%
COMMUNICATIONS EQUIPMENT--0.8%
Cisco Systems, Inc. (a)                                     33,501         640,204
Nokia Oyj, ADR                                              77,644       1,291,996
                                                                     -------------
                                                                         1,932,200
                                                                     -------------
COMPUTERS & PERIPHERALS--1.7%
International Business Machines Corp.                       26,851       1,992,344
Lexmark International, Inc., Class A (a)                    28,863       1,871,189
                                                                     -------------
                                                                         3,863,533
                                                                     -------------
IT SERVICES--1.6%
Accenture Ltd., Class A (a)                                115,183       2,611,198
Automatic Data Processing, Inc.                             27,377       1,149,013
                                                                     -------------
                                                                         3,760,211
                                                                     -------------
OFFICE ELECTRONICS--0.7%
Xerox Corp. (a)                                            110,678   $   1,526,250
                                                                     -------------
SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--0.3%
Intel Corp.                                                 25,675         669,091
                                                                     -------------
SOFTWARE--0.8%
Microsoft Corp.                                             72,372       1,797,720
                                                                     -------------

MATERIALS--4.2%
CHEMICALS--2.2%
Air Products & Chemicals, Inc.                              69,327       4,180,418
PPG Industries, Inc.                                        13,597         853,348
                                                                     -------------
                                                                         5,033,766
                                                                     -------------
PAPER & FOREST PRODUCTS--2.0%
MeadWestvaco Corp.                                          94,931       2,661,865
Weyerhaeuser Co.                                            31,155       1,983,016
                                                                     -------------
                                                                         4,644,881
                                                                     -------------

TELECOMMUNICATION SERVICES--4.5%
DIVERSIFIED TELECOMMUNICATION SERVICES--4.5%
BellSouth Corp.                                             69,709       1,852,168
SBC Communications, Inc.                                   202,285       4,804,269
Verizon Communications, Inc.                               108,845       3,760,595
                                                                     -------------
                                                                        10,417,032
                                                                     -------------

UTILITIES--5.1%
ELECTRIC UTILITIES--3.8%
American Electric Power Co., Inc.                           34,677       1,278,541
Entergy Corp.                                               34,619       2,615,466
Exelon Corp.                                                42,758       2,194,768
FPL Group, Inc.                                             31,570       1,327,834
PG&E Corp.                                                  38,830       1,457,678
                                                                     -------------
                                                                         8,874,287
                                                                     -------------
INDEPENDENT POWER PRODUCERS &
  ENERGY TRADERS--0.8%
TXU Corp.                                                   20,853       1,732,676
                                                                     -------------
MULTI-UTILITIES--0.5%
Dominion Resources, Inc.                                    16,301       1,196,330
                                                                     -------------
TOTAL COMMON STOCKS
  (cost of $196,299,151)                                               230,159,558
                                                                     -------------

INVESTMENT COMPANY--0.3%
iShares Russell 1000 Value Index Fund                       10,917         727,509
                                                                     -------------
TOTAL INVESTMENT COMPANY
  (cost of $709,929)                                                       727,509
                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                                          PAR            VALUE
                                                     -------------   -------------
SHORT-TERM OBLIGATION--0.1%
Repurchase agreement with State Street Bank & Trust
  Co., dated 06/30/05, due 07/01/05 at 2.700%,
  collateralized by a U.S. Treasury Bond maturing
  05/15/17, market value of $173,100 (repurchase
  proceeds $169,013)                                 $     169,000   $     169,000
                                                                     -------------
TOTAL SHORT-TERM OBLIGATION
  (cost of $169,000)                                                       169,000
                                                                     -------------
TOTAL INVESTMENTS--100.0%
  (cost of $197,178,080) (b)                                           231,056,067
                                                                     -------------
OTHER ASSETS & LIABILITIES, NET--0.0%                                       11,885
                                                                     -------------
NET ASSETS--100.0%                                                   $ 231,067,952
                                                                     =============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is $197,178,080.

At June 30, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
------                                         ----------
Financials                                        29.0%
Energy                                            12.8
Industrials                                       12.8
Consumer Staples                                  10.1
Consumer Discretionary                             9.0
Health Care                                        6.2
Information Technology                             5.9
Utilities                                          5.1
Telecommunication Services                         4.5
Materials                                          4.2
Investment Company                                 0.3
Short-Term Obligation                              0.1
Other Assets & Liabilities, Net                    0.0
                                                 -----
                                                 100.0%
                                                 =====

            ACRONYM               NAME
            -------               ----
              ADR     American Depositary Receipt
             REIT     Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Growth & Income Fund, Variable Series / June 30, 2005 (Unaudited)

ASSETS:
Investments, at cost                                                                    $  197,178,080
                                                                                        --------------
Investments, at value                                                                   $  231,056,067
Cash                                                                                                49
Receivable for:
   Fund shares sold                                                                             23,423
   Interest                                                                                         13
   Dividends                                                                                   396,882
Expense reimbursement due from Investment Advisor/Distributor                                    9,381
Deferred Trustees' compensation plan                                                            19,719
                                                                                        --------------
     TOTAL ASSETS                                                                          231,505,534
                                                                                        --------------
LIABILITIES:
Payable for:
   Fund shares repurchased                                                                     212,160
   Investment advisory fee                                                                     149,353
   Transfer agent fee                                                                              595
   Pricing and bookkeeping fees                                                                  5,409
   Distribution fee--Class B                                                                     9,945
Deferred Trustees' fees                                                                         19,719
Other liabilities                                                                               40,401
                                                                                        --------------
     TOTAL LIABILITIES                                                                         437,582
                                                                                        --------------
NET ASSETS                                                                              $  231,067,952
                                                                                        ==============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                         $  238,582,700
Undistributed net investment income                                                          1,934,808
Accumulated net realized loss                                                              (43,327,543)
Net unrealized appreciation on investments                                                  33,877,987
                                                                                        --------------
NET ASSETS                                                                              $  231,067,952
                                                                                        ==============
CLASS A:
Net assets                                                                              $  187,141,158
Shares outstanding                                                                          11,755,869
                                                                                        ==============
Net asset value per share                                                               $        15.92
                                                                                        ==============
CLASS B:
Net assets                                                                              $   43,926,794
Shares outstanding                                                                           2,765,523
                                                                                        ==============
Net asset value per share                                                               $        15.88
                                                                                        ==============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Growth & Income Fund, Variable Series
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                               $    2,959,771
Interest                                                                                         2,378
                                                                                        --------------
   Total Investment Income (net of foreign taxes withheld of $26,195)                        2,962,149
                                                                                        --------------
EXPENSES:
Investment advisory fee                                                                        910,752
Distribution fee--Class B                                                                       56,035
Transfer agent fee                                                                               3,720
Pricing and bookkeeping fees                                                                    33,899
Trustees' fees                                                                                   5,391
Custody fee                                                                                     11,254
Non-recurring costs (See Note 6)                                                                 2,981
Other expenses                                                                                  41,802
                                                                                        --------------
   Total Expenses                                                                            1,065,834
Fees and expenses waived or reimbursed by Investment Advisor                                   (47,751)
Fees waived by Distributor--Class B                                                             (4,483)
Non-recurring costs assumed by Investment Advisor (See Note 6)                                  (2,981)
                                                                                        --------------
   Net Expenses                                                                              1,010,619
                                                                                        --------------
Net Investment Income                                                                        1,951,530
                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                            15,748,919
Net change in unrealized appreciation (deprecation) on investments                         (16,357,186)
                                                                                        --------------
Net Loss                                                                                      (608,267)
                                                                                        --------------
Net Increase in Net Assets from Operations                                              $    1,343,263
                                                                                        ==============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Growth & Income Fund, Variable Series

                                                                                      (UNAUDITED)
                                                                                      SIX MONTHS
                                                                                         ENDED         YEAR ENDED
                                                                                        JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                        2005            2004
----------------------------------                                                  --------------   --------------
OPERATIONS:
Net investment income                                                               $    1,951,530   $    4,158,446
Net realized gain on investments                                                        15,748,919       15,629,602
Net change in unrealized appreciation (depreciation) on investments                    (16,357,186)      12,488,990
                                                                                    --------------   --------------
        Net Increase from Operations                                                     1,343,263       32,277,038
                                                                                    --------------   --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                      --       (3,575,650)
   Class B                                                                                      --         (703,626)
                                                                                    --------------   --------------
        Total Distributions Declared to Shareholders                                            --       (4,279,276)
                                                                                    --------------   --------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                         1,911,167        4,999,188
   Distributions reinvested                                                                     --        3,575,650
   Redemptions                                                                         (22,589,900)     (41,791,870)
                                                                                    --------------   --------------
        Net Decrease                                                                   (20,678,733)     (33,217,032)
                                                                                    --------------   --------------
Class B:
   Subscriptions                                                                         1,096,590        2,762,038
   Distributions reinvested                                                                     --          703,626
   Redemptions                                                                          (3,784,421)      (6,672,090)
                                                                                    --------------   --------------
        Net Decrease                                                                    (2,687,831)      (3,206,426)
                                                                                    --------------   --------------
Net Decrease from Share Transactions                                                   (23,366,564)     (36,423,458)
                                                                                    --------------   --------------
Total Decrease in Net Assets                                                           (22,023,301)      (8,425,696)
NET ASSETS:
Beginning of period                                                                    253,091,253      261,516,949
                                                                                    --------------   --------------
End of period (including undistributed (overdistributed) net investment income of
   $1,934,808 and $(16,722), respectively)                                          $  231,067,952   $  253,091,253
                                                                                    ==============   ==============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                           121,047          341,822
   Issued for distributions reinvested                                                          --          226,127
   Redemptions                                                                          (1,430,346)      (2,834,667)
                                                                                    --------------   --------------
        Net Decrease                                                                    (1,309,299)      (2,266,718)
                                                                                    --------------   --------------
Class B:
   Subscriptions                                                                            69,312          189,109
   Issued for distributions reinvested                                                          --           44,566
   Redemptions                                                                            (239,617)        (452,411)
                                                                                    --------------   --------------
        Net Decrease                                                                      (170,305)        (218,736)
                                                                                    --------------   --------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Growth & Income Fund, Variable Series / June 30, 2005 (Unaudited)

NOTE 1. ORGANIZATION

Liberty Growth & Income Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth and income.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                            DECEMBER 31,
                                                2004
                                            ------------
Distributions paid from:
     Ordinary income                        $  4,279,276
     Long-term capital gains                          --

Unrealized appreciation and depreciation at June 30, 2005, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation             $  39,917,559
     Unrealized depreciation                (6,039,572)
                                         -------------
       Net unrealized appreciation       $  33,877,987
                                         =============

The following capital loss carryforwards, determined as of December 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2009                              $  5,586,639
       2010                                26,407,250
       2011                                26,847,476
                                         ------------
                                         $ 58,841,365
                                         ============

Of the capital loss carryforwards attributable to the Fund, $11,538,311 ($5,586,639 expiring 12/31/09 and $5,951,672 expiring 12/31/10) remain from the
Fund's merger with Liberty Value Fund, Variable Series. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISORY FEE--Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $500 million                             0.77%
$500 million to $1 billion                     0.72%
$1 billion to $1.5 billion                     0.67%
$1.5 billion to $3 billion                     0.62%
$3 billion to $6 billion                       0.60%
Over $6 billion                                0.58%

For the six months ended June 30, 2005, as a result of the settlement with the New York Attorney General discussed in Note 6, the Fund's annualized effective investment advisory fee rate was 0.76%.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended June 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.028%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2005, the Fund's annualized effective transfer agent fee rate was less than 0.01%

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Effective January 1, 2005, Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80% annually of the Fund's average daily net assets. Prior to January 1, 2005, Columbia voluntarily reimbursed certain fees of the Fund at the annual rate of 0.11% of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to waive Class B distribution fees at the annual rate of 0.02% of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six months ended on June 30, 2005, there were no such credits.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2005, the Fund paid $876 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $50,537,904 and $72,506,949, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the six months ended June 30, 2005, Columbia has assumed $2,981 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Liberty Growth & Income Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                      (UNAUDITED)
                                                      SIX MONTHS                                                       PERIOD
                                                         ENDED                   YEAR ENDED DECEMBER 31,                ENDED
                                                       JUNE 30,       ------------------------------------------    DECEMBER 31,
                                                         2005           2004       2003       2002        2001        2000 (a)
                                                     ------------     --------   --------   --------    --------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $      15.80     $  14.14   $  11.95   $  15.53    $  18.26    $      19.82
                                                     ------------     --------   --------   --------    --------    ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                    0.11         0.21       0.18       0.13        0.15            0.08
Net realized and unrealized gain (loss) on
  investments                                               (0.03)        1.69       2.17      (3.56)      (0.35)           0.65
                                                     ------------     --------   --------   --------    --------    ------------
     Total from Investment Operations                        0.08         1.90       2.35      (3.43)      (0.20)           0.73
                                                     ------------     --------   --------   --------    --------    ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                     --        (0.24)     (0.16)     (0.15)      (0.15)          (0.17)
In excess of net investment income                             --           --         --         --          --              --(c)
From net realized gains                                        --           --         --         --       (2.34)          (2.12)
Return of capital                                              --           --         --         --       (0.04)             --
                                                     ------------     --------   --------   --------    --------    ------------
     Total Distributions Declared to Shareholders              --        (0.24)     (0.16)     (0.15)      (2.53)          (2.29)
                                                     ------------     --------   --------   --------    --------    ------------
NET ASSET VALUE, END OF PERIOD                       $      15.88     $  15.80   $  14.14   $  11.95    $  15.53    $      18.26
                                                     ============     ========   ========   ========    ========    ============
Total return (d)(e)(f)                                       0.51%(g)    13.46%     19.66%    (22.06)%     (0.65)%          3.64%(g)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                 1.03%(i)     0.99%      1.00%      1.00%       1.00%           1.00%(i)
Net investment income (h)                                    1.44%(i)     1.45%      1.46%      0.96%       0.88%           0.71%(i)
Waiver/reimbursement                                         0.06%(i)     0.13%      0.14%      0.13%       0.21%           0.13%(i)
Portfolio turnover rate                                        21%(g)       37%        73%        69%         53%            120%
Net assets, end of period (000's)                    $     43,927     $ 46,396   $ 44,594   $ 27,756    $ 25,742    $      4,318

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

PORTFOLIO MANAGER'S DISCUSSION
Liberty S&P 500 Index Fund, Variable Series / June 30, 2005

Liberty S&P 500 Index Fund, Variable Series seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large US companies.

James May, a principal of State Street Global Advisors(SSgA), is the portfolio manager of the fund.

Effective August 22, 2005, Vikram J. Kurian, PhD, will begin managing the fund, replacing James May, a principal of SSgA. Dr. Kurian is a portfolio manager of Columbia Management and has been associated with Columbia Management or its predecessors since January 2000.

Large-company stocks ended the first half of 2005 in negative territory. Despite a strong second quarter, US stocks were driven down by investor concern over historically high oil prices and rising interest rates. The S&P 500 Index(1) returned negative 0.81% for the six-month period ended June 30, 2005, and the fund's performance was comparable to the index for the period.

   Mid-cap stocks outperformed both large- and small-cap stocks during the first half of the year as measured by the Russell indices. Value stocks gained ground relative to growth as the six-month period wore on. The S&P 500/Barra Value Index rose 0.09% while the S&P 500/Barra Growth Index returned negative 1.73%(2).

ENERGY AND UTILITY SECTORS WERE TOP PERFORMERS

Sector performance within the S&P 500 was mixed during this reporting period. Energy and utilities were the top performing sectors. Energy companies enjoyed ample pricing power. Utility stocks attracted investors because of their increasing income potential.

   Most sectors in the index turned in negative performances for the first half of the year. Materials and consumer discretionary stocks were the most disappointing. Higher energy costs and a challenging pricing environment adversely affected many companies in the materials sector. Aluminum giant Alcoa and steelmaker Nucor (0.2% and 0.1% of net assets, respectively) both slipped at the end of the period. Downturns in Time Warner (0.7% of net assets) and the major auto stocks were the primary cause of the decline in consumer discretionary sector. Technology and industrial stocks also fell during the period. Declines in Microsoft and International Business Machines (2.2% and 1.1% of net assets, respectively) hurt the technology sector. Among the industrials, General Electric (3.3% of net assets) was a notable loser, stumbling on a disappointing profits forecast. Several transportation companies also fell as a result of their inability to pass on higher energy costs to customers.

ABOUT OUR MANAGEMENT STYLE

Cost-effective trade execution is a hallmark of our management style. We also manage the fund with a full replication investment strategy. As a result, the fund generally holds each of the 500 securities included in the S&P 500 Index in approximately the same weight as the company's representation in the index. Because the fund incurs trading costs in seeking to maintain the appropriate weight of each security in the index, its return is typically lower than that of the index. In addition, the fund may be required to sell securities to meet redemption demand or buy securities to invest new monies that come into the fund.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity funds are subject to stock market fluctuations that occur in response to economic and business developments.

The primary risks involved with investing in the fund include equity risk, market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund may occasionally diverge.

Holdings are disclosed as of June 30, 2005, and are subject to change.

(1) The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.

(2) The S&P 500/Barra Value Index is an unmanaged index that tracks the performance of companies in the S&P 500 Index with lower price-to-book ratios. The S&P 500/Barra Growth Index is an unmanaged index that tracks the performance of companies in the S&P 500 Index with higher price-to-book ratios.

PERFORMANCE INFORMATION
Liberty S&P 500 Index Fund, Variable Series / June 30, 2005

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                              (CUMULATIVE)
                                 6-MONTH        1-YEAR      5-YEAR      LIFE
----------------------------------------------------------------------------
Class B (05/30/00)                   -1.15        5.55       -2.82     -2.18
S&P 500 Index(1)                     -0.81        6.32       -2.37     -1.27

Inception date of share class is in parenthesis.

NET ASSET VALUE PER SHARE ($)                12/31/04     06/30/05
------------------------------------------------------------------
Class B                                        10.43        10.31

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

[CHART]

VALUE OF A $10,000 INVESTMENT, 05/30/00 - 06/30/05

              CLASS B SHARES  S&P 500 INDEX
 5/30/2000       $ 10,000        $ 10,000


 5/31/2000       $ 10,008        $ 10,312
 6/30/2000       $ 10,316        $ 10,567
 7/31/2000       $ 10,167        $ 10,402
 8/31/2000       $ 10,784        $ 11,048
 9/30/2000       $ 10,225        $ 10,464
10/31/2000       $ 10,201        $ 10,421
11/30/2000       $  9,417        $  9,599
12/31/2000       $  9,471        $  9,646
 1/31/2001       $  9,806        $  9,989
 2/28/2001       $  8,935        $  9,078
 3/31/2001       $  8,357        $  8,502
 4/30/2001       $  8,994        $  9,163
 5/31/2001       $  9,053        $  9,224
 6/30/2001       $  8,826        $  9,000
 7/31/2001       $  8,742        $  8,912
 8/31/2001       $  8,190        $  8,354
 9/30/2001       $  7,536        $  7,679
10/31/2001       $  7,679        $  7,826
11/30/2001       $  8,265        $  8,426
12/31/2001       $  8,327        $  8,500
 1/31/2002       $  8,201        $  8,376
 2/28/2002       $  8,041        $  8,214
 3/31/2002       $  8,335        $  8,523
 4/30/2002       $  7,822        $  8,007
 5/31/2002       $  7,763        $  7,948
 6/30/2002       $  7,207        $  7,382
 7/31/2002       $  6,643        $  6,807
 8/31/2002       $  6,677        $  6,851
 9/30/2002       $  5,953        $  6,106
10/31/2002       $  6,467        $  6,644
11/30/2002       $  6,846        $  7,035
12/31/2002       $  6,434        $  6,622
 1/31/2003       $  6,264        $  6,448
 2/28/2003       $  6,170        $  6,352
 3/31/2003       $  6,222        $  6,413
 4/30/2003       $  6,732        $  6,942
 5/31/2003       $  7,081        $  7,308
 6/30/2003       $  7,166        $  7,401
 7/31/2003       $  7,293        $  7,531
 8/31/2003       $  7,429        $  7,678
 9/30/2003       $  7,344        $  7,597
10/31/2003       $  7,752        $  8,027
11/30/2003       $  7,812        $  8,097
12/31/2003       $  8,216        $  8,522
 1/31/2004       $  8,361        $  8,679
 2/29/2004       $  8,473        $  8,799
 3/31/2004       $  8,344        $  8,666
 4/30/2004       $  8,207        $  8,530
 5/31/2004       $  8,310        $  8,647
 6/30/2004       $  8,472        $  8,815
 7/31/2004       $  8,181        $  8,523
 8/31/2004       $  8,206        $  8,557
 9/30/2004       $  8,292        $  8,650
10/31/2004       $  8,412        $  8,782
11/30/2004       $  8,746        $  9,138
12/31/2004       $  9,046        $  9,448
 1/31/2005       $  8,821        $  9,218
 2/28/2005       $  9,002        $  9,411
 3/31/2005       $  8,838        $  9,245
 4/30/2005       $  8,664        $  9,069
 5/31/2005       $  8,933        $  9,358
 6/30/2005       $  8,940        $  9,370

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The Index is unmanaged and returns for the index and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1)  Index performance for the life of the fund is from May 30, 2000.

UNDERSTANDING YOUR EXPENSES
Liberty S&P 500 Index Fund, Variable Series / June 30, 2005

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                          ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE         EXPENSES PAID       FUND'S ANNUALIZED
01/01/05 - 06/30/05   BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)   EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------
                          ACTUAL     HYPOTHETICAL    ACTUAL   HYPOTHETICAL    ACTUAL   HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------------
Class B                  1,000.00      1,000.00      988.50     1,021.57       3.20        3.26              0.65

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Liberty S&P 500 Index Fund, Variable Series / June 30, 2005 (Unaudited)

                                                         SHARES          VALUE
                                                     -------------   -------------
COMMON STOCKS--97.5%
CONSUMER DISCRETIONARY--11.2%
AUTO COMPONENTS--0.2%
Cooper Tire & Rubber Co.                                       300   $       5,571
Dana Corp.                                                     657           9,862
Delphi Corp.                                                 2,741          12,746
Goodyear Tire & Rubber Co. (a)                                 731          10,892
Johnson Controls, Inc.                                         932          52,499
Visteon Corp. (a)                                              646           3,895
                                                                     -------------
                                                                            95,465
                                                                     -------------
AUTOMOBILES--0.5%
Ford Motor Co.                                               8,650          88,576
General Motors Corp.                                         2,729          92,786
Harley-Davidson, Inc.                                        1,396          69,241
                                                                     -------------
                                                                           250,603
                                                                     -------------
DISTRIBUTORS--0.1%
Genuine Parts Co.                                              845          34,721
                                                                     -------------
DIVERSIFIED CONSUMER SERVICES--0.2%
Apollo Group, Inc., Class A (a)                                768          60,073
H&R Block, Inc.                                                832          48,547
                                                                     -------------
                                                                           108,620
                                                                     -------------
HOTELS, RESTAURANTS & LEISURE--1.5%
Carnival Corp.                                               2,524         137,684
Darden Restaurants, Inc.                                       671          22,130
Harrah's Entertainment, Inc.                                   819          59,025
Hilton Hotels Corp.                                          1,761          42,000
International Game Technology                                1,597          44,955
Marriott International, Inc., Class A                          926          63,172
McDonald's Corp.                                             6,091         169,025
Starbucks Corp. (a)                                          1,813          93,660
Starwood Hotels & Resorts
  Worldwide, Inc.                                            1,031          60,386
Wendy's International, Inc.                                    540          25,731
Yum! Brands, Inc.                                            1,363          70,985
                                                                     -------------
                                                                           788,753
                                                                     -------------
HOUSEHOLD DURABLES--0.6%
Black & Decker Corp.                                           378          33,963
Centex Corp.                                                   584          41,271
D.R. Horton, Inc.                                              100           3,761
Fortune Brands, Inc.                                           693          61,539
KB Home                                                        380          28,967
Leggett & Platt, Inc.                                          916          24,347
Maytag Corp.                                                   351           5,497
Newell Rubbermaid, Inc.                                      1,350          32,184
Pulte Homes, Inc.                                              540          45,495
Snap-On, Inc.                                                  238           8,163
Stanley Works                                                  381          17,351
Whirlpool Corp.                                                295          20,683
                                                                     -------------
                                                                           323,221
                                                                     -------------
INTERNET & CATALOG RETAIL--0.3%
eBay, Inc. (a)                                               5,780         190,798
                                                                     -------------
LEISURE EQUIPMENT & PRODUCTS--0.2%
Brunswick Corp.                                                491          21,270
Eastman Kodak Co.                                            1,357          36,435
Hasbro, Inc.                                                   772   $      16,050
Mattel, Inc.                                                 2,025          37,058
                                                                     -------------
                                                                           110,813
                                                                     -------------
MEDIA--3.6%
Clear Channel Communications, Inc.                           2,466          76,273
Comcast Corp., Class A (a)                                  10,594         325,236
Dow Jones & Co., Inc.                                          347          12,301
Gannett Co., Inc.                                            1,165          82,867
Interpublic Group of
  Companies, Inc. (a)                                        1,972          24,019
Knight-Ridder, Inc.                                            312          19,138
McGraw-Hill Companies, Inc.                                  1,822          80,624
Meredith Corp.                                                 257          12,608
New York Times Co., Class A                                    707          22,023
News Corp., Class A                                         13,800         223,284
Omnicom Group, Inc.                                            915          73,072
Time Warner, Inc. (a)                                       22,338         373,268
Tribune Co.                                                  1,451          51,046
Univision Communications, Inc.,
Class A (a)                                                  1,445          39,810
Viacom, Inc., Class B                                        7,866         251,869
Walt Disney Co.                                              9,785         246,386
                                                                     -------------
                                                                         1,913,824
                                                                     -------------
MULTILINE RETAIL--1.3%
Big Lots, Inc. (a)                                             501           6,633
Dillard's, Inc., Class A                                       322           7,541
Dollar General Corp.                                         1,464          29,807
Family Dollar Stores, Inc.                                     812          21,193
Federated Department Stores, Inc.                              824          60,383
J.C. Penney Co., Inc.                                        1,276          67,092
Kohl's Corp. (a)                                             1,571          87,835
May Department Stores Co.                                    1,391          55,863
Nordstrom, Inc.                                                620          42,141
Sears Holdings Corp. (a)                                       515          77,183
Target Corp.                                                 4,185         227,706
                                                                     -------------
                                                                           683,377
                                                                     -------------
SPECIALTY RETAIL--2.3%
Autonation, Inc. (a)                                         1,104          22,654
AutoZone, Inc. (a)                                             288          26,628
Bed Bath & Beyond, Inc. (a)                                  1,377          57,531
Best Buy Co., Inc.                                           1,461         100,152
Circuit City Stores, Inc.                                      972          16,806
Gap, Inc.                                                    3,536          69,836
Home Depot, Inc.                                            10,219         397,519
Limited Brands, Inc.                                         1,879          40,248
Lowe's Companies, Inc.                                       3,707         215,822
Office Depot, Inc. (a)                                       1,476          33,712
OfficeMax, Inc.                                                350          10,419
RadioShack Corp.                                               806          18,675
Sherwin-Williams Co.                                           618          29,102
Staples, Inc.                                                3,541          75,494
Tiffany & Co.                                                  689          22,572
TJX Companies, Inc.                                          2,306          56,151
Toys "R"  Us, Inc. (a)                                       1,046          27,698
                                                                     -------------
                                                                         1,221,019
                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                                         SHARES          VALUE
                                                     -------------   -------------
TEXTILES, APPAREL & LUXURY GOODS--0.4%
Coach, Inc. (a)                                              1,800   $      60,426
Jones Apparel Group, Inc.                                      631          19,586
Liz Claiborne, Inc.                                            506          20,119
NIKE, Inc., Class B                                          1,081          93,615
Reebok International Ltd.                                      285          11,921
V.F. Corp.                                                     453          25,921
                                                                     -------------
                                                                           231,588
                                                                     -------------

CONSUMER STAPLES--9.8%
BEVERAGES--2.2%
Anheuser-Busch Companies, Inc.                               3,671         167,948
Brown-Forman Corp., Class B                                    462          27,932
Coca-Cola Co.                                               10,771         449,689
Coca-Cola Enterprises, Inc.                                  1,705          37,527
Molson Coors Brewing Co., Class B                              329          20,398
Pepsi Bottling Group, Inc.                                     932          26,665
PepsiCo, Inc.                                                7,977         430,200
                                                                     -------------
                                                                         1,160,359
                                                                     -------------
FOOD & STAPLES RETAILING--2.8%
Albertson's, Inc.                                            1,814          37,514
Costco Wholesale Corp.                                       2,272         101,831
CVS Corp.                                                    3,790         110,175
Kroger Co. (a)                                               3,600          68,508
Safeway, Inc.                                                2,172          49,065
SUPERVALU, Inc.                                                629          20,512
Sysco Corp.                                                  3,031         109,692
Wal-Mart Stores, Inc.                                       15,935         768,067
Walgreen Co.                                                 4,861         223,557
                                                                     -------------
                                                                         1,488,921
                                                                     -------------
FOOD PRODUCTS--1.1%
Archer-Daniels-Midland Co.                                   3,028          64,739
Campbell Soup Co.                                            1,541          47,416
ConAgra Foods, Inc.                                          2,406          55,723
General Mills, Inc.                                          1,691          79,122
H.J. Heinz Co.                                               1,714          60,710
Hershey Co.                                                  1,056          65,578
Kellogg Co.                                                  1,679          74,615
McCormick & Co., Inc.                                          613          20,033
Sara Lee Corp.                                               3,746          74,208
Wm. Wrigley Jr. Co.                                            884          60,854
                                                                     -------------
                                                                           602,998
                                                                     -------------
HOUSEHOLD PRODUCTS--1.7%
Clorox Co.                                                     726          40,453
Colgate-Palmolive Co.                                        2,474         123,477
Kimberly-Clark Corp.                                         2,236         139,951
Procter & Gamble Co.                                        11,810         622,978
                                                                     -------------
                                                                           926,859
                                                                     -------------
PERSONAL PRODUCTS--0.7%
Alberto-Culver Co.                                             378          16,379
Avon Products, Inc.                                          2,296          86,904
Gillette Co.                                                 4,721         239,024
                                                                     -------------
                                                                           342,307
                                                                     -------------
TOBACCO--1.3%
Altria Group, Inc.                                           9,857   $     637,353
Reynolds American, Inc.                                        500          39,400
UST, Inc.                                                      824          37,624
                                                                     -------------
                                                                           714,377
                                                                     -------------

ENERGY--8.6%
ENERGY EQUIPMENT & SERVICES--1.2%
Baker Hughes, Inc.                                           1,562          79,912
BJ Services Co.                                                756          39,675
Halliburton Co.                                              2,411         115,294
Nabors Industries Ltd. (a)                                     634          38,433
National-Oilwell Varco, Inc. (a)                               800          38,032
Noble Corp.                                                    617          37,952
Rowan Companies, Inc.                                          540          16,043
Schlumberger Ltd.                                            2,846         216,125
Transocean, Inc. (a)                                         1,537          82,952
                                                                     -------------
                                                                           664,418
                                                                     -------------
OIL, GAS & CONSUMABLE FUELS--7.4%
Amerada Hess Corp.                                             442          47,077
Anadarko Petroleum Corp.                                     1,155          94,883
Apache Corp.                                                 1,544          99,742
Ashland, Inc.                                                  276          19,836
Burlington Resources, Inc.                                   1,862         102,857
ChevronTexaco Corp.                                          9,998         559,088
ConocoPhillips                                               6,610         380,009
Devon Energy Corp.                                           2,286         115,855
El Paso Corp.                                                3,064          35,297
EOG Resources, Inc.                                          1,090          61,912
Exxon Mobil Corp.                                           30,380       1,745,939
Kerr-McGee Corp.                                               586          44,718
Kinder Morgan, Inc.                                            546          45,427
Marathon Oil Corp.                                           1,620          86,459
Occidental Petroleum Corp.                                   1,875         144,244
Sunoco, Inc.                                                   339          38,538
Unocal Corp.                                                 1,314          85,476
Valero Energy Corp.                                          1,200          94,932
Williams Companies, Inc.                                     2,658          50,502
XTO Energy, Inc.                                             1,700          57,783
                                                                     -------------
                                                                         3,910,574
                                                                     -------------

FINANCIALS--19.8%
CAPITAL MARKETS--2.7%
Bank of New York Co., Inc.                                   3,757         108,126
Bear Stearns Companies, Inc.                                   537          55,816
Charles Schwab Corp.                                         5,530          62,378
E*TRADE Financial Corp. (a)                                  1,700          23,783
Federated Investors, Inc., Class B                             428          12,844
Franklin Resources, Inc.                                       933          71,822
Goldman Sachs Group, Inc.                                    2,152         219,547
Janus Capital Group, Inc.                                    1,108          16,664
Lehman Brothers Holdings, Inc.                               1,291         128,171
Mellon Financial Corp.                                       1,986          56,978
Merrill Lynch & Co., Inc.                                    4,456         245,125

                 See Accompanying Notes to Financial Statements.

                                                         SHARES          VALUE
                                                     -------------   -------------
Morgan Stanley                                               5,178   $     271,690
Northern Trust Corp.                                           972          44,314
State Street Corp.                                           1,616          77,972
T. Rowe Price Group, Inc.                                      531          33,241
                                                                     -------------
                                                                         1,428,471
                                                                     -------------
COMMERCIAL BANKS--5.7%
AmSouth Bancorp                                              1,645          42,770
Bank of America Corp. (b)                                   19,172         874,435
BB&T Corp.                                                   2,620         104,721
Comerica, Inc.                                                 788          45,546
Compass Bancshares, Inc.                                       600          27,000
Fifth Third Bancorp                                          2,487         102,489
First Horizon National Corp.                                   567          23,927
Huntington Bancshares, Inc.                                  1,061          25,613
KeyCorp                                                      1,890          62,654
M&T Bank Corp.                                                 500          52,580
Marshall & Ilsley Corp.                                      1,030          45,784
National City Corp.                                          2,849          97,208
North Fork Bancorporation, Inc.                              2,268          63,708
PNC Financial Services Group, Inc.                           1,306          71,125
Regions Financial Corp.                                      2,227          75,451
SunTrust Banks, Inc.                                         1,642         118,618
Synovus Financial Corp.                                      1,516          43,464
U.S. Bancorp                                                 8,772         256,142
Wachovia Corp.                                               7,547         374,331
Wells Fargo & Co.                                            8,001         492,702
Zions Bancorporation                                           440          32,353
                                                                     -------------
                                                                         3,032,621
                                                                     -------------
CONSUMER FINANCE--1.3%
American Express Co.                                         5,532         294,468
Capital One Financial Corp.                                  1,221          97,692
MBNA Corp.                                                   6,117         160,021
Providian Financial Corp. (a)                                1,446          25,493
SLM Corp.                                                    1,967          99,924
                                                                     -------------
                                                                           677,598
                                                                     -------------
DIVERSIFIED FINANCIAL SERVICES--3.5%
CIT Group, Inc.                                              1,000          42,970
Citigroup, Inc.                                             24,766       1,144,932
JPMorgan Chase & Co.                                        16,755         591,787
Moody's Corp.                                                1,212          54,491
Principal Financial Group, Inc.                              1,448          60,671
                                                                     -------------
                                                                         1,894,851
                                                                     -------------
INSURANCE--4.3%
Ace Ltd.                                                     1,333          59,785
AFLAC, Inc.                                                  2,415         104,521
Allstate Corp.                                               3,208         191,678
Ambac Financial Group, Inc.                                    536          37,391
American International Group, Inc.                          12,386         719,627
Aon Corp.                                                    1,531          38,336
Chubb Corp.                                                    966          82,699
Cincinnati Financial Corp.                                     842          33,310
Hartford Financial Services
  Group, Inc.                                                1,395         104,318
Jefferson-Pilot Corp.                                          645          32,521
Lincoln National Corp.                                         817          38,334
Loews Corp.                                                    763   $      59,133
Marsh & McLennan Companies, Inc.                             2,533          70,164
MBIA, Inc.                                                     646          38,314
MetLife, Inc.                                                3,540         159,088
Progressive Corp.                                              940          92,881
Prudential Financial, Inc.                                   2,494         163,756
SAFECO Corp.                                                   555          30,159
St. Paul Travelers Companies, Inc.                           3,239         128,038
Torchmark Corp.                                                487          25,421
UnumProvident Corp.                                          1,414          25,904
XL Capital Ltd., Class A                                       678          50,457
                                                                     -------------
                                                                         2,285,835
                                                                     -------------
REAL ESTATE--0.6%
Apartment Investment &
  Management Co., Class A, REIT                                500          20,460
Archstone-Smith Trust, REIT                                    900          34,758
Equity Office Properties Trust, REIT                         1,962          64,942
Equity Residential, REIT                                     1,381          50,849
Plum Creek Timber Co., Inc., REIT                              881          31,980
ProLogis Trust, REIT                                           900          36,216
Simon Property Group, Inc., REIT                             1,000          72,490
                                                                     -------------
                                                                           311,695
                                                                     -------------
THRIFTS & MORTGAGE FINANCE--1.7%
Countrywide Financial Corp.                                  2,734         105,560
Fannie Mae                                                   4,612         269,341
Freddie Mac                                                  3,236         211,084
Golden West Financial Corp.                                  1,286          82,792
MGIC Investment Corp.                                          413          26,936
Sovereign Bancorp, Inc.                                      1,700          37,978
Washington Mutual, Inc.                                      4,194         170,654
                                                                     -------------
                                                                           904,345
                                                                     -------------

HEALTH CARE--13.1%
BIOTECHNOLOGY--1.2%
Amgen, Inc. (a)                                              5,909         357,258
Applera Corp. - Applied
  Biosystems Group                                           1,004          19,749
Biogen Idec, Inc. (a)                                        1,616          55,671
Chiron Corp. (a)                                               740          25,819
Genzyme Corp. (a)                                            1,142          68,623
Gilead Sciences, Inc. (a)                                    2,100          92,379
MedImmune, Inc. (a)                                          1,206          32,224
                                                                     -------------
                                                                           651,723
                                                                     -------------
HEALTH CARE EQUIPMENT & SUPPLIES--2.2%
Bausch & Lomb, Inc.                                            279          23,157
Baxter International, Inc.                                   2,918         108,258
Becton, Dickinson & Co.                                      1,199          62,911
Biomet, Inc.                                                 1,217          42,157
Boston Scientific Corp. (a)                                  3,654          98,658
C.R. Bard, Inc.                                                526          34,984
Fisher Scientific International, Inc. (a)                      500          32,450
Guidant Corp.                                                1,526         102,700
Hospira, Inc. (a)                                              745          29,055
Medtronic, Inc.                                              5,798         300,278

                 See Accompanying Notes to Financial Statements.

                                                         SHARES          VALUE
                                                     -------------   -------------
Millipore Corp. (a)                                            201   $      11,403
PerkinElmer, Inc.                                              537          10,149
St. Jude Medical, Inc. (a)                                   1,692          73,788
Stryker Corp.                                                1,830          87,035
Thermo Electron Corp. (a)                                      777          20,878
Waters Corp. (a)                                               539          20,035
Zimmer Holdings, Inc. (a)                                    1,169          89,043
                                                                     -------------
                                                                         1,146,939
                                                                     -------------
HEALTH CARE PROVIDERS & SERVICES--2.7%
Aetna, Inc.                                                  1,412         116,942
AmerisourceBergen Corp.                                        451          31,187
Cardinal Health, Inc.                                        2,085         120,054
Caremark Rx, Inc. (a)                                        2,193          97,632
CIGNA Corp.                                                    665          71,175
Express Scripts, Inc. (a)                                      800          39,984
HCA, Inc.                                                    1,987         112,603
Health Management Associates, Inc.,
  Class A                                                    1,126          29,479
Humana, Inc. (a)                                               717          28,493
IMS Health, Inc.                                             1,167          28,907
Laboratory Corp. of America
  Holdings (a)                                                 600          29,940
Manor Care, Inc.                                               458          18,196
McKesson Corp.                                               1,449          64,901
Medco Health Solutions, Inc. (a)                             1,330          70,969
Quest Diagnostics, Inc.                                        942          50,180
Tenet Healthcare Corp. (a)                                   2,180          26,683
UnitedHealth Group, Inc.                                     6,064         316,177
WellPoint, Inc. (a)                                          2,862         199,310
                                                                     -------------
                                                                         1,452,812
                                                                     -------------
PHARMACEUTICALS--7.0%
Abbott Laboratories                                          7,351         360,273
Allergan, Inc.                                                 652          55,576
Bristol-Myers Squibb Co.                                     9,370         234,063
Eli Lilly & Co.                                              5,386         300,054
Forest Laboratories, Inc. (a)                                1,624          63,092
Johnson & Johnson                                           14,117         917,605
King Pharmaceuticals, Inc. (a)                               1,127          11,743
Merck & Co., Inc.                                           10,478         322,722
Mylan Laboratories, Inc.                                     1,300          25,012
Pfizer, Inc.                                                35,469         978,235
Schering-Plough Corp.                                        7,057         134,506
Watson Pharmaceuticals, Inc. (a)                               562          16,613
Wyeth                                                        6,339         282,086
                                                                     -------------
                                                                         3,701,580
                                                                     -------------

INDUSTRIALS--10.9%
AEROSPACE & DEFENSE--2.2%
Boeing Co.                                                   3,928         259,248
General Dynamics Corp.                                         995         108,992
Goodrich Corp.                                                 585          23,961
Honeywell International, Inc.                                4,114         150,696
L-3 Communications Holdings, Inc.                              500          38,290
Lockheed Martin Corp.                                        1,933         125,394
Northrop Grumman Corp.                                       1,680          92,820
Raytheon Co.                                                 2,165   $      84,695
Rockwell Collins, Inc.                                         873          41,625
United Technologies Corp.                                    4,800         246,480
                                                                     -------------
                                                                         1,172,201
                                                                     -------------
AIR FREIGHT & LOGISTICS--0.9%
FedEx Corp.                                                  1,395         113,009
Ryder System, Inc.                                             264           9,662
United Parcel Service, Inc., Class B                         5,293         366,064
                                                                     -------------
                                                                           488,735
                                                                     -------------
AIRLINES--0.1%
Delta Air Lines, Inc. (a)                                      600           2,256
Southwest Airlines Co.                                       3,539          49,298
                                                                     -------------
                                                                            51,554
                                                                     -------------
BUILDING PRODUCTS--0.2%
American Standard Companies, Inc.                              820          34,374
Masco Corp.                                                  2,060          65,426
                                                                     -------------
                                                                            99,800
                                                                     -------------
COMMERCIAL SERVICES & SUPPLIES--0.8%
Allied Waste Industries, Inc. (a)                            1,470          11,657
Avery Dennison Corp.                                           481          25,474
Cendant Corp.                                                5,051         112,991
Cintas Corp.                                                   682          26,325
Equifax, Inc.                                                  696          24,854
Monster Worldwide, Inc. (a)                                    500          14,340
Pitney Bowes, Inc.                                           1,152          50,170
R.R. Donnelley & Sons Co.                                    1,081          37,305
Robert Half International, Inc.                                800          19,976
Waste Management, Inc.                                       2,715          76,943
                                                                     -------------
                                                                           400,035
                                                                     -------------
CONSTRUCTION & ENGINEERING--0.0%
Fluor Corp.                                                    409          23,554
                                                                     -------------
ELECTRICAL EQUIPMENT--0.4%
American Power Conversion Corp.                                893          21,066
Cooper Industries Ltd., Class A                                399          25,496
Emerson Electric Co.                                         1,984         124,258
Rockwell Automation, Inc.                                      809          39,406
                                                                     -------------
                                                                           210,226
                                                                     -------------
INDUSTRIAL CONGLOMERATES--4.4%
3M Co.                                                       3,634         262,738
General Electric Co.                                        50,539       1,751,177
Textron, Inc.                                                  665          50,440
Tyco International Ltd.                                      9,629         281,167
                                                                     -------------
                                                                         2,345,522
                                                                     -------------
MACHINERY--1.4%
Caterpillar, Inc.                                            1,592         151,734
Cummins, Inc.                                                  180          13,430
Danaher Corp.                                                1,292          67,623
Deere & Co.                                                  1,197          78,392
Dover Corp.                                                    940          34,197
Eaton Corp.                                                    766          45,883
Illinois Tool Works, Inc.                                    1,333         106,213
Ingersoll-Rand Co., Class A                                    778          55,510
ITT Industries, Inc.                                           481          46,960
Navistar International Corp. (a)                               371          11,872

                 See Accompanying Notes to Financial Statements.

                                                         SHARES          VALUE
                                                     -------------   -------------
Paccar, Inc.                                                   819   $      55,692
Pall Corp.                                                     600          18,216
Parker Hannifin Corp.                                          556          34,478
                                                                     -------------
                                                                           720,200
                                                                     -------------
ROAD & RAIL--0.5%
Burlington Northern Santa Fe Corp.                           1,803          84,885
CSX Corp.                                                    1,063          45,348
Norfolk Southern Corp.                                       1,862          57,648
Union Pacific Corp.                                          1,239          80,287
                                                                     -------------
                                                                           268,168
                                                                     -------------
TRADING COMPANIES & DISTRIBUTORS--0.0%
W.W. Grainger, Inc.                                            425          23,286
                                                                     -------------

INFORMATION TECHNOLOGY--14.8%
COMMUNICATIONS EQUIPMENT--2.5%
ADC Telecommunications, Inc. (a)                               537          11,690
Andrew Corp. (a)                                               787          10,042
Avaya, Inc. (a)                                              2,298          19,119
CIENA Corp. (a)                                              2,719           5,683
Cisco Systems, Inc. (a)                                     30,435         581,613
Comverse Technology, Inc. (a)                                  921          21,782
Corning, Inc. (a)                                            6,609         109,842
JDS Uniphase Corp. (a)                                       6,993          10,629
Lucent Technologies, Inc. (a)                               20,798          60,522
Motorola, Inc.                                              11,708         213,788
QUALCOMM, Inc.                                               7,790         257,148
Scientific-Atlanta, Inc.                                       705          23,455
Tellabs, Inc. (a)                                            1,991          17,322
                                                                     -------------
                                                                         1,342,635
                                                                     -------------
COMPUTERS & PERIPHERALS--3.5%
Apple Computer, Inc. (a)                                     3,872         142,528
Dell, Inc. (a)                                              11,579         457,486
EMC Corp. (a)                                               11,392         156,184
Gateway, Inc. (a)                                            1,545           5,098
Hewlett-Packard Co.                                         13,709         322,299
International Business Machines Corp.                        7,710         572,082
Lexmark International, Inc.,
  Class A (a)                                                  595          38,574
NCR Corp. (a)                                                  860          30,203
Network Appliance, Inc. (a)                                  1,684          47,607
QLogic Corp. (a)                                               455          14,046
Sun Microsystems, Inc. (a)                                  15,975          59,587
                                                                     -------------
                                                                         1,845,694
                                                                     -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
Agilent Technologies, Inc. (a)                               2,073          47,720
Jabil Circuit, Inc. (a)                                        915          28,118
Molex, Inc.                                                    815          21,223
Sanmina-SCI Corp. (a)                                        2,403          13,144
Solectron Corp. (a)                                          4,686          17,760
Symbol Technologies, Inc.                                    1,094          10,798
Tektronix, Inc.                                                387           9,006
                                                                     -------------
                                                                           147,769
                                                                     -------------
INTERNET SOFTWARE & SERVICES--0.4%
Yahoo!, Inc. (a)                                             6,188         214,414
                                                                     -------------
IT SERVICES--1.1%
Affiliated Computer Services, Inc.,
  Class A (a)                                                  600   $      30,660
Automatic Data Processing, Inc.                              2,800         117,516
Computer Sciences Corp. (a)                                    841          36,752
Convergys Corp. (a)                                            680           9,670
Electronic Data Systems Corp.                                2,391          46,027
First Data Corp.                                             3,679         147,675
Fiserv, Inc. (a)                                               964          41,404
Paychex, Inc.                                                1,759          57,238
Sabre Holdings Corp., Class A                                  708          14,124
SunGard Data Systems, Inc. (a)                               1,423          50,047
Unisys Corp. (a)                                             1,537           9,729
                                                                     -------------
                                                                           560,842
                                                                     -------------
OFFICE ELECTRONICS--0.1%
Xerox Corp. (a)                                              4,609          63,558
                                                                     -------------
SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--3.2%
Advanced Micro Devices, Inc. (a)                             1,837          31,854
Altera Corp. (a)                                             1,817          36,013
Analog Devices, Inc.                                         1,808          67,456
Applied Materials, Inc.                                      7,830         126,689
Applied Micro Circuits Corp. (a)                             1,304           3,338
Broadcom Corp., Class A (a)                                  1,441          51,170
Freescale Semiconductor, Inc.,
  Class B (a)                                                1,881          39,840
Intel Corp.                                                 29,409         766,398
KLA-Tencor Corp.                                               913          39,898
Linear Technology Corp.                                      1,423          52,210
LSI Logic Corp. (a)                                          1,791          15,206
Maxim Integrated Products, Inc.                              1,587          60,639
Micron Technology, Inc. (a)                                  2,915          29,762
National Semiconductor Corp.                                 1,690          37,231
Novellus Systems, Inc. (a)                                     642          15,864
NVIDIA Corp. (a)                                               780          20,842
PMC-Sierra, Inc. (a)                                           798           7,445
Teradyne, Inc. (a)                                             876          10,486
Texas Instruments, Inc.                                      7,963         223,521
Xilinx, Inc.                                                 1,626          41,463
                                                                     -------------
                                                                         1,677,325
                                                                     -------------
SOFTWARE--3.7%
Adobe Systems, Inc.                                          2,386          68,287
Autodesk, Inc.                                               1,100          37,807
BMC Software, Inc. (a)                                       1,062          19,063
Citrix Systems, Inc. (a)                                       793          17,176
Computer Associates International, Inc.                      2,548          70,019
Compuware Corp. (a)                                          1,836          13,201
Electronic Arts, Inc. (a)                                    1,428          80,839
Intuit, Inc. (a)                                               913          41,185
Mercury Interactive Corp. (a)                                  407          15,613
Microsoft Corp.                                             47,939       1,190,805
Novell, Inc. (a)                                             1,736          10,763
Oracle Corp. (a)                                            21,042         277,754
Parametric Technology Corp. (a)                              1,191           7,599
Siebel Systems, Inc.                                         2,348          20,897

                 See Accompanying Notes to Financial Statements.

                                                         SHARES          VALUE
                                                     -------------   -------------
Symantec Corp. (a)                                           3,432   $      74,612
VERITAS Software Corp. (a)                                   1,994          48,654
                                                                     -------------
                                                                         1,994,274
                                                                     -------------

MATERIALS--2.8%
CHEMICALS--1.5%
Air Products & Chemicals, Inc.                               1,092          65,848
Dow Chemical Co.                                             4,510         200,830
E.I. du Pont de Nemours & Co.                                4,724         203,179
Eastman Chemical Co.                                           367          20,240
Ecolab, Inc.                                                 1,020          33,007
Engelhard Corp.                                                584          16,673
Great Lakes Chemical Corp.                                     255           8,025
Hercules, Inc. (a)                                             483           6,834
International Flavors &
  Fragrances, Inc.                                             416          15,068
Monsanto Co.                                                 1,255          78,902
PPG Industries, Inc.                                           821          51,526
Praxair, Inc.                                                1,540          71,764
Rohm and Haas Co.                                              881          40,826
Sigma-Aldrich Corp.                                            301          16,868
                                                                     -------------
                                                                           829,590
                                                                     -------------
CONSTRUCTION MATERIALS--0.1%
Vulcan Materials Co.                                           522          33,925
                                                                     -------------
CONTAINERS & PACKAGING--0.2%
Ball Corp.                                                     480          17,261
Bemis Co., Inc.                                                496          13,164
Pactiv Corp. (a)                                               772          16,660
Sealed Air Corp. (a)                                           390          19,418
Temple-Inland, Inc.                                            526          19,541
                                                                     -------------
                                                                            86,044
                                                                     -------------
METALS & MINING--0.6%
Alcoa, Inc.                                                  4,182         109,276
Allegheny Technologies, Inc.                                   382           8,427
Freeport-McMoRan Copper &
  Gold, Inc., Class B                                          880          32,947
Newmont Mining Corp.                                         2,089          81,534
Nucor Corp.                                                    788          35,948
Phelps Dodge Corp.                                             414          38,295
United States Steel Corp.                                      509          17,494
                                                                     -------------
                                                                           323,921
                                                                     -------------
PAPER & FOREST PRODUCTS--0.4%
Georgia-Pacific Corp.                                        1,245          39,591
International Paper Co.                                      2,320          70,087
Louisiana-Pacific Corp.                                        570          14,011
MeadWestvaco Corp.                                             811          22,740
Weyerhaeuser Co.                                             1,157          73,643
                                                                     -------------
                                                                           220,072
                                                                     -------------

TELECOMMUNICATION SERVICES--3.1%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.8%
ALLTEL Corp.                                                 1,543          96,098
AT&T Corp.                                                   3,820          72,733
BellSouth Corp.                                              8,782         233,338
CenturyTel, Inc.                                               689          23,860
Citizens Communications Co.                                  1,579   $      21,222
Qwest Communications
  International, Inc. (a)                                    8,256          30,630
SBC Communications, Inc.                                    15,651         371,711
Sprint Corp.                                                 7,018         176,081
Verizon Communications, Inc.                                13,205         456,233
                                                                     -------------
                                                                         1,481,906
                                                                     -------------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
Nextel Communications, Inc.,
  Class A (a)                                                5,409         174,765
                                                                     -------------

UTILITIES--3.4%
ELECTRIC UTILITIES--2.1%
Allegheny Energy, Inc. (a)                                     767          19,344
Ameren Corp.                                                   964          53,309
American Electric Power Co., Inc.                            1,832          67,546
CenterPoint Energy, Inc.                                     1,393          18,402
Cinergy Corp.                                                  878          39,352
Consolidated Edison, Inc.                                    1,160          54,334
DTE Energy Co.                                                 804          37,603
Edison International                                         1,506          61,068
Entergy Corp.                                                1,028          77,665
Exelon Corp.                                                 3,198         164,153
FirstEnergy Corp.                                            1,532          73,704
FPL Group, Inc.                                              1,850          77,811
PG&E Corp.                                                   1,722          64,644
Pinnacle West Capital Corp.                                    412          18,313
PPL Corp.                                                      857          50,889
Progress Energy, Inc.                                        1,229          55,600
Southern Co.                                                 3,559         123,391
TECO Energy, Inc.                                              900          17,019
Xcel Energy, Inc.                                            1,857          36,249
                                                                     -------------
                                                                         1,110,396
                                                                     -------------
GAS UTILITIES--0.2%
KeySpan Corp.                                                  769          31,298
Nicor, Inc.                                                    245          10,087
NiSource, Inc.                                               1,209          29,899
Peoples Energy Corp.                                           152           6,606
                                                                     -------------
                                                                            77,890
                                                                     -------------
INDEPENDENT POWER PRODUCERS &
  ENERGY TRADERS--0.6%
AES Corp. (a)                                                3,026          49,566
Calpine Corp. (a)                                            1,926           6,548
Constellation Energy Group                                     887          51,171
Duke Energy Corp.                                            4,486         133,369
Dynegy Holdings, Inc., Class A (a)                           1,600           7,776
TXU Corp.                                                    1,128          93,726
                                                                     -------------
                                                                           342,156
                                                                     -------------
MULTI-UTILITIES--0.5%
CMS Energy Corp. (a)                                         1,000          15,060
Dominion Resources, Inc.                                     1,645         120,726
Public Service Enterprise Group, Inc.                        1,100          66,902
Sempra Energy                                                1,180          48,746
                                                                     -------------
                                                                           251,434
                                                                     -------------
TOTAL COMMON STOCKS
  (cost of $46,080,334)                                                 51,833,976
                                                                     -------------

                 See Accompanying Notes to Financial Statements.

                                                          PAR            VALUE
                                                     -------------   -------------
SHORT-TERM OBLIGATIONS--2.4%
U.S. GOVERNMENT AGENCY & OBLIGATION--0.1%
United States Treasury Bill
  2.940% 09/08/05 (c)(d)                             $      80,000   $      79,549
                                                                     -------------
REPURCHASE AGREEMENT--2.3%
Repurchase agreement with State Street Bank & Trust
  Co., dated 06/30/05, due 07/01/05 at 2.700%,
  collateralized by a U.S. Treasury Note maturing
  02/15/10, market value of $1,246,556
  (repurchase proceeds $1,220,092)                       1,220,000       1,220,000
                                                                     -------------
TOTAL SHORT-TERM OBLIGATIONS
  (cost of $1,299,549)                                                   1,299,549
                                                                     -------------
TOTAL INVESTMENTS--99.9%
  (cost of $47,379,883) (e)                                             53,133,525
                                                                     -------------
OTHER ASSETS & LIABILITIES, NET--0.1%                                       51,731
                                                                     -------------
NET ASSETS--100.0%                                                   $  53,185,256
                                                                     =============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Investments in affiliates during the six months ended June 30, 2005:

     Security name:                          Bank of America Corp.
     Shares as of 12/31/04:                                 19,372
     Shares purchased:                                         500
     Shares sold:                                             (700)
     Shares as of 06/30/05:                                 19,172
     Net realized gain:                                 $    2,260
     Dividend income earned:                            $   17,300
     Value at end of period:                            $  874,435

(c)  Security pledged as collateral for open futures contracts.
(d)  The rate shown represents the annualized yield at the date of purchase.
(e)  Cost for federal income tax purposes is $47,379,883.

At June 30, 2005, the Fund held the following open long futures contracts:

                NUMBER OF                   AGGREGATE    EXPIRATION   UNREALIZED
    TYPE        CONTRACTS       VALUE       FACE VALUE      DATE      DEPRECATION
    ----        ---------   -------------   -----------  ----------   -----------
S&P Mini 500       24       $   1,434,600   $ 1,452,131    Sep-05      $ (17,531)

At June 30, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
------                                       --------------
Financials                                        19.8%
Information Technology                            14.8
Health Care                                       13.1
Consumer Discretionary                            11.2
Industrials                                       10.9
Consumer Staples                                   9.8
Energy                                             8.6
Utilities                                          3.4
Telecommunication Services                         3.1
Materials                                          2.8
Short-Term Obligations                             2.4
Other Assets & Liabilities, Net                    0.1
                                                 -----
                                                 100.0%
                                                 =====

            ACRONYM              NAME
            -------              ----
             REIT    Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty S&P 500 Index Fund, Variable Series / June 30, 2005 (Unaudited)

ASSETS:
Unaffiliated investments, at cost                                                       $   46,792,066
Affiliated investments, at cost                                                                587,817
                                                                                        --------------
Unaffiliated investments, at value                                                      $   52,259,090
Affiliated investments, at value                                                               874,435
Cash                                                                                               914
Receivable for:
   Fund shares sold                                                                             47,957
   Interest                                                                                         92
   Dividends                                                                                    62,320
Expense reimbursement due from Investment Advisor                                                1,092
Deferred Trustees' compensation plan                                                             3,886
Other assets                                                                                       648
                                                                                        --------------
     TOTAL ASSETS                                                                           53,250,434
                                                                                        --------------
LIABILITIES:
Payable for:
   Investments purchased                                                                         3,772
   Fund shares repurchased                                                                         185
   Futures variation margin                                                                      8,880
   Investment advisory fee                                                                       8,771
   Transfer agent fee                                                                              595
   Audit fee                                                                                    16,985
   Custody fee                                                                                   1,858
   Reports to shareholders                                                                       8,412
   Distribution fee--Class B                                                                    11,834
Deferred Trustees' fees                                                                          3,886
                                                                                        --------------
     TOTAL LIABILITIES                                                                          65,178
                                                                                        --------------
NET ASSETS                                                                              $   53,185,256
                                                                                        ==============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                         $   51,151,601
Undistributed net investment income                                                            315,034
Accumulated net realized loss                                                               (4,017,490)
Net unrealized appreciation (depreciation) on:
   Investments                                                                               5,753,642
   Futures contracts                                                                           (17,531)
                                                                                        --------------
NET ASSETS                                                                              $   53,185,256
                                                                                        ==============
CLASS A:
Net assets                                                                              $       90,013
Shares outstanding                                                                               8,695
                                                                                        ==============
Net asset value per share                                                               $        10.35
                                                                                        ==============
CLASS B:
Net assets                                                                              $   53,095,243
Shares outstanding                                                                           5,149,120
                                                                                        ==============
Net asset value per share                                                               $        10.31
                                                                                        ==============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty S&P 500 Index Fund, Variable Series
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                               $      456,589
Dividends from affiliates                                                                       17,300
Interest                                                                                        14,492
                                                                                        --------------
   Total Investment Income                                                                     488,381
                                                                                        --------------
EXPENSES:
Investment advisory fee                                                                         52,284
Distribution fee--Class B                                                                       66,121
Transfer agent fee                                                                               3,720
Pricing and bookkeeping fees                                                                    22,392
Trustees' fees                                                                                   3,436
Custody fee                                                                                     10,663
Audit fee                                                                                       12,985
Non-recurring costs (See Note 6)                                                                   653
                                                                                        --------------
   Total Expenses                                                                              172,254
Non-recurring costs assumed by Investment Advisor (See Note 6)                                    (653)
Custody earnings credit                                                                            (14)
                                                                                        --------------
   Net Expenses                                                                                171,587
                                                                                        --------------
Net Investment Income                                                                          316,794
                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURE CONTRACTS:
Net realized gain (loss) on:
   Unaffiliated investments                                                                   (359,152)
   Affiliated investments                                                                        2,260
   Futures contracts                                                                             2,531
                                                                                        --------------
     Net realized loss                                                                        (354,361)
                                                                                        --------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                                                (541,211)
   Futures contracts                                                                           (26,511)
                                                                                        --------------
     Net change in unrealized appreciation (depreciation)                                     (567,722)
                                                                                        --------------
Net Loss                                                                                      (922,083)
                                                                                        --------------
Net Decrease in Net Assets from Operations                                              $     (605,289)
                                                                                        ==============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty S&P 500 Index Fund, Variable Series

                                                                                      (UNAUDITED)
                                                                                      SIX MONTHS
                                                                                         ENDED         YEAR ENDED
                                                                                        JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                        2005            2004
----------------------------------                                                  --------------   --------------
OPERATIONS:
Net investment income                                                               $      316,794   $      659,754
Net realized loss on investments and futures contracts                                    (354,361)        (297,579)
Net change in unrealized appreciation (depreciation) on investments and futures
   contracts                                                                              (567,722)       4,701,061
                                                                                    --------------   --------------
        Net Increase (Decrease) from Operations                                           (605,289)       5,063,236
                                                                                    --------------   --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                      --           (1,243)
   Class B                                                                                      --         (677,613)
                                                                                    --------------   --------------
        Total Distributions Declared to Shareholders                                            --         (678,856)
                                                                                    --------------   --------------
SHARE TRANSACTIONS:
Class A:
   Distributions reinvested                                                                     --            1,243
                                                                                    --------------   --------------
Class B:
   Subscriptions                                                                         1,773,823        6,819,068
   Distributions reinvested                                                                     --          677,613
   Redemptions                                                                          (2,720,054)      (5,669,755)
                                                                                    --------------   --------------
        Net Increase (Decrease)                                                           (946,231)       1,826,926
                                                                                    --------------   --------------
Net Increase(Decrease) from Share Transactions                                            (946,231)       1,828,169
                                                                                    --------------   --------------
Total Increase (Decrease) in Net Assets                                                 (1,551,520)       6,212,549
NET ASSETS:
Beginning of period                                                                     54,736,776       48,524,227
                                                                                    --------------   --------------
End of period (including undistributed (overdistributed) net investment income of
   $315,034 and $(1,760), respectively)                                             $   53,185,256   $   54,736,776
                                                                                    ==============   ==============
CHANGES IN SHARES
Class A:
   Issued for distributions reinvested                                                          --              119
                                                                                    --------------   --------------
Class B:
   Subscriptions                                                                           172,955          700,537
   Issued for distributions reinvested                                                          --           64,905
   Redemptions                                                                            (265,400)        (573,226)
                                                                                    --------------   --------------
        Net Increase (Decrease)                                                            (92,445)         192,216
                                                                                    --------------   --------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty S&P 500 Index Fund, Variable Series / June 30, 2005 (Unaudited)

NOTE 1. ORGANIZATION

Liberty S&P 500 Index Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under general supervision of the Board of Trustees. If a security is valued at a "fair value" such value is likely to be different from the last quoted market price for the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   FUTURES CONTRACTS--The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                              DECEMBER 31,
                                                  2004
                                              ------------
Distributions paid from:
     Ordinary income                           $  678,856
     Long-term capital gains                           --

Unrealized appreciation and depreciation at June 30, 2005, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation               $  10,905,269
     Unrealized depreciation                  (5,151,627)
                                           -------------
       Net unrealized appreciation         $   5,753,642
                                           =============

The following capital loss carryforwards, determined as of December 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2008                              $     19,479
       2009                                   243,840
       2010                                 1,209,651
       2011                                     9,406
       2012                                    61,449
                                         ------------
                                         $  1,543,825
                                         ============

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISORY FEE--Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee at the annual rate of 0.20%.

For the six months ended June 30, 2005, the Fund's annualized effective investment advisory fee rate was 0.20%.

   SUB-ADVISORY FEE--State Street Global Advisors ("SSgA") has been retained by Columbia as sub-advisor to the Fund. As the sub-advisor, SSgA is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays SSgA a monthly sub-advisory fee at the following annual rates:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $50 million                            $ 25,000
Over $50 million                                 0.05%

Effective August 22, 2005, SSgA will no longer sub-advise the Fund. Columbia will run the Fund's day to day business including placing orders for the purchase and sales of the Fund's portfolio securities.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended June 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.085%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2005, the Fund's annualized effective transfer agent fee rate was 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75% annually of the Fund's average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 0.75% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2005, the Fund paid $777 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $1,515,622 and $2,853,987, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the six months ended June 30, 2005, Columbia has assumed $653 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Liberty S&P 500 Index Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                      (UNAUDITED)
                                       SIX MONTHS                                                                  PERIOD
                                         ENDED                         YEAR ENDED DECEMBER 31,                      ENDED
                                        JUNE 30,        --------------------------------------------------      DECEMBER 31,
                                          2005            2004          2003          2002          2001          2000 (a)
                                      ------------      --------      --------      --------      --------      ------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                $      10.43      $   9.59      $   7.57      $   9.89      $  11.31      $      12.00
                                      ------------      --------      --------      --------      --------      ------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (b)                     0.06          0.13(c)       0.09          0.08          0.07              0.07
Net realized and unrealized
   gain (loss) on investments and
   futures contracts                         (0.18)         0.84          2.01         (2.33)        (1.43)            (0.70)
                                      ------------      --------      --------      --------      --------      ------------
     Total from Investment
       Operations                            (0.12)         0.97          2.10         (2.25)        (1.36)            (0.63)
                                      ------------      --------      --------      --------      --------      ------------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                      --         (0.13)        (0.08)        (0.06)        (0.06)            (0.06)
Return of capital                               --            --            --         (0.01)           --                --
                                      ------------      --------      --------      --------      --------      ------------
     Total Distributions Declared
       to Shareholders                          --         (0.13)        (0.08)        (0.07)        (0.06)            (0.06)
                                      ------------      --------      --------      --------      --------      ------------
NET ASSET VALUE, END OF PERIOD        $      10.31      $  10.43      $   9.59      $   7.57      $   9.89      $      11.31
                                      ============      ========      ========      ========      ========      ============
Total return (d)(e)                          (1.15)%(f)    10.12%(g)     27.68%(g)    (22.75)%(g)   (12.07)%(g)        (5.29)%(f)(g)
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (h)                                  0.65%(i)      0.75%         0.75%         0.75%         0.75%             0.75%(i)
Net investment income (h)                     1.20%(i)      1.29%         1.05%         0.88%         0.72%             0.89%(i)
Waiver/reimbursement                            --          0.14%         0.22%         0.14%         0.53%             0.61%(i)
Portfolio turnover rate                          3%(f)         6%            3%           17%            7%                2%(f)
Net assets, end of period (000's)     $     53,095      $ 54,646      $ 48,442      $ 28,762      $ 28,835      $     12,098

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)  Not annualized.
(g) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Liberty Select Value Fund, Variable Series / June 30, 2005

Liberty Select Value Fund, Variable Series seeks long-term growth.

Diane L. Sobin, the lead manager, along with David I. Hoffman, Lori J. Ensinger and Noah J. Petrucci co-manage the fund. Ms. Sobin, Mr. Hoffman and Ms. Ensinger have been with Columbia Management Advisors, Inc. or its predecessors or affiliate organizations since 2001. Mr. Petrucci has been affiliated with the advisor or its affiliates since 2002.

Mid-cap value stocks were among the best-performing asset classes during the six-month period ended June 30, 2005. The fund's investments in energy, health care and utility stocks drove performance during the period. However, a lack of exposure to refiners in the energy sector detracted from performance relative to the fund's benchmark. The fund's position in stocks that are sensitive to economic activity, including industrial and materials stocks, also detracted from performance. Investor concerns that the economy was slowing translated into weak performance for both sectors. However, we remain confident in the global economy's potential to expand and the fund remains overweight in industrial and materials stocks relative to the index.

POSITIVE RETURNS FROM ENERGY, UTILITIES, HEALTH CARE AND CONSUMER POSITIONS

As the price of oil climbed above $60 during the period, energy stocks rose strongly. The fund's positions in XTO Energy (1.2% of net assets), a US-based natural gas company, and Amerada Hess (1.2% of net assets), an integrated oil company, were the fund's strongest performers. The defensive utilities sector, with its rising cash flow and excellent dividend growth during the period, was another stand-out and we added to the fund's utility positions. Constellation Energy Group (1.6% of net assets), advanced on the strength of its exposure to rising power prices. Exelon (1.4% of net assets), a nuclear power generator, also benefited from rising power prices as the company's cost structure was lower than competitive gas and coal electric generators and its share price reflected this advantage. Within health care, HCA (0.9% of net assets), a national hospital company, made a solid contribution to the fund's performance. The fund's position in Federated Department Stores ("Federated") (1.2% of net assets) also did well. Despite higher gasoline prices, which took a bite out of consumer pocketbooks, spending remained strong and Federated enjoyed sales growth that beat expectations.

CYCLICAL INDUSTRIES TOOK A BREATHER

The fund's exposure to cyclical companies detracted from performance as investors move away from sectors that rely on economic growth for their earnings. Georgia-Pacific (0.9% of net assets), a leading manufacturer of paper and building products, was hurt by rising energy prices, which increased the company's operating costs and lowered near term earnings prospects. In the industrial sector, industrial equipment manufacturers Parker Hannifin and Ingersoll-Rand (0.8% and 0.9% of net assets, respectively) reported weaker order trends for the first half of 2005, and both stocks lost some ground. We reduced the fund's exposure to industrials and to consumer cyclicals. However, the fund remains overweight in industrials relative to the index because we believe that they have the potential to do well if the global economy continues to expand.

LOOKING AHEAD

We believe that the fund is well positioned to take advantage of the opportunities in mid-cap stocks. We plan to continue to focus on attractively-valued companies that offer earnings growth potential through sales growth and profit margin expansion. In addition, we plan to seek companies that produce rising returns on capital and that return a portion of earnings to shareholders in the form of dividend payments. Companies that repurchase their own shares are also attractive candidates for the portfolio.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall or may not approach the value the advisor has placed on it.

Holdings are disclosed as of June 30, 2005, and are subject to change.

PERFORMANCE INFORMATION
Liberty Select Value Fund, Variable Series / June 30, 2005

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                                                (CUMULATIVE)
                                                  6-MONTH      1-YEAR   5-YEAR    LIFE
--------------------------------------------------------------------------------------
Class B (05/30/00)                                      3.46    10.76     9.10    9.08
Russell Midcap Value Index(1)                           5.51    21.80    14.86   14.14

Inception date of share class is in parenthesis.

NET ASSET VALUE PER SHARE ($)                     12/31/04       06/30/05
-------------------------------------------------------------------------
Class B                                            17.64           18.25

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

[CHART]

VALUE OF A $10,000 INVESTMENT, 05/30/00 - 06/30/05

                                    RUSSELL MIDCAP
                   CLASS B SHARES    VALUE INDEX
 5/30/2000         $       10,000   $       10,000
 5/31/2000         $       10,200   $       10,183
 6/30/2000         $       10,066   $        9,803
 7/31/2000         $       10,333   $       10,033
 8/31/2000         $       11,184   $       10,648
 9/30/2000         $       10,983   $       10,750
10/31/2000         $       11,034   $       10,954
11/30/2000         $       10,309   $       10,812
12/31/2000         $       11,139   $       11,765
 1/31/2001         $       11,551   $       11,723
 2/28/2001         $       11,206   $       11,674
 3/31/2001         $       10,961   $       11,350
 4/30/2001         $       11,769   $       11,975
 5/31/2001         $       12,098   $       12,315
 6/30/2001         $       11,862   $       12,151
 7/31/2001         $       11,962   $       12,102
 8/31/2001         $       11,660   $       11,881
 9/30/2001         $       10,221   $       10,747
10/31/2001         $       10,423   $       10,804
11/30/2001         $       11,062   $       11,561
12/31/2001         $       11,525   $       12,040
 1/31/2002         $       11,618   $       12,162
 2/28/2002         $       11,812   $       12,359
 3/31/2002         $       12,361   $       12,991
 4/30/2002         $       12,395   $       12,981
 5/31/2002         $       12,437   $       12,962
 6/30/2002         $       11,744   $       12,384
 7/31/2002         $       10,908   $       11,171
 8/31/2002         $       10,984   $       11,301
 9/30/2002         $        9,819   $       10,160
10/31/2002         $       10,021   $       10,483
11/30/2002         $       10,603   $       11,143
12/31/2002         $       10,232   $       10,878
 1/31/2003         $        9,970   $       10,577
 2/28/2003         $        9,742   $       10,401
 3/31/2003         $        9,717   $       10,436
 4/30/2003         $       10,334   $       11,230
 5/31/2003         $       10,925   $       12,218
 6/30/2003         $       11,001   $       12,303
 7/31/2003         $       11,322   $       12,686
 8/31/2003         $       11,686   $       13,136
 9/30/2003         $       11,466   $       13,034
10/31/2003         $       12,236   $       13,991
11/30/2003         $       12,506   $       14,396
12/31/2003         $       13,041   $       15,018
 1/31/2004         $       13,269   $       15,415
 2/29/2004         $       13,693   $       15,795
 3/31/2004         $       13,701   $       15,821
 4/30/2004         $       13,430   $       15,151
 5/31/2004         $       13,642   $       15,539
 6/30/2004         $       14,048   $       16,094
 7/31/2004         $       13,430   $       15,658
 8/31/2004         $       13,346   $       15,910
 9/30/2004         $       13,718   $       16,373
10/31/2004         $       13,803   $       16,751
11/30/2004         $       14,598   $       17,884
12/31/2004         $       15,039   $       18,577
 1/31/2005         $       14,758   $       18,145
 2/28/2005         $       15,286   $       18,778
 3/31/2005         $       15,175   $       18,722
 4/30/2005         $       14,637   $       18,227
 5/31/2005         $       15,123   $       18,980
 6/30/2005         $       15,559   $       19,602

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The Index is unmanaged and returns for the index and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(1) Index performance for the life of the fund is from May 30, 2000.

UNDERSTANDING YOUR EXPENSES
Liberty Select Value Fund, Variable Series / June 30, 2005

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                              ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE          EXPENSES PAID       FUND'S ANNUALIZED
01/01/05 - 06/30/05        BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)     DURING THE PERIOD ($)   EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------------
                              ACTUAL    HYPOTHETICAL     ACTUAL   HYPOTHETICAL     ACTUAL  HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------------------
Class B                      1,000.00     1,000.00      1,034.61    1,019.34        5.55       5.51              1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Liberty Select Value Fund, Variable Series / June 30, 2005 (Unaudited)

                                                              SHARES            VALUE
                                                          --------------   --------------
COMMON STOCKS--97.9%
CONSUMER DISCRETIONARY--9.4%
AUTO COMPONENTS--1.3%
BorgWarner, Inc.                                                   4,200   $      225,414
Johnson Controls, Inc.                                             5,700          321,081
                                                                           --------------
                                                                                  546,495
                                                                           --------------
HOTELS, RESTAURANTS & LEISURE--1.9%
Brinker International, Inc. (a)                                    8,300          332,415
Harrah's Entertainment, Inc.                                       5,500          396,385
Outback Steakhouse, Inc.                                           2,400          108,576
                                                                           --------------
                                                                                  837,376
                                                                           --------------
MEDIA--0.7%
Dow Jones & Co., Inc.                                              1,819           64,483
Knight-Ridder, Inc.                                                2,279          139,794
New York Times Co., Class A                                        2,864           89,214
                                                                           --------------
                                                                                  293,491
                                                                           --------------
MULTILINE RETAIL--3.4%
Dollar General Corp.                                              14,500          295,220
Federated Department Stores, Inc.                                  6,800          498,304
J.C. Penney Co., Inc.                                              6,200          325,996
May Department Stores Co.                                          8,200          329,312
                                                                           --------------
                                                                                1,448,832
                                                                           --------------
SPECIALTY RETAIL--1.6%
OfficeMax, Inc.                                                    8,500          253,045
TJX Companies, Inc.                                               17,200          418,820
                                                                           --------------
                                                                                  671,865
                                                                           --------------
TEXTILES, APPAREL & LUXURY GOODS--0.5%
Reebok International Ltd.                                          4,900          204,967
                                                                           --------------
CONSUMER STAPLES--5.0%
BEVERAGES--0.8%
Pepsi Bottling Group, Inc.                                        12,000          343,320
                                                                           --------------
FOOD & STAPLES RETAILING--1.5%
Kroger Co. (a)                                                    17,300          329,219
SUPERVALU, Inc.                                                    9,800          319,578
                                                                           --------------
                                                                                  648,797
                                                                           --------------
FOOD PRODUCTS--1.7%
Dean Foods Co. (a)                                                12,200          429,928
TreeHouse Foods, Inc. (a)                                          2,440           69,565
Tyson Foods, Inc., Class A                                        12,300          218,940
                                                                           --------------
                                                                                  718,433
                                                                           --------------
TOBACCO--1.0%
UST, Inc.                                                          8,900          406,374
                                                                           --------------
ENERGY--9.4%
ENERGY EQUIPMENT & SERVICES--4.5%
BJ Services Co.                                                    4,800          251,904
National-Oilwell Varco, Inc. (a)                                   6,300          299,502
Noble Corp.                                                        6,700          412,117
Technip SA, ADR                                                    6,000          279,600
Transocean, Inc. (a)                                               7,650          412,871
Weatherford International Ltd. (a)                                 4,400          255,112
                                                                           --------------
                                                                                1,911,106
                                                                           --------------
OIL, GAS & CONSUMABLE FUELS--4.9%
Amerada Hess Corp.                                                 4,900   $      521,899
Ashland, Inc.                                                      5,000          359,350
EOG Resources, Inc.                                                3,800          215,840
Murphy Oil Corp.                                                   2,400          125,352
Williams Companies, Inc.                                          18,400          349,600
XTO Energy, Inc.                                                  14,788          502,644
                                                                           --------------
                                                                                2,074,685
                                                                           --------------
FINANCIALS--24.4%
CAPITAL MARKETS--2.4%
Bear Stearns Companies, Inc.                                       4,200          436,548
Janus Capital Group, Inc.                                         25,800          388,032
Lehman Brothers Holdings, Inc.                                     2,200          218,416
                                                                           --------------
                                                                                1,042,996
                                                                           --------------
COMMERCIAL BANKS--5.2%
City National Corp.                                                4,500          322,695
Cullen/Frost Bankers, Inc.                                         7,200          343,080
Marshall & Ilsley Corp.                                           10,700          475,615
North Fork Bancorporation, Inc.                                   11,639          326,939
TD Banknorth, Inc.                                                 6,272          186,906
UnionBanCal Corp.                                                  4,900          327,908
Zions Bancorporation                                               2,900          213,237
                                                                           --------------
                                                                                2,196,380
                                                                           --------------
DIVERSIFIED FINANCIAL SERVICES--0.8%
CIT Group, Inc.                                                    8,200          352,354
                                                                           --------------
INSURANCE--7.7%
Ace Ltd.                                                           6,700          300,495
Ambac Financial Group, Inc.                                        6,450          449,952
Cincinnati Financial Corp.                                         5,843          231,149
Endurance Specialty Holdings Ltd.                                  9,400          355,508
Genworth Financial, Inc., Class A                                  7,900          238,817
Hartford Financial Services
  Group, Inc.                                                      4,800          358,944
Lincoln National Corp.                                             6,800          319,056
Loews Corp.                                                        5,500          426,250
Nationwide Financial Services, Inc.,
  Class A                                                          7,400          280,756
Old Republic International Corp.                                  12,800          323,712
                                                                           --------------
                                                                                3,284,639
                                                                           --------------
REAL ESTATE--3.5%
Archstone-Smith Trust, REIT                                        6,100          235,582
Boston Properties, Inc., REIT                                      3,100          217,000
Equity Office Properties Trust, REIT                              10,600          350,860
Host Marriott Corp., REIT                                         27,200          476,000
ProLogis Trust, REIT                                               4,954          199,349
                                                                           --------------
                                                                                1,478,791
                                                                           --------------
THRIFTS & MORTGAGE FINANCE--4.8%
Golden West Financial Corp.                                       10,000          643,800
PMI Group, Inc.                                                   11,400          444,372
Sovereign Bancorp, Inc.                                           23,700          529,458
Webster Financial Corp.                                            9,100          424,879
                                                                           --------------
                                                                                2,042,509
                                                                           --------------

                 See Accompanying Notes to Financial Statements.

                                                              SHARES           VALUE
                                                          --------------   --------------
HEALTH CARE--5.9%
HEALTH CARE EQUIPMENT & SUPPLIES--1.5%
Millipore Corp. (a)                                                6,900   $      391,437
Varian, Inc. (a)                                                   6,700          253,193
                                                                           --------------
                                                                                  644,630
                                                                           --------------
HEALTH CARE PROVIDERS & SERVICES--3.4%
CIGNA Corp.                                                        3,000          321,090
Community Health Systems, Inc. (a)                                 7,100          268,309
HCA, Inc.                                                          6,800          385,356
Medco Health Solutions, Inc. (a)                                   4,100          218,776
WellPoint, Inc. (a)                                                3,400          236,776
                                                                           --------------
                                                                                1,430,307
                                                                           --------------
PHARMACEUTICALS--1.0%
IVAX Corp. (a)                                                    11,000          236,500
Shire Pharmaceuticals Group
  PLC, ADR                                                         6,500          213,200
                                                                           --------------
                                                                                  449,700
                                                                           --------------
INDUSTRIALS--12.6%
AEROSPACE & DEFENSE--1.7%
Goodrich Corp.                                                    10,000          409,600
Northrop Grumman Corp.                                             6,000          331,500
                                                                           --------------
                                                                                  741,100
                                                                           --------------
BUILDING PRODUCTS--0.7%
American Standard Companies, Inc.                                  7,100          297,632
                                                                           --------------
COMMERCIAL SERVICES & SUPPLIES--2.4%
Avery Dennison Corp.                                               5,300          280,688
Brink's Co.                                                        1,711           61,596
Manpower, Inc.                                                     5,000          198,900
Pitney Bowes, Inc.                                                 4,900          213,395
Waste Management, Inc.                                            10,500          297,570
                                                                           --------------
                                                                                1,052,149
                                                                           --------------
CONSTRUCTION & ENGINEERING--0.7%
Fluor Corp.                                                        3,800          218,842
Jacobs Engineering Group, Inc. (a)                                 1,285           72,294
                                                                           --------------
                                                                                  291,136
                                                                           --------------
ELECTRICAL EQUIPMENT--1.2%
AMETEK, Inc.                                                       8,000          334,800
Hubbell, Inc., Class B                                             3,900          171,990
                                                                           --------------
                                                                                  506,790
                                                                           --------------
MACHINERY--3.7%
AGCO Corp. (a)                                                    11,400          217,968
Dover Corp.                                                        5,800          211,004
Eaton Corp.                                                        3,500          209,650
Ingersoll-Rand Co., Class A                                        5,200          371,020
Kennametal, Inc.                                                   5,300          243,005
Parker Hannifin Corp.                                              5,200          322,452
                                                                           --------------
                                                                                1,575,099
                                                                           --------------
ROAD & RAIL--1.7%
Burlington Northern Santa Fe Corp.                                 7,900          371,932
Norfolk Southern Corp.                                            11,000          340,560
                                                                           --------------
                                                                                  712,492
                                                                           --------------
TRADING COMPANIES & DISTRIBUTORS--0.5%
United Rentals, Inc. (a)                                          10,300   $      208,163
                                                                           --------------
INFORMATION TECHNOLOGY--8.0%
COMMUNICATIONS EQUIPMENT--1.0%
Andrew Corp. (a)                                                  31,900          407,044
                                                                           --------------
COMPUTERS & PERIPHERALS--0.3%
ATI Technologies, Inc. (a)                                        10,800          127,980
                                                                           --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--5.4%
Agilent Technologies, Inc. (a)                                     9,100          209,482
Amphenol Corp., Class A                                            9,900          397,683
Arrow Electronics, Inc. (a)                                       13,200          358,512
AVX Corp.                                                         13,600          164,832
Flextronics International Ltd. (a)                                16,100          212,681
Ingram Micro, Inc., Class A (a)                                    8,100          126,846
Littelfuse, Inc. (a)                                              10,000          278,500
Mettler-Toledo International, Inc. (a)                             7,000          326,060
Tektronix, Inc.                                                    9,500          221,065
                                                                           --------------
                                                                                2,295,661
                                                                           --------------
IT SERVICES--0.5%
Affiliated Computer Services, Inc.,
  Class A (a)                                                      4,300          219,730
                                                                           --------------
SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--0.1%
MEMC Electronic Materials, Inc. (a)                                2,700           42,579
                                                                           --------------
SOFTWARE--0.7%
Activision, Inc. (a)                                               6,300          104,076
Cadence Design Systems, Inc. (a)                                   7,500          102,450
Electronic Arts, Inc. (a)                                          2,000          113,220
                                                                           --------------
                                                                                  319,746
                                                                           --------------
MATERIALS--10.4%
CHEMICALS--6.5%
Agrium, Inc.                                                      15,400          301,994
Air Products & Chemicals, Inc.                                     6,800          410,040
Celanese Corp., Series A (a)                                      11,300          179,557
Eastman Chemical Co.                                               3,600          198,540
Engelhard Corp.                                                    7,300          208,415
Lubrizol Corp.                                                     9,100          382,291
Nalco Holding Co. (a)                                             14,600          286,598
PPG Industries, Inc.                                               6,100          382,836
Rohm and Haas Co.                                                  8,800          407,792
                                                                           --------------
                                                                                2,758,063
                                                                           --------------
CONSTRUCTION MATERIALS--0.9%
Martin Marietta Materials, Inc.                                    5,800          400,896
                                                                           --------------
CONTAINERS & PACKAGING--1.1%
Bemis Co., Inc.                                                    9,600          254,784
Crown Holdings, Inc. (a)                                          13,800          196,374
                                                                           --------------
                                                                                  451,158
                                                                           --------------
METALS & MINING--0.5%
Freeport-McMoRan Copper & Gold,
  Inc., Class B                                                    5,600          209,664
                                                                           --------------

                 See Accompanying Notes to Financial Statements.

                                                              SHARES           VALUE
                                                          --------------   --------------
PAPER & FOREST PRODUCTS--1.4%
Georgia-Pacific Corp.                                             12,400   $      394,320
MeadWestvaco Corp.                                                 7,534          211,253
                                                                           --------------
                                                                                  605,573
                                                                           --------------
TELECOMMUNICATION SERVICES--1.6%
WIRELESS TELECOMMUNICATION SERVICES--1.6%
Telephone & Data Systems, Inc.--
  Special Shares                                                   8,500          325,890
Telephone & Data Systems, Inc.                                     8,500          346,885
                                                                           --------------
                                                                                  672,775
                                                                           --------------
UTILITIES--11.2%
ELECTRIC UTILITIES--7.2%
Edison International                                              10,500          425,775
Entergy Corp.                                                      9,000          679,950
Exelon Corp.                                                      11,800          605,694
FPL Group, Inc.                                                    5,300          222,918
PG&E Corp.                                                        15,300          574,362
PPL Corp. (a)                                                      5,700          338,466
Reliant Energy, Inc. (a)                                          17,500          216,650
                                                                           --------------
                                                                                3,063,815
                                                                           --------------
GAS UTILITIES--0.5%
AGL Resources, Inc.                                                5,900          228,035
                                                                           --------------
INDEPENDENT POWER PRODUCERS &
  ENERGY TRADERS--2.2%
AES Corp. (a)                                                     14,400          235,872
Constellation Energy Group                                        12,100          698,049
                                                                           --------------
                                                                                  933,921
                                                                           --------------
MULTI-UTILITIES--1.3%
Energy East Corp.                                                 11,300          327,474
Sempra Energy                                                      5,400          223,074
                                                                           --------------
                                                                                  550,548
                                                                           --------------
TOTAL COMMON STOCKS
  (cost of $33,335,820)                                                        41,699,796
                                                                           --------------

                                                               PAR
                                                          --------------
CONVERTIBLE BOND--0.4%
COMMUNICATIONS--0.4%
TELECOMMUNICATIONS--0.4%
Lucent Technologies, Inc., Series B
  2.750% 06/15/25                                         $      153,600          177,552
                                                                           --------------
TOTAL CONVERTIBLE BOND
  (cost of $175,599)                                                              177,552
                                                                           --------------

                                                              SHARES           VALUE
                                                          --------------   --------------
CONVERTIBLE PREFERRED STOCK--0.1%
BASIC MATERIALS--0.1%
CHEMICALS--0.1%
Celanese Corp.                                                     1,600   $       39,200
                                                                           --------------
TOTAL CONVERTIBLE PREFERRED STOCK
  (cost of $40,000)                                                                39,200
                                                                           --------------

                                                                PAR
                                                          --------------
SHORT-TERM OBLIGATION--1.8%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 06/30/05, due 07/01/05
   at 2.700%, collateralized by a U.S.
   Treasury Bond maturing 05/15/17,
   market value of $778,950
   (repurchase proceeds $757,057)                         $      757,000          757,000
                                                                           --------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $757,000)                                                             757,000
                                                                           --------------
TOTAL INVESTMENTS--100.2%
   (cost of $34,308,419) (b)                                                   42,673,548
                                                                           --------------
OTHER ASSETS & LIABILITIES, NET--(0.2)%                                           (90,506)
                                                                           --------------
NET ASSETS--100.0%                                                         $   42,583,042
                                                                           ==============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing security.
(b) Cost for federal income tax purposes is $34,309,259.

At June 30,2004, the Fund held investments in the following sectors:

SECTOR                                      % OF NET ASSETS
------                                      ---------------
Financials                                         24.4%
Industrials                                        12.6
Utilities                                          11.2
Materials                                          10.5
Consumer Discretionary                              9.4
Energy                                              9.4
Information Technology                              8.0
Health Care                                         5.9
Consumer Staples                                    5.0
Telecommunication Services                          2.0
Short-Term Obligation                               1.8
Other Assets & Liabilities, Net                    (0.2)
                                                  -----
                                                  100.0%
                                                  =====

            ACRONYM              NAME
            -------              ----
             ADR       American Depositary Receipt
             REIT      Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Select Value Fund, Variable Series / June 30, 2005 (Unaudited)

ASSETS:
Investments, at cost                                           $   34,308,419
                                                               --------------
Investments, at value                                          $   42,673,548
Cash                                                                  176,297
Receivable for:
   Investments sold                                                   760,266
   Fund shares sold                                                       139
   Interest                                                               245
   Dividends                                                           49,121
   Foreign tax reclaim                                                     21
Expense reimbursement due from Distributor                              1,805
Deferred Trustees' compensation plan                                    3,648
                                                               --------------
     TOTAL ASSETS                                                  43,665,090
                                                               --------------
LIABILITIES:
Payable for:
   Investments purchased                                              937,834
   Fund shares repurchased                                             97,752
   Investment advisory fee                                             23,950
   Transfer agent fee                                                     748
   Pricing and bookkeeping fees                                         1,027
   Trustees' fees                                                         544
   Audit fee                                                            7,276
   Distribution fee--Class B                                            8,536
Deferred Trustees' fees                                                 3,648
Other liabilities                                                         733
                                                               --------------
     TOTAL LIABILITIES                                              1,082,048
                                                               --------------
NET ASSETS                                                     $   42,583,042
                                                               ==============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                $   30,298,891
Undistributed net investment income                                    96,392
Accumulated net realized gain                                       3,822,610
Net unrealized appreciation on:
   Investments                                                      8,365,129
   Foreign currency translations                                           20
                                                               --------------
NET ASSETS                                                     $   42,583,042
                                                               ==============
CLASS A:
Net assets                                                     $    1,821,952
Shares outstanding                                                     99,582
                                                               ==============
Net asset value per share                                      $        18.30
                                                               ==============
CLASS B:
Net assets                                                     $   40,761,090
Shares outstanding                                                  2,233,479
                                                               ==============
Net asset value per share                                      $        18.25
                                                               ==============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Select Value Fund, Variable Series
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Dividends                                                      $      315,982
Interest                                                               11,352
                                                               --------------
   Total Investment Income (net of foreign taxes
     withheld of $963)                                                327,334
                                                               --------------
EXPENSES:
Investment advisory fee                                               146,564
Distribution fee--Class B                                              50,267
Transfer agent fee                                                      3,873
Pricing and bookkeeping fees                                            5,840
Trustees' fees                                                          3,721
Custody fee                                                             3,725
Non-recurring costs (See Note 6)                                          517
Other expenses                                                         18,332
                                                               --------------
   Total Expenses                                                     232,839
Fees reimbursed by the Distributor--Class B                            (3,889)
Non-recurring costs assumed by Investment
   Advisor (See Note 6)                                                  (517)
Custody earnings credit                                                  (132)
                                                               --------------
   Net Expenses                                                       228,301
                                                               --------------
Net Investment Income                                                  99,033
                                                               --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY:
Net realized gain (loss) on:
   Investments                                                      3,899,984
   Foreign currency transactions                                          (37)
                                                               --------------
     Net realized gain                                              3,899,947
                                                               --------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments                                                     (2,559,900)
   Foreign currency translations                                           20
                                                               --------------
     Net change in unrealized appreciation
       (depreciation)                                              (2,559,880)
                                                               --------------
Net Gain                                                            1,340,067
                                                               --------------
Net Increase in Net Assets from Operations                     $    1,439,100
                                                               ==============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Select Value Fund, Variable Series

                                                                            (UNAUDITED)
                                                                            SIX MONTHS
                                                                               ENDED         YEAR ENDED
                                                                              JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                              2005            2004
----------------------------------                                          ------------    ------------
OPERATIONS:
Net investment income                                                       $     99,033    $     93,250
Net realized gain on investments                                               3,899,947         895,509
Net change in unrealized appreciation (depreciation) on investments           (2,559,880)      4,793,118
                                                                            ------------    ------------
        Net Increase from Operations                                           1,439,100       5,781,877
                                                                            ------------    ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                            --          (7,134)
   Class B                                                                            --        (107,354)
From net realized gains:
   Class A                                                                            --          (7,660)
   Class B                                                                            --        (196,158)
                                                                            ------------    ------------
        Total Distributions Declared to Shareholders                                  --        (318,306)
                                                                            ------------    ------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                 253,098         321,105
   Distributions reinvested                                                           --          14,794
   Redemptions                                                                  (102,282)       (337,200)
                                                                            ------------    ------------
        Net Increase (Decrease)                                                  150,816          (1,301)
                                                                            ------------    ------------
Class B:
   Subscriptions                                                               1,201,984       3,272,086
   Distributions reinvested                                                           --         303,512
   Redemptions                                                                (2,945,670)     (4,501,454)
                                                                            ------------    ------------
        Net Decrease                                                          (1,743,686)       (925,856)
                                                                            ------------    ------------
Net Decrease from Share Transactions                                          (1,592,870)       (927,157)
                                                                            ------------    ------------
Total Increase (Decrease) in Net Assets                                         (153,770)      4,536,414
NET ASSETS:
Beginning of period                                                           42,736,812      38,200,398
                                                                            ------------    ------------
End of period (including undistributed (overdistributed)
   net investment income of $96,392 and $(2,641), respectively)             $ 42,583,042    $ 42,736,812
                                                                            ============    ============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                  14,063          19,659
   Issued for distributions reinvested                                                --             837
   Redemptions                                                                    (5,754)        (21,172)
                                                                            ------------    ------------
        Net Increase (Decrease)                                                    8,309            (676)
                                                                            ------------    ------------
Class B:
   Subscriptions                                                                  68,225         203,481
   Issued for distributions reinvested                                                --          17,196
   Redemptions                                                                  (166,443)       (276,030)
                                                                            ------------    ------------
        Net Decrease                                                             (98,218)        (55,353)
                                                                            ------------    ------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Select Value Fund, Variable Series / June 30, 2005 (Unaudited)

NOTE 1. ORGANIZATION

Liberty Select Value Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                            DECEMBER 31,
                                                2004
                                            ------------
Distributions paid from:
   Ordinary income                          $    119,464
   Long-term capital gains                       198,842

Unrealized appreciation and depreciation at June 30, 2005, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation                 $ 9,176,291
   Unrealized depreciation                    (812,002)
                                           -----------
       Net unrealized appreciation         $ 8,364,289
                                           ===========

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISORY FEE--Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $500 million                             0.70%
$500 million to $1 billion                     0.65%
Over $1 billion                                0.60%

For the six months ended June 30, 2005, the Fund's annualized effective investment advisory fee rate was 0.70%.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended June 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.028%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2005, the Fund's annualized effective transfer agent fee rate was 0.02%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10% annually of the Fund's average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2005, the Fund paid $771 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $14,883,152 and $16,420,592, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the six months ended June 30, 2005, Columbia has assumed $517 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Liberty Select Value Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                          (UNAUDITED)
                                           SIX MONTHS                                                              PERIOD
                                             ENDED                      YEAR ENDED DECEMBER 31,                     ENDED
                                            JUNE 30,        -----------------------------------------------     DECEMBER 31,
                                             2005             2004         2003         2002         2001         2000 (a)
                                          -----------       --------     --------     --------     --------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD      $     17.64       $  15.41     $  12.11     $  13.65     $  13.24     $      12.00
                                          -----------       --------     --------     --------     --------     ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                        0.04           0.04         0.03         0.01         0.05             0.09
Net realized and unrealized gain (loss)
   on investments                                0.57           2.32         3.29        (1.54)        0.41             1.28
                                          -----------       --------     --------     --------     --------     ------------
     Total from Investment Operations            0.61           2.36         3.32        (1.53)        0.46             1.37
                                          -----------       --------     --------     --------     --------     ------------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                         --          (0.05)       (0.02)       (0.01)       (0.03)           (0.07)
From net realized gains                            --          (0.08)          --           --        (0.02)              --(c)
Return of capital                                  --             --           --           --           --            (0.06)
                                          -----------       --------     --------     --------     --------     ------------
     Total Distributions Declared to
       Shareholders                                --          (0.13)       (0.02)       (0.01)       (0.05)           (0.13)
                                          -----------       --------     --------     --------     --------     ------------
NET ASSET VALUE, END OF PERIOD            $     18.25       $  17.64     $  15.41     $  12.11     $  13.65     $      13.24
                                          ===========       ========     ========     ========     ========     ============
Total return (d)(e)(f)                           3.46%(g)      15.32%       27.44%      (11.21)%       3.47%           11.38%(g)
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (h)                                     1.10%(i)       1.10%        1.10%        1.10%        1.10%            1.10%(i)
Net investment income (h)                        0.47%(i)       0.23%        0.20%        0.09%        0.34%            1.13%(i)
Waiver/reimbursement                             0.02%(i)       0.01%        0.10%        0.08%        0.73%            1.56%(i)
Portfolio turnover rate                            36%(g)         17%          12%          21%          15%              26%(g)
Net assets, end of period (000's)         $    40,761       $ 41,125     $ 36,782     $ 24,615     $ 16,886     $      3,762

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

LIBERTY VARIABLE INVESTMENT TRUST


      INVESTMENT MANAGER AND ADMINISTRATOR
      Columbia Management Advisors, Inc.
      100 Federal Street
      Boston, MA 02110

      TRANSFER AGENT
      Columbia Funds Services, Inc.
      PO Box 8081
      Boston, MA 02266-8081


      IMPORTANT INFORMATION

      A description of the funds' proxy voting policies and procedures is available (i) on the funds' website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

      The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

 (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

 (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                    Liberty Variable Investment Trust
            ---------------------------------------------------------------


By (Signature and Title)        /S/ Christopher L. Wilson
                        ---------------------------------------------------
                                Christopher L. Wilson, President


Date                            August 29, 2005
    -----------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)        /S/ Christopher L. Wilson
                        ---------------------------------------------------
                                Christopher L. Wilson, President


Date                            August 29, 2005
    -----------------------------------------------------------------------


By (Signature and Title)        /S/ J. Kevin Connaughton
                        ---------------------------------------------------
                                J. Kevin Connaughton, Treasurer


Date                            August 29, 2005
    -----------------------------------------------------------------------